                            RS INVESTMENT MANAGEMENT
                                  www.rsim.com


                                   [GRAPHIC]


                               2000 ANNUAL REPORT

RS FUNDS

1-800-766-FUND
--------------
www.rsim.com
--------------
funds@rsim.com

--------------
AccountLink
1-800-624-8025
24 hour automated
account information


TOTAL RETURN SUMMARY - AS OF DECEMBER 31, 2000

                                                                                                           AVERAGE
                                                               THREE-YEAR     FIVE-YEAR      TEN-YEAR       ANNUAL
                                     INCEPTION      ONE-YEAR      AVERAGE       AVERAGE       AVERAGE        SINCE
RS GROWTH FUNDS                           DATE         TOTAL       ANNUAL        ANNUAL        ANNUAL    INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth - RSAGX               5/1/00             -            -             -             -           -*

Diversified Growth - RSDGX              8/1/96       -26.91%       28.59%             -             -       32.07%

Emerging Growth - RSEGX               11/30/87       -25.04%       39.45%        31.33%        23.74%       25.29%

The Information Age Fund
-Registered Trademark- - RSIFX        11/15/95       -35.09%       30.75%        24.63%             -       22.18%

RS Internet Age Fund-TM- - RIAFX       12/1/99       -46.39%            -             -             -      -32.48%

MicroCap Growth - RSMGX                8/15/96         4.44%       17.59%             -             -       21.34%

MidCap Opportunities - RSMOX           7/12/95        -6.28%       17.77%        19.94%             -       20.61%

Value + Growth - RSVPX                 5/12/92       -11.09%       13.32%        13.58%             -       18.83%

RS VALUE FUNDS
------------------------------------------------------------------------------------------------------------------------------------

The Contrarian Fund -TM- - RSCOX       6/30/93        10.30%        0.89%        -2.51%             -        2.66%

Global Natural Resources - RSNRX      11/15/95        25.85%        0.32%         3.39%             -        3.54%

Partners - RSPFX                       7/12/95        31.44%       -0.26%        10.89%             -       10.67%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost. *Performance has not been annualized.

TABLE OF CONTENTS

OUR PEOPLE
Portfolio Manager Biographies                                                 4

GROWTH FUNDS
Aggressive Growth Fund                                                        7
Diversified Growth Fund                                                      11
Emerging Growth Fund                                                         15
The Information Age Fund -Registered Trademark-                              19
RS Internet Age Fund-TM-                                                     23
MicroCap Growth Fund                                                         27
MidCap Opportunities Fund                                                    31
Value + Growth Fund                                                          35

VALUE FUNDS
The Contrarian Fund-TM-                                                      39
Global Natural Resources Fund                                                43
Partners Fund                                                                47

FINANCIALS
Schedule of Investments                                                      52
Statement of Assets and Liabilities                                          74
Statement of Operations                                                      76
Statement of Changes in Net Assets                                           78
Financial Highlights                                                         82
Notes to Financial Statements                                                86

ANNUAL REPORT

DEAR FELLOW SHAREHOLDERS


[PHOTO OF G. RANDY  HECHT]
G. RANDY HECHT
CHAIRMAN & CEO

The stock market over the last 24 months has been as volatile as any time in recorded history. Our fund shareholders have seen this volatility work both for them and against them. For 1999 several of our growth funds that invest in technology stocks recorded breathtaking returns well in excess of 100%. But for the year 2000, these same funds were down 25% - 35% as the economy slowed and recession loomed as a possibility. Combining the two years, our top funds easily beat the market averages, but the ride has been difficult. Unfortunately, some of the difficulty just comes with the territory of investing in aggressive growth stocks. The lesson to be taken from such painful times is that the best thing to do is either sit tight and or dollar-cost average* down by investing more (though never more than what would be expected for prudent asset allocation and diversification). Diversification across investment styles also helps keep the gyrations of any one fund acceptable. Indeed, all of our value-oriented funds produced positive results, with The Contrarian Fund -TM-, RS Global Natural Resources, and RS Partners Fund generating 10.30%, 25.85%, and 31.44% returns, respectively.

As we move through early 2001, the Federal Reserve Board has taken a very positive step by cutting short-term interest rates one full percentage point. Historically, interest rate cuts have triggered market rallies and spurred bull markets. We project that the market will experience additional rate cuts that, in turn, will put money into consumer pockets and leave an immediate positive impact on the economy.

Of course, RS uses the same investment process regardless of the state of the market. The cornerstone of this process is the discipline of doing exhaustive research on the stocks in our investment universe and then owning those stocks with the best risk/reward relationship. Given the very large and indiscriminate downward move in 2000, we believe that there are excellent bargain-hunting opportunities for great technology companies. Our recently expanded analyst team is committed to finding those bargains.

At RS, we are constantly striving to better communicate with you and take advantage of state-of-the-art technology, an achievable objective given our close proximity to Silicon Valley. We are excited to introduce three new, innovative ways to communicate with you as we head into 2001. First, beginning this quarter, we will start providing regular portfolio manager commentary on our web site (www.rsim.com) through streaming video.

                                                                        RS FUNDS

We hope that you take advantage of this opportunity to see and hear from your managers on a quarterly basis. Second, we are implementing a wireless web site via the palm pilot that will allow you to access your account wherever you are, whenever you want. Lastly, we will introduce electronic distribution of your quarter-end statements (we like to save paper as much as you do). As usual, we want to provide the benefits of cutting-edge communications to our shareholders as well as deepen our commitment to leverage the growth of the New Economy.

Thank you for your continued trust and support.

Sincerely,

/s/ Randy Hecht

Randy Hecht
CHAIRMAN AND CEO
RS Investment Management
randy_hecht@rsim.com

Past performance does not guarantee future results.

*Systematic investing does not guarantee a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

AS USUAL, WE WANT TO PROVIDE THE BENEFITS OF CUTTING-EDGE COMMUNICATIONS TO OUR SHAREHOLDERS AS WELL AS DEEPEN OUR COMMITMENT TO LEVERAGE THE GROWTH OF THE NEW ECONOMY.

ANNUAL REPORT

OUR PEOPLE

A COMMITMENT
TO QUALITY

A COMMITMENT TO QUALITY

AT RS INVESTMENT MANAGEMENT, WE BELIEVE OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF QUALITY INDIVIDUALS, WITH EXCEPTIONAL EDUCATIONAL BACKGROUNDS, EXTENSIVE INVESTMENT EXPERIENCE, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

                                   GROWTH TEAM

[PHOTO OF CATHERINE BAKER]

CATHERINE BAKER* is a principal and co-portfolio manager of the RS Internet Age Fund-TM- and a senior analyst at RS Investment Management (RSIM). She joined the RSIM research team in March 1997. Cathy is responsible for covering software, Internet, and information and business services companies. Previously she was a senior analyst covering information services companies at Robertson, Stephens & Company (RS&Co., now Robertson Stephens) beginning in the spring of 1995. Prior to joining RS&Co., she served as an analyst at Cowen & Company. She also has previous brokerage analyst experience at J.P. Morgan Securities and industry experience at IBM as an analyst in software acquisitions. Cathy has a B.S.E. in electrical engineering from the University of Michigan and holds a M.B.A. from Carnegie-Mellon University.

[PHOTO OF RODERICK R. BERRY]

RODERICK R. BERRY is president of Elijah Asset Management (EAM). Currently he serves as co-portfolio manager of The Information Age Fund -Registered Trademark- in a sub-advisory role. Prior to EAM, Rod joined Robertson Stephens Investment Management in April 1995 as an industry analyst to cover data networking, telecommunications, PC manufacturers, and passive electronics corporations. Prior to that time, Rod worked for USL Capital for six years as both an investment officer and a financial manager. Prior to joining USL Capital, he was the assistant product manager for interest-bearing checking at Wells Fargo Bank. From 1987-1989, Rod was president and founder of the Bay Area Optical Laboratory, Inc., a wholesale optical laboratory. Rod holds a B.A. in economics from Stanford and a M.B.A. from the J. L. Kellogg School at Northwestern.

[PHOTO OF JAMES L. CALLINAN]

JAMES L. CALLINAN is a managing director and portfolio manager of the RS Aggressive Growth Fund, RS Emerging Growth Fund, RS Internet Age Fund-TM-, and emerging growth separate accounts. He joined RS Investment Management (RSIM) in June 1996. Prior to joining RSIM, he was portfolio manager for Putnam's OTC Emerging Growth, Emerging Information Science Trust, and Emerging Health Sciences Funds for three years. While at Putnam, Jim spent several years as an equity analyst covering small-cap growth stocks. Jim received an A.B. in economics from Harvard University, a M.S. in accounting from NYU Business School, and a M.B.A. from Harvard Business School.

*Cathy Baker is no longer a co-portfolio manager of the RS Internet Age Fund-TM-. Please refer to the prospectus for more information.

[PHOTO OF RONALD E. ELIJAH]

RONALD E. ELIJAH is chief executive officer of Elijah Asset Management (EAM) and was formerly a managing director of Robertson Stephens Investment Management. He has been portfolio manager of the RS Value + Growth Fund and The Information Age Fund -Registered Trademark- since their inceptions and currently serves as portfolio manager in a sub-advisory role. Ron began his career as a technology analyst with Montgomery Securities (now Banc of America Securities). In 1985, he joined Robertson, Stephens & Company (now Robertson Stephens) as a research analyst covering several sectors, including technology and environmental and business services. From 1990 to 1992, Ron worked as an investment analyst for a $400 million hedge fund where he broadened his research expertise to include such sectors as consumer retailing and wholesaling, and natural resources. He received a master's degree in economics from Humboldt State University and a M.B.A. degree with an emphasis in finance from Golden Gate University.

[PHOTO OF DAVID J. EVANS]

DAVID J. EVANS is a managing director and portfolio manager of the RS MicroCap Growth Fund and small-cap growth separate accounts. He joined RS Investment Management (RSIM) in September 1989 as vice president, director of research, and participated in the portfolio management process for the RS Emerging Growth Fund and small-cap growth separate accounts. Prior to joining RSIM, Dave was vice president and portfolio manager for the CIGNA Aggressive Growth Fund, as well as manager for CIGNA's aggressive growth separate account relationships. While at CIGNA, Dave also spent several years as a research analyst for aerospace, defense, technology, and electronics companies. Dave received a B.A. in history from Muskingum College and a M.B.A. in finance from the Wharton School of the University of Pennsylvania.

[PHOTO OF RAINERIO J. REYES]

RAINERIO J. REYES is a principal and co-portfolio manager of the RS MicroCap Growth Fund and the small-cap growth separate accounts. He joined the RS Investment Management (RSIM) research team in 1994. Prior to joining RSIM, Rai was a management consultant with Ernst & Young. During the Aquino Administration, Rai served as executive assistant to the Secretary of Transportation and Communications, Republic of the Philippines. While with Hilton Hotels Corporation, Rai held various positions in operations management. Rai received a B.S. from Cornell University and a M.B.A. from the Wharton School of the University of Pennsylvania.

[PHOTO OF JOHN H. SEABERN]

JOHN H. SEABERN is a vice president and co-portfolio manager of the RS Diversified Growth Fund. He has served on the management team of the RS Diversified Growth Fund since its inception. He joined the RS Investment Management (RSIM) research team in September 1993. Prior to joining RSIM, John worked at Duncan-Hurst Capital Management as a performance analyst for two years. He holds a B.S. degree in finance from the University of Colorado and is a CFA.

[PHOTO OF JOHN L. WALLACE]

JOHN L. WALLACE is a managing director and portfolio manager of the RS MidCap Opportunities Fund, RS Diversified Growth Fund, and related separate accounts. He joined RS Investment Management (RSIM) in July 1995. Prior to joining RSIM, John was vice president and portfolio manager of Oppenheimer's Main Street Income & Growth and Total Return mutual funds, where he managed more than $4 billion in assets. Before going to work on Wall Street, John was co-founder, owner, and operator of an Ecuadorian export firm. He holds a B.A. from the University of Idaho and a M.B.A. from Pace University.

ANNUAL REPORT

A COMMITMENT
TO QUALITY

                                   VALUE TEAM

RICK BARRY is managing general partner of Eastbourne Capital Management LLC and currently manages a portion of assets in The Contrarian Fund-TM- in a sub-advisory role. Prior to Eastbourne, he joined Robertson Stephens Investment Management as an analyst for The Contrarian Fund-TM- in September 1995. He has 18 years of investment experience, most recently as an analyst focusing on hedge funds for Banyan Securities. Prior to that time, Rick worked with Regal Asset Management as a portfolio manager and with the Feshbach Brothers in Dallas, Texas, as an analyst. The Feshbach Brothers managed an incentive-based partnership specializing in short selling. From 1982-1990, Rick worked in the brokerage industry, starting as a retail account executive with Merrill Lynch, and ending as a vice president of institutional sales at Lazard Freres in New York. He graduated Magna Cum Laude from Pennsylvania State University with a degree in political science.

[PHOTO OF ANDREW P. PILARA, JR.]

ANDREW P. PILARA, JR. is a managing director and has been responsible for managing the RS Partners Fund since the Fund's inception in July 1995. He is responsible for managing the RS Global Natural Resources Fund and has been a member of the management team for The Contrarian Fund-TM- since August 1993. Andy has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, he founded and was president of Pilara Associates, an investment management firm established in 1974. He had previously worked in institutional sales at Dean Witter Reynolds and J. Barth & Company. He holds a B.A. in economics from St. Mary's College.

[PHOTO OF PAUL H. STEPHENS]

PAUL H. STEPHENS was a founding partner of Robertson, Stephens & Company (RS&Co., now Robertson Stephens) and is now a managing director of RS Investment Management where he manages The Contrarian Fund-TM- with a team of investment professionals. In addition to managing private investment portfolios for individuals since 1975, he led the venture capital group from 1985 to 1990. Prior to founding RS&Co., he was a partner of Robertson, Colman, Siebel & Weisel (now Banc of America Securities) and with Smith Barney & Company. Paul received B.S. and M.B.A. degrees from the University of California at Berkeley.

                             AGGRESSIVE GROWTH FUND

                         INVESTING IN SMALL-, MID-, AND
                           LARGE-CAP GROWTH COMPANIES



                                       NEW
                                      FUND

ANNUAL REPORT

AGGRESSIVE GROWTH FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]
FUND PHILOSOPHY


[PHOTO OF JAMES L. CALLINAN]
JAMES L. CALLINAN
FOR BIO SEE PAGE 4

The RS Aggressive Growth Fund invests in companies of any size that we believe offer the potential for significant increases in value. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with competitive advantages such as superior technology, profitability, management, or market share.

                                 FUND UPDATE

As many of you know, we started the RS Aggressive Growth Fund on May 1, 2000 and did so because we felt that our RS Emerging Growth Fund research process uncovered many exceptional companies which quickly grew beyond the latter Fund's market capitalization limits. As such, we prematurely sold great firms with strong proprietary advantages and left quite a significant amount of outperformance on the table. Few companies have the management talent or desire to turn a great idea into a product, then into a publicly traded growth firm, and finally into a going concern with long-term franchise value and future appreciation potential. The RS Aggressive Growth Fund looks for emerging growth companies that retain our investment qualifications but have the potential to grow far beyond small- or mid-cap status.

Our task is an imperfect art form and an imprecise science. Our first year did not come close to achieving an optimum portfolio as described above. The Fund fell 17.80% since May 1 versus -24.60% for the Russell 3000 Growth Index(2) and -9.40% for the S&P 500 Index(3). For the fourth quarter of 2000, the Fund was down 26.15% versus -21.27% and -7.82% for the Russell 3000 Growth and the S&P 500, respectively. We are encouraged by the opportunities afforded the Fund because many stocks which fit our requirements fell dramatically in 2000 as evidenced by the NASDAQ Composite Index's(4) 39.29% fall.

As we said, we are searching for a few huge winners from the ranks of the Emerging Growth Fund. America Online (AOL) (0.87% of the Fund as of 12/31/00) is one such name from the distant past that has led a charmed life and offers a case study as to what this Fund desires. AOL/Time Warner is a veritable force in the new media landscape. This combined company has a line-up of cable systems, cable and network programming, music and movies on the old media side. AOL, Netscape, and Compuserve make up the "new media" lineup. Yet the aggressive growth of this story will come from the 28 million AOL members. These are the same members who Wall Street predicted would leave to use Microsoft Network because it was only $5.00 per month; then leave to go to Net Zero because it was free; then leave to sign up with Earthlink or Mindspring because it was Internet-only; then leave to subscribe to AT&T because it was, well, AT&T. AOL not only retained them but also enticed them to spend more time on the service. These subscribers are online 65 minutes per day that compares quite starkly to Yahoo!'s surprisingly low 3 - 5 minutes per day. An even greater number flock to the firm's Internet sites such as AOL.com, Instant Messaging, and Netscape. Without an increase in price, AOL provides new features, functionality, and more members who enhance the experience even more. This only costs about $22.00 per month, roughly half a cable bill. Entertaining, yes; a new instant communications vehicle, affirmative; an interactive media staple for the next 25 years, we surely hope so!

We own AOL in this Fund now because users cannot live without the network effect. They like the sheer volume of people there. We do not feel the same presence of Yahoo!'s users when we use Yahoo!. One jumps on and jumps off of Yahoo!. Yahoo! is like going to Walgreens: it's easy, convenient and reasonably priced, but no one is going to hang out there. The power of this medium is interactivity,

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (SINCE INCEPTION THROUGH 12/31/00)

Professional Detailing, Inc. ........................................$3,430,474
CacheFlow, Inc. .....................................................$2,716,147
Nortel Networks Corporation .........................................$2,196,137
Calpine Corporation .................................................$1,843,340
NetIQ Corporation ...................................................$1,788,839
Software.com, Inc. ..................................................$1,583,020
Conseco, Inc. .......................................................$1,475,947
AudioCodes, Ltd. ....................................................$1,123,040
Informatica Corporation .............................................$1,081,210
BEA Systems, Inc. .....................................................$970,092

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (SINCE INCEPTION THROUGH 12/31/00)

Nextel Communications, Inc. .........................................$4,016,623
Metromedia Fiber Network, Inc. ......................................$3,922,130
Netro Corporation ...................................................$3,590,460
Packeteer, Inc. .....................................................$3,124,408
TIBCO Software, Inc. ................................................$3,053,355
Critical Path, Inc. .................................................$2,968,160
XO Communications, Inc. .............................................$2,866,633
Be Free, Inc. .......................................................$2,572,352
Efficient Networks, Inc. ............................................$2,513,130
Elantec Semiconductor, Inc. .........................................$2,408,497

and AOL knows how to harness it to increase the time users spend online. More time online equals more advertising revenue dollars. AOL runs its content and interactive areas the right way; they invest heavily in technology and software for greater functionality. Its lower operating margin proves it. On the other hand, Yahoo!, has an unsustainably high margin, which smacks to us of harvesting a growth business before the market is mature (a crime in the court of growth stock investing). AOL's hold on its user base, due primarily to community atmosphere of the service, provides a "Warren Buffett-described" moat around its business.

What does the future hold for AOL? Our estimates say that within five years AOL will have 60 million subscribers: 50 million in the U.S., and 10 million overseas. AOL is presently generating advertising and e-commerce revenues of about $70 - $90 per subscriber per year which we believe can rise to $200 - $250 per year. Time's own Turner cable programs generate revenue of $110 - $120 per 80 million cable households, and they supply merely news, old movies and the Atlanta Braves (in summer). More opportunity to grow revenues revolves around monthly subscriber pricing. Competition is receding as new access business entrants are finally non-existent. Given AOL's subscriber dominance and feature rich environment, price hikes to $30.00 per month will probably stick over time.

Time Warner, on the other hand, remains a stock of the 1970's and 1980's, emitting gobs of cash from music and programming, but its top line growth is sorely lacking. We still worry that corporate governance may sway over time to Time Warner and that AOL executives may leave. This is a risk until the present CEO retires, and we will keep a close watch on this issue. Time Warner's cable business allows AOL to have a story for Wall Street about high-speed access. We believe that providers of broadband speed will come begging to AOL for its understanding of subscriber marketing and retention. Time Warner and AOL will produce a 20% revenue growth rate annually over the next five years and even faster earnings growth.

Our strategy for this Fund lies simply in finding 40 or 50 "America Onlines." Great growth firms, which have fought off major competition (AT&T, Microsoft, Netscape, etc.), used their platform to launch new products at low incremental costs and are about to get very profitable; they are also hard to find. Often, fund managers, whose investment guidelines do not align, have trouble holding on to these great companies until the companies reach their full potential. We hope that you will join our search and enjoy the patient sitting this Fund will practice.

Thank you for your trust and support.

/s/ James L. Callinan

James L. Callinan
PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. International investing may involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $181.15 million

[CHART]
ASSET ALLOCATION

Aggressive Growth
December 31, 2000
Commercial Services                                                        1.9%
Computer Hardware & Components                                             3.7%
Computer Software & Services                                              10.1%
Consumer & Specialty Retail                                                6.2%
Financial Services                                                        12.5%
Internet Commerce & Service                                               11.2%
Medical/Healthcare/Biotech                                                 8.2%
Media                                                                      2.5%
Network Systems & Products                                                 2.9%
Other & Other Assets                                                      10.4%
Short Term Investments                                                    10.7%
Telecom. Equip. & Svcs.                                                   19.7%
                                                              Total      100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
E.piphany, Inc. ..........................................................3.62%
Powerwave Technologies, Inc. .............................................3.23%
Northern Trust Corporation ...............................................3.10%
Conseco, Inc. ............................................................2.93%
Nextel Communications, Inc. ..............................................2.68%
webMethods, Inc. .........................................................2.55%
Bed, Bath & Beyond, Inc. .................................................2.26%
BEA Systems, Inc. ........................................................2.16%
Waddell & Reed Financial, Inc. ...........................................2.13%
Check Point Software Technologies, Ltd. ..................................2.06%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 5/1/00)

                                         AGF               Russell 3000 Growth
    Date                                 10k                       10k
     5/1/2000                       $ 10,000                  $ 10,000
         6/00                       $ 10,920                  $ 10,111
         9/00                       $ 11,130                  $  9,577
        12/00                       $  8,220                  $  7,540

PERFORMANCE UPDATE

                                                                     TOTAL      AVERAGE ANNUAL
                                             ONE-YEAR         RETURN SINCE        RETURN SINCE
                                         TOTAL RETURN            INCEPTION(1)        INCEPTION(1)
----------------------------------------------------------------------------------------------
Aggressive Growth Fund                            n/a(5)            -17.80%               n/a(6)
Russell 3000 Growth Index(2)                      n/a               -24.60%               n/a
S&P 500 Index(3)                                  n/a                -9.40%               n/a

Past performance does not guarantee future results. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.

(1)  Inception date 5/1/00.

(2) Russell 3000 Growth Index measures the performance of those Russell 3000 Index (which consists of the 3,000 largest U.S. companies based on total market capitalization) companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

(5)  Fund was not in existence for entire year.

(6)  Performance has not been annualized.

                            DIVERSIFIED GROWTH FUND

                                   FOCUSING ON
                               SMALL-CAP COMPANIES

                                   [GRAPHIC]

ANNUAL REPORT

DIVERSIFIED GROWTH FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY


[PHOTO OF JOHN L. WALLACE]
JOHN L. WALLACE

[PHOTO OF JOHN H. SEABERN]
JOHN H. SEABERN
FOR BIOS SEE PAGE 5

The RS Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small-cap growth stocks across diverse companies and sectors. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.

                                   FUND UPDATE

The RS Diversified Growth Fund finished the year 2000 with a return of -26.91% versus our primary benchmark, the Russell 2000 Growth Index(2), which returned -22.43% for the same period. For the fourth quarter of 2000, the Fund and the Index returned -23.40% and -20.20%, respectively.

During 2000, the market experienced abnormal volatility as investors grappled with rising interest rates, a slowing economy, and record valuations. The Diversified Growth Fund does not make large sector bets nor does it have concentrated positions in individual stocks. We believe diversification is a great risk management tool and will help manage the Fund accordingly.

During the year, we made a few shifts in our sector exposure in order to lower the volatility in the Fund and preserve capital. Between January 1 and December 31, 2000, we reduced our technology exposure and our Internet exposure. In turn, we increased our exposure in healthcare and financial services.

We reduced our exposure to both technology and Internet-related stocks during the first half of the year primarily due to the prospects of a slowing economy and record high valuations. Despite reducing our exposure, there is no question that having any technology exposure beyond the first quarter of 2000 hurt our performance. Several technology and Internet stocks that hurt the portfolio during the year were Stamps.com, Inc. (0.91% of the Fund as of 12/31/00), Latitude Communications, Inc. (0.98%), and Cyberian Outpost, Inc. (0.31%).

We increased our healthcare exposure not only due to the defensive nature of the stocks in an uncertain economy, but also due to improving fundamentals at many healthcare services companies. One company in healthcare that helped our performance last year and remains among our top ten holdings is Caremark Rx, Inc. (2.23%), a leading provider of prescription benefit management and therapeutic pharmaceutical services.

We increased our financial service exposure during the year, primarily increasing our weighting in savings and loans. With our expectation that the Federal Reserve would be lowering interest rates in early 2000 due to a slowing economy, we felt this would bode well for financials in particular as the prospects of wider interest rate spreads would lead to higher earnings per share for financials in general. One company in the financial services sector that helped our performance last year and remains one of our holdings is Golden State Bancorp, Inc. (1.38%).

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

EOG Resources, Inc. ................................................$10,160,936
Caremark Rx, Inc. ...................................................$7,631,005
R&B Falcon Corporation ..............................................$6,412,911
Dynegy, Inc. ........................................................$5,407,906
UTI Energy Corporation ..............................................$5,210,809
El Paso Energy Corporation ..........................................$4,678,730
Golden State Bancorp, Inc. ..........................................$4,569,336
Community Health Systems ............................................$4,415,680
Chesapeake Energy Corporation .......................................$4,396,022
Check Point Software Technologies, Ltd. .............................$4,311,580

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

Primus Telecommunications Group, Inc. ..............................$40,781,906
Motient Corporation ................................................$25,056,952
Stamps.com, Inc. ...................................................$24,784,298
Startec Global Communications Corporation ..........................$13,564,124
IXL Enterprises, Inc. ..............................................$10,484,324
E.spire Communications, Inc. ........................................$9,404,554
Latitude Communications, Inc. .......................................$9,228,666
Pilot Network Services, Inc. ........................................$8,866,312
Cyberian Outpost, Inc. ..............................................$8,287,001
Informix Corporation ................................................$8,101,416

Sectors that we remained committed to in 2000 and continue to be overweighted in are energy and energy services. We continue to believe industry fundamentals today are better than they were in 1997, the peak of the last cycle. We feel that commodity prices are likely to stay higher than consensus estimates due to several factors: OPEC cutting production, low inventory levels, and accelerating depletion rates of reserve levels. Our biggest winners during the year were EOG Resources, Inc. (1.40%), R&B Falcon Corporation (0.00%), and El Paso Energy Corporation (1.26%).

The dominant theme in the U.S. and around the world is slowing economic growth. The Fed's rate hikes from June 1999 until May 2000 clearly had their desired effect to slow the economy. The question remains whether or not the U.S. has a hard or soft landing. However, we believe the Fed will manage to engineer a soft landing as they have already taken steps to reinvigorate the economy with their January rate cuts, totaling one full percentage point.

While 2000 was a challenging year, we do not feel the portfolio has suffered from fundamental deterioration and we are optimistic about its growth prospects. We continue to find many well-managed companies that have excellent appreciation potential with limited downside risk.

On behalf of the entire Diversified Growth team, we thank you for your support.

/s/ John L. Wallace        /s/ John H. Seabern

John L. Wallace            John H. Seabern
PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $567.89 million

[CHART]
ASSET ALLOCATION

Schedule of Investments
December 31, 2000
Aerospace                                                                  2.3%
Business & Commercial Svcs.                                                2.0%
Computer Hardware & Components                                             8.6%
Computer Software & Services                                               3.8%
Construction/Infrastructure                                                1.7%
Consumer & Specialty Retail                                                1.7%
Energy                                                                    15.1%
Financial Services                                                         9.6%
Internet Commerce & Svcs.                                                  8.2%
Media                                                                      3.1%
Medical/Healthcare/Biotech                                                16.6%
Network Systems & Products                                                 3.4%
Other & Other Assets                                                      12.7%
Short Term Investments                                                     1.4%
Telecommunications Equipment & Services                                    9.8%
                                                              Total      100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
Alliant Techsystems, Inc. ................................................2.29%
Caremark Rx, Inc. ........................................................2.23%
Motient Corporation ......................................................2.18%
Auspex Systems, Inc. .....................................................2.00%
Quintiles Transnational Corporation ......................................1.83%
ArQule, Inc. .............................................................1.57%
UTI Energy Corporation ...................................................1.45%
Primus Telecommunications Group, Inc. ....................................1.43%
LodgeNet Entertainment Corporation .......................................1.40%
EOG Resources, Inc. ......................................................1.40%

[CHART
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/1/96)

                                    DG                     RUSSELL 2000 GROWTH
    Date                            10k                           10k
     8/1/1996                    $ 10,000                     $ 10,000
         9/96                    $ 11,110                     $ 11,137
        12/96                    $ 12,420                     $ 11,166
         3/97                    $ 11,870                     $  9,995
         6/97                    $ 13,320                     $ 11,750
         9/97                    $ 16,670                     $ 13,738
        12/97                    $ 16,077                     $ 12,612
         3/98                    $ 18,665                     $ 14,110
         6/98                    $ 17,199                     $ 13,300
         9/98                    $ 14,405                     $ 10,326
        12/98                    $ 18,694                     $ 12,767
         3/99                    $ 20,976                     $ 12,552
         6/99                    $ 27,070                     $ 14,403
         9/99                    $ 28,705                     $ 13,695
        12/99                    $ 46,774                     $ 18,268
         3/00                    $ 58,683                     $ 19,964
         6/00                    $ 47,057                     $ 18,492
         9/00                    $ 44,633                     $ 17,758
        12/00                    $ 34,186                     $ 14,171

The Russell 2000 Growth Index replaced the Russell 2000 Index as our primary fund benchmark to more accurately reflect the Fund's investments in small-cap growth companies. A hypothetical $10,000 investment in the Russell 2000 Index, if invested on 8/1/96, would have grown to $16,041 as of 12/31/00.

PERFORMANCE UPDATE

                                                                          THREE-YEAR                TOTAL        AVERAGE ANNUAL
                                                      ONE-YEAR        AVERAGE ANNUAL         RETURN SINCE          RETURN SINCE
                                                  TOTAL RETURN                RETURN            INCEPTION(1)          INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund                                -26.91%                28.59%               241.86%               32.07%
Russell 2000 Growth Index(2)                           -22.43%                 3.96%                41.71%                8.21%
S&P 500 Index(3)                                        -9.15%                12.23%               116.80%               19.14%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.

(1)  Inception date 8/1/96.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              EMERGING GROWTH FUND

                  SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC,
                            GROWTH-ORIENTED COMPANIES

                                  [GRAPHIC]

ANNUAL REPORT

EMERGING GROWTH FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]
FUND PHILOSOPHY


[PHOT0 OF JAMES L. CALLINAN]
JAMES L. CALLINAN
FOR BIO SEE PAGE 4

The RS Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.

                                   FUND UPDATE

The immutable laws of the stock market demand that all excess outperformance eventually revert to the mean. The RS Emerging Growth Fund suffered such a fate in 2000 as we fell 25.04% against a 22.43% decline in the Russell 2000 Growth Index(2). For the fourth quarter of 2000, the Fund was down 26.42% versus -20.20% for the Russell 2000 Growth.

The reasons for this correction are numerous, not the least of which were the multiple Federal Reserve rate hikes. We underestimated the power of the Fed to shut down the corporate financing mechanics of our country. Late in the economic cycle, when the finance window is slammed shut, growth inevitably ceases. Just as we saw accelerating revenue growth in 1998, 1999, and early 2000, we are seeing decelerating revenue growth presently. Because we are bottom-up stock pickers, we normally ignore macroeconomic trends, but these trends overwhelmed the nascent Internet economy.

As always, however, we remain optimistic long-term on the Internet for its future penetration into many respects of economic, social, and political life. Given the explosive way in which the Internet stocks went up, we expected an extended downside for the stocks but not the swift collapse. We successfully avoided the collapse in the consumer-oriented Internet stocks, but fell prey to the lure of software and systems integration stocks where we were overweighted.

We will use three Internet anchor points to help us set investment strategy with respect to Internet investing: interactivity, low cost communication, and processing power. Interactivity done correctly keeps people on the web, and more web time means more web revenue. Low-cost communication stimulates more usage and more complex applications. The greater the complexity of applications on the web, the greater will be the need to process these applications using outside data centers owned not by corporations but outsourced to managed service providers. More processing will occur in silicon or hardware. More processing power means more web capability, which, in turn, helps promote usage, and more usage means more web revenues. We are fine as long as any two of these three anchor points remain constants of the Internet.

Software issues had very high valuations and equally high revenue growth rates, but incremental revenue demand came from venture-backed start-ups. As funding sources dried up, valuations crumbled as investors lost confidence in the sustainability of future revenue growth estimates. We have seen the collapse of various industry groups before: cable and cellular stocks in 1993, semiconductors in 1995, software Internet and small-cap growth stocks in 1997, and semiconductors again in 1997. These washouts are constants in the small company, fast-growth arena. It is also the period of time when mutual fund "value investors" do well. We witnessed in full stampede the rush of growth investors out of Internet and technology stocks into slower growing but much cheaper healthcare, energy, business services, and financial services stocks. We followed reluctantly into various healthcare services firms that we once owned many years ago such as Health Management Associates, Inc. (2.62% of the Fund as of 12/31/00), a rural hospital operative; HEALTHSOUTH Corporation (1.62%), a diversified healthcare facilities provider; and Professional Detailing, Inc. (1.36%), a contract sales organization.

Our financial services weighting went from 3.8% to 7.3%, several percentage points of which came from the great performance of Waddell and Reed Financial, Inc. (1.05%) and SEI Investments Company (1.94%). These two money managers have solid performance returns and proprietary distribution systems. Waddell has 2,500 - 3,000 captive financial planners, while SEI has a very sophisticated portfolio manager evaluation program that ensures that its independent advisers do not select the wrong portfolio for their clients.

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

BEA Systems, Inc. ..................................................$93,999,025
MMC Networks, Inc. .................................................$84,023,963
Check Point Software Technologies, Ltd. ............................$78,823,355
Aspect Development, Inc. ...........................................$51,938,451
VeriSign, Inc. .....................................................$50,860,309
Professional Detailing, Inc. .......................................$50,718,640
SEI Investments Company ............................................$48,172,603
Applied Micro Circuits Corporation .................................$45,795,069
Software.com, Inc. .................................................$41,839,026
GlobeSpan, Inc. ....................................................$41,726,194

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

Virata Corporation .................................................$74,172,968
Proxicom, Inc. .....................................................$60,691,633
Glenayre Technologies, Inc. ........................................$53,506,539
Knight Trading Group, Inc. .........................................$51,452,935
Scient Corporation .................................................$50,085,206
Power Integrations, Inc. ...........................................$46,026,646
Terayon Communication Systems, Inc. ................................$45,963,615
24/7 Media, Inc. ...................................................$44,665,852
Cysive, Inc. .......................................................$43,822,869
HomeStore.com, Inc. ................................................$40,203,942

If 2000 was a year of retrenchment and consolidation, then 2001 will be where the true areas of Internet demand will emerge. Instead of specious venture capital-driven investment, corporate spending will propel the Internet. Our bets center around software which allows corporations to connect with the external facing applications of other firms. Our software holdings here are BEA Systems, Inc. (3.95%), webMethods, Inc. (1.80%), Check Point Software Technologies, Ltd. (1.67%), NetIQ Corporation (2.66%), and Agile Software Corporation (0.53%) which run the gamut from legacy integration software to manufacturing applications.

As prices fell in the over-hyped advertising segment of the web, advertising and commerce stocks imploded. We strongly believe that advertising will work on the web as it is the first time that U.S. workers can view advertisements at the workplace. We own advertising-related Internet stocks such as HomeStore.com, Inc. (0.68%), which is disintermediating the real estate sections of newspapers; GoTo.com, Inc. (0.32%), which is the low cost, low price advertising vehicle of the web; NextCard, Inc. (0.21%), which sells credit cards over the web; and Expedia, Inc. (0.08%), which provides travel-related services over the web. We firmly believe that the elasticity of demand due to precipitous decline in prices will drive increased usage by real world advertisers and allow e-commerce providers to spend ad dollars more effectively.

Finally, we believe that wireless equipment and services will emerge as interactivity anywhere becomes the mantra for these industries. E-mail, web, and messaging applications will migrate to the handset, forcing dramatic changes to the wireless networks, handset, and software involved. Our holdings targeting this theme include Powerwave Technologies, Inc. (1.12%), whose power amplifiers boost cellular signals to carry more data; TriQuint Semiconductor, Inc. (1.17%), a cellular phone semiconductor manufacturer; Stanford Microdevices Inc. (0.67%), a cellular component; Anaren Microwave, Inc. (0.53%), a cellular base station component manufacturer; and Research in Motion, Ltd. (1.66%), a handheld e-mail delivery device. Wireless will carry the most cutting-edge Internet traffic and will enjoy open financing capability. We believe infrastructure equipment stocks will be much sought after in 2001.

After a most successful 1999, an inevitable correction occurred in 2000, which, as always, offers us tremendous opportunities. As we have stated in the letters previously, technology stocks are diverse and a slowdown in certain areas does not automatically mean that the entire sector should be sold. Because U.S. investors do just that, we are the better for it. This is the essence of our "profit from volatility" strategy. So stay with us in 2001 as we attempt to do just that.

Thank you for your continued trust and support.

/s/ James L. Callinan

James L. Callinan
PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT: $3.87billion

[CHART]
ASSET ALLOCATION

Schedule of Investments-Emerging Growth Fund
December 31, 2000
Commercial Services                                                        3.8%
Computer Hardware & Components                                             4.5%
Computer Software & Services                                              13.1%
Consumer & Specialty Retail                                                3.7%
Financial Services                                                         7.3%
Internet Commerce & Svcs.                                                  6.9%
Media                                                                      2.8%
Medical/Healthcare/Biotech                                                26.6%
Other & Other Assets & Liabilities                                         3.5%
Short Term Investments                                                    14.2%
Telecom. Equip. & Svcs.                                                   13.6%
                                                              Total      100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
BEA Systems, Inc. ........................................................3.95%
NetIQ Corporation ........................................................2.66%
Health Management Associates, Inc. .......................................2.62%
Cytyc Corporation ........................................................2.47%
Abgenix, Inc. ............................................................2.39%
Oxford Health Plans, Inc. ................................................2.28%
SEI Investments Company ..................................................1.94%
Medarex, Inc. ............................................................1.85%
webMethods, Inc. .........................................................1.80%
Check Point Software Technologies, Ltd. ..................................1.67%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/30/87)

                                EGF                   RUSSELL 2000 Div Growth
       Date                     10k                             10k
      11/30/1987               $ 10,000                      $ 10,000
           12/87               $ 12,611                      $ 11,040
            3/88               $ 13,892                      $ 12,963
            6/88               $ 15,222                      $ 13,786
            9/88               $ 14,114                      $ 13,406
           12/88               $ 14,383                      $ 13,289
            3/89               $ 15,728                      $ 14,276
            6/89               $ 16,709                      $ 15,200
            9/89               $ 18,924                      $ 16,558
           12/89               $ 20,776                      $ 15,970
            3/90               $ 21,139                      $ 15,545
            6/90               $ 24,638                      $ 16,526
            9/90               $ 19,290                      $ 12,214
           12/90               $ 22,765                      $ 13,189
            3/91               $ 29,339                      $ 17,219
            6/91               $ 26,862                      $ 16,622
            9/91               $ 31,544                      $ 18,415
           12/91               $ 36,140                      $ 19,940
            3/92               $ 35,561                      $ 20,486
            6/92               $ 29,428                      $ 18,026
            9/92               $ 28,974                      $ 18,375
           12/92               $ 35,218                      $ 21,490
            3/93               $ 30,891                      $ 21,105
            6/93               $ 30,744                      $ 21,713
            9/93               $ 35,365                      $ 23,740
           12/93               $ 37,759                      $ 24,364
            3/94               $ 38,578                      $ 23,371
            6/94               $ 35,428                      $ 21,898
            9/94               $ 41,014                      $ 23,944
           12/94               $ 40,765                      $ 23,772
            3/95               $ 43,213                      $ 25,076
            6/95               $ 42,392                      $ 27,563
            9/95               $ 49,180                      $ 30,698
           12/95               $ 49,045                      $ 31,151
            3/96               $ 50,730                      $ 32,941
            6/96               $ 57,062                      $ 34,866
            9/96               $ 57,884                      $ 34,569
           12/96               $ 59,585                      $ 34,660
            3/97               $ 51,242                      $ 31,025
            6/97               $ 62,969                      $ 36,471
            9/97               $ 76,240                      $ 42,642
           12/97               $ 70,633                      $ 39,147
            3/98               $ 83,544                      $ 43,798
            6/98               $ 85,280                      $ 41,282
            9/98               $ 65,347                      $ 32,052
           12/98               $ 90,424                      $ 39,628
            3/99              $ 115,680                      $ 38,962
            6/99              $ 135,341                      $ 44,708
            9/99              $ 145,861                      $ 42,509
           12/99              $ 255,502                      $ 56,705
            3/00              $ 305,069                      $ 61,968
            6/00              $ 271,463                      $ 57,400
            9/00              $ 260,303                      $ 55,120
           12/00              $ 191,531                      $ 43,986

PERFORMANCE UPDATE

                                                         FIVE-YEAR             TEN-YEAR                TOTAL     AVERAGE ANNUAL
                                    ONE-YEAR        AVERAGE ANNUAL       AVERAGE ANNUAL         RETURN SINCE       RETURN SINCE
                                TOTAL RETURN                RETURN               RETURN            INCEPTION(1)       INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                 -25.04%                31.33%               23.74%             1815.31%             25.29%
Russell 2000 Growth Index(2)         -22.43%                 7.14%               12.80%              339.86%             11.98%
S&P 500 Index(3)                      -9.15%                18.32%               17.44%              698.44%             17.19%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.


(1)  Inception date 11/30/87.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                            THE INFORMATION AGE FUND

                            TARGETING INVESTMENTS IN
                        THE INFORMATION TECHNOLOGY SECTOR

                                   [GRAPHIC]

ANNUAL REPORT

THE INFORMATION AGE FUND -Registered Trademark-

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY


[PHOTO OF RONALD E. ELIJAH]
RONALD E. ELIJAH
FOR BIOS SEE PAGES 4 & 5

[PHOTO OF RODERICK R. BERRY]
RODERICK R. BERRY

The Information Age Fund -Registered Trademark- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunities for capital appreciation.

                                   FUND UPDATE

The year 2000 was very challenging for the technology sector, in general, and The Information Age Fund -Registered Trademark-, in particular. After suffering through a fourth quarter performance of -33.64%, the Fund finished the year down 35.09%. In a year that saw the worst NASDAQ Composite Index(4) performance in nearly three decades, we only slightly outperformed the NASDAQ's -39.29% performance for 2000. Our benchmark, the Pacific Stock Exchange Technology Index(2), returned -16.22% for the year and -21.60% for the fourth quarter.

We entered the year with the technology universe trading at all-time high earnings multiples despite aggressive efforts by the Federal Reserve Board to slow the economy through a series of interest rate increases. Our caution during the early part of the year led us to defensively position the Fund for a valuation correction that we believed was imminent. While we were able to emerge from the other end of the March through May NASDAQ crash near the top of our peer group, our underestimation of two significant events in the fourth quarter led to the poor performance that ensued.

First, we underestimated the depth and duration of the tax-loss selling season. We have historically seen stocks come under pressure during the month of October as managers attempt to offset tax gains that were realized during the year. In 2000, however, aggressive tax-loss selling began in early September and continued almost as a mechanical exercise without regard to stock valuations or fundamentals. Secondly, we were surprised by the rapid deterioration of the U.S. economy that saw a sudden decline from 6% GDP growth to less than 3% growth.

During the year, we maintained our investment strategy of focusing the portfolio on the large capitalization technology market leaders. We have also continued to manage the Fund with an emphasis on investing in growth at a reasonable price. Exiting the year 2000, the average long-term growth rate of the Fund's underlying holdings was 25% and the average forward price-earnings multiple was 33x. In contrast, the S&P 500 Index(3) universe had a projected long-term growth rate of 9% and an average forward price-earnings multiple of 23x.

This focus on valuations led us to maintain an overweighting in the leading semiconductor and semiconductor equipment stocks during the year. This sector accounted for roughly a third of the portfolio's positions throughout the year. As a sector, the semiconductor companies were one of the best performing areas of technology during 2000 with the Philadelphia Semiconductor Index5 losing 18.16% versus the 39.29% loss for the NASDAQ Composite. Not surprisingly, six of our top ten performing holdings in 2000 were semiconductor names. Micron Technology, Inc. (0.00% of the Fund as of 12/31/00) was the Fund's biggest winner for the year. This leader in DRAM, or memory chip manufacturing, posted solid early gains, as the world's DRAM production could not keep up with accelerating demand. Applied Micro Circuits Corporation (0.00%) was another leading performer for the Fund. This communications chip manufacturer is part of a new breed of semiconductor companies that have benefited from the shift toward outsourcing of complex communications chips by such communications equipment leaders as Cisco Systems, Inc. (5.50%).

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

Micron Technology, Inc. ............................................$11,132,604
Cirrus Logic, Inc. ..................................................$6,849,986
Novellus Systems, Inc. ..............................................$5,907,590
Applied Micro Circuits Corporation ..................................$5,246,592
EMC Corporation .....................................................$4,495,519
Linear Technology Corporation .......................................$1,650,127
Genomic Solutions, Inc. .............................................$1,477,718
Xilinx, Inc. ........................................................$1,407,014
Symantec Corporation ................................................$1,122,900
National Instruments Corporation ......................................$993,750

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

QUALCOMM, Inc. .....................................................$13,647,694
Microsoft Corporation ..............................................$12,807,590
Teradyne, Inc. ......................................................$8,286,547
Motorola, Inc. ......................................................$7,784,229
Yahoo!, Inc. ........................................................$7,293,332
Lam Research Corporation ............................................$6,000,836
Legato Systems, Inc. ................................................$5,004,611
Cisco Systems, Inc. .................................................$4,449,261
Gateway, Inc. .......................................................$4,363,749
Dell Computer Corporation ...........................................$4,122,066

The best performing technology sub-sector in 1999 proved to be one of the worst performing investment areas in the year 2000. Telecommunications equipment enjoyed explosive growth during 1999 as global telecommunications deregulation, coupled with tremendous growth in data traffic, forced the world's service providers to build networks that could meet the demand. In addition, the estimates for global wireless subscribers by year-end 2000 were quickly ramped from 400 million to over 500 million during the early months of the year. Unfortunately, the stocks in the telecommunications space were soon "priced for perfection." And although capital expenditures on telecommunications equipment grew by over 35% during the year, the stocks performed miserably due to the unrealistic growth expectations that had been attached to the stocks during the final months of 1999. Three of the portfolio's worst performing holdings were communications equipment companies (QUALCOMM, Inc. (0.00%), Motorola, Inc. (0.00%), and Cisco Systems, Inc.).

Looking forward, we are encouraged on many fronts. From a macroeconomic view, we believe that we are entering a year that will be characterized by a declining interest rate environment. We believe that the Fed's January rate cuts are only the beginning of multiple rate cuts that we will see this year as the Fed wrestles the economy into a "soft-landing." On a fundamental basis, we believe that technology will remain one of the greatest long-term growth sectors as 80% of the world that has not embraced technology begins to do so. As we have learned in this country, the adoption of technology helps enable sustainable economic growth through real productivity gains. Finally, the market tends to overreact to both the downside and the upside. Where we saw unrealistic valuations being attached to companies with little more than a business plan during the first quarter of 2000, we now see large, high growth industry leaders trading at historically low earnings multiples. As we saw with the Asian market slowdown of 1997 and the global liquidity crisis caused by the meltdown of the Long-Term Capital hedge fund in 1998, the market appears to have once again overreacted by discounting too many negatives into technology stocks. We believe that this has presented long-term investors with yet another tremendous opportunity to invest in the long-term growth prospects of the technology sector.

On behalf of the entire Information Age investment team, thank you for your continued support.

/s/ Ronald E. Elijah                /s/ Roderick R. Berry

Ronald E. Elijah                    Roderick R. Berry
PORTFOLIO MANAGER                   CO-PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $201.82 million

[CHART]
ASSET ALLOCATION

Schedule of Investments-The Information Age Fund
December 31, 2000
Computer Hardware & Components                                            44.3%
Computer Software & Services                                              16.3%
Other & Other Assets & Liabilities                                         5.2%
Short Term Investments                                                    15.1%
Telecommunications Equipment & Services                                   19.1%
                                                             Total       100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
Solectron Corporation ....................................................7.27%
Nokia OYJ, ADR ...........................................................6.97%
Novellus Systems, Inc. ...................................................5.52%
Cisco Systems, Inc. ......................................................5.50%
Xilinx, Inc. .............................................................5.30%
EMC Corporation ..........................................................4.56%
Intel Corporation ........................................................4.24%
Microsoft Corporation ....................................................3.72%
Adobe Systems, Inc. ......................................................3.70%
Applied Materials, Inc. ..................................................3.47%

[CHART]
 RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)

                                 IA                    PSE
        Date                     10k               Technology
           11/15/1995                $ 10,000             $ 10,000
                12/95                $  9,300             $  9,819
                 3/96                $  9,340             $  9,790
                 6/96                $ 10,710             $ 10,123
                 9/96                $ 11,790             $ 10,803
                12/96                $ 11,785             $ 11,786
                 3/97                $ 10,351             $ 11,775
                 6/97                $ 12,276             $ 13,735
                 9/97                $ 15,982             $ 16,360
                12/97                $ 12,509             $ 14,140
                 3/98                $ 14,269             $ 16,837
                 6/98                $ 14,958             $ 16,834
                 9/98                $ 13,421             $ 15,562
                12/98                $ 19,040             $ 21,860
                 3/99                $ 22,114             $ 24,203
                 6/99                $ 24,637             $ 29,822
                 9/99                $ 26,959             $ 30,542
                12/99                $ 43,072             $ 47,305
                 3/00                $ 50,522             $ 56,549
                 6/00                $ 47,345             $ 53,601
                 9/00                $ 42,134             $ 50,550
                12/00                $ 27,959             $ 39,634

PERFORMANCE UPDATE

                                                                           FIVE-YEAR                 TOTAL       AVERAGE ANNUAL
                                                      ONE-YEAR        AVERAGE ANNUAL          RETURN SINCE         RETURN SINCE
                                                  TOTAL RETURN                RETURN             INCEPTION(1)         INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
The Information Age Fund -Registered Trademark-        -35.09%                24.63%               179.59%               22.18%
PSE Technology Index(2)                                -16.22%                32.19%               296.34%               30.78%
S&P 500 Index(3)                                        -9.15%                18.32%               141.07%               18.71%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.

(1)  Inception date 11/15/95.

(2) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

(5) The Philadelphia Semiconductor Index is a price-weighted index composed of 16 U.S. semiconductor companies primarily involved in the design, distribution, manufacture, and sale of semiconductors. You cannot invest in an index.

                            RS INTERNET AGE FUND-TM-

                    INVESTING IN COMPANIES LIKELY TO BENEFIT
                      FROM THE DEVELOPMENT OF THE INTERNET

                                   [GRAPHIC]

ANNUAL REPORT

RS INTERNET AGE FUND-TM-

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY


[PHOTO OF CATHERINE BAKER]
[PHOTO OF JAMES L. CALLINAN]
CATHERINE BAKER
JAMES L. CALLINAN
FOR BIOS SEE PAGE 4

The RS Internet Age Fund-TM- seeks capital appreciation by identifying high-quality companies and business models in emerging and rapid growth sectors whose prospects are driven by the Internet. Investment criteria include: increasing market share, high margin potential, a proprietary advantage, and a management team that can leverage that advantage. We conduct fundamental research, including extensive travel and frequent visits with company management teams. We seek to adapt quickly to industry developments. The Fund is intended for investors with long-term investment horizons.

                                   FUND UPDATE

The year 2000 was difficult for Internet and growth stocks, and the RS Internet Age Fund-TM- was not immune to the turmoil in the sector. We had a challenging year with a 46.39% loss, but outperformed our benchmark index, The Street.com Internet Index (DOT)(2), which was off 73.96%. The fourth quarter of 2000 was also challenging, with the Fund down 39.65% and the DOT down 57.87%.

The year 2000 will likely be remembered as the year the Internet "bubble" burst. Stock performance in 2000 was marked by volatility and valuation compression, especially for growth and Internet investments. With hindsight, it is clear that during 1998 and 1999 those sectors fueled abnormally large stock market returns and valuations expanded to unsustainable levels.

While the resultant market correction was very painful for investors, including those in our Fund, we believe a return to fundamental valuation parameters will ultimately result in lower risk to Internet and other emerging growth investors. Companies will no longer look to the public market for venture capital at virtually risk-free valuations. In addition, company fundamentals signified by solid revenue streams, strong growth, management and company track records as well as cash flow, provide a valuation underpinning to growth stocks. We believe this focus on real businesses feeds into our expertise in emerging company analysis and our bottom-up, research-driven investment process.

Investments such as Digital Island, Inc. (0.00% of the Fund as of 12/31/00), eSPEED, Inc. (2.09%), and Witness Systems, Inc. (1.44%) were earlier-stage companies which reached lofty valuations early in 2000. As valuations became more attractive we added to our positions in Witness Systems, which provides Internet-enabled call center software, and eSPEED, which is building out from its core bond market business to provide real-time business-to-business electronic marketplaces for many industries. In addition to high purchase prices, we were hurt by the slowing economy in Internet integration companies such as Proxicom, Inc. (0.75%), Cysive, Inc. (1.20%), and C-bridge Internet Solution, Inc. (0.60%) as well as software companies Vignette Corporation (0.59%) and Firepond, Inc. (0.00%). Vignette manages content on business-to-consumer (B2C) and business-to-business (B2B) Internet sites, and Firepond takes advantage of the power of the Internet to allow buyers to configure their own products on-line.

Despite losses in Internet advertising dependent 24/7 Media, Inc. (0.00%) and About.com, Inc. (0.00%), the RS Internet Age Fund-TM- was hurt less than many competitive funds and Internet indexes by the rout in the B2C sector. We recognized industry over-capacity and risky B2C business models early in 1999 so we have always had less than 10% of the Internet Age portfolio in that Internet sub-sector.

Following the initial spring market correction, we upgraded the quality of the portfolio by eliminating more speculative positions and slightly raising the market capitalization. This helped us benefit optimally from a nice rally in late June/early July and gave us larger positions in many of our biggest winners for the year. These winners included leading companies that provide software as the basis for Internet applications. Such companies include BEA Systems, Inc. (2.87%), a provider of application development and integration platforms;

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

GlobeSpan, Inc. .....................................................$4,321,210
Check Point Software Technologies, Ltd. .............................$4,160,901
Mercury Interactive Corporation .....................................$3,649,491
I2 Technologies, Inc. ...............................................$3,611,192
BEA Systems, Inc. ...................................................$3,385,942
Applied Micro Circuits Corporation ..................................$2,468,086
Brocade Communication Systems, Inc. .................................$2,307,571
NetIQ Corporation ...................................................$1,932,912
McDATA Corporation ..................................................$1,803,575
Extreme Networks, Inc. ..............................................$1,390,301

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

Digital Island, Inc. ................................................$8,898,081
24/7 Media, Inc. ....................................................$7,647,798
Proxicom, Inc. ......................................................$6,645,930
eSPEED, Inc. ........................................................$4,917,909
About.com, Inc. .....................................................$4,822,104
Firepond, Inc. ......................................................$4,412,343
Cysive, Inc. ........................................................$4,176,480
Witness Systems, Inc. ...............................................$4,155,647
C-bridge Internet Solutions, Inc. ...................................$3,863,506
RealNetworks, Inc. ..................................................$3,731,654

Mercury Interactive Corporation (2.64%), a provider of application and load testing; and Check Point Software Technologies, Ltd. (2.80%), a security software provider. NetIQ Corporation (3.28%), with its e-business infrastructure management software that optimizes the performance and availability of Microsoft-based systems, benefited from a deal with Microsoft that it signed in October.

Other winners included hardware providers who benefit from high demand and low penetration of broadband Internet access. GlobeSpan, Inc. (0.00%) provides integrated circuits, software, and systems design for DSL (digital subscriber line) applications, and Applied Micro Circuits Corporation (0.79%) provides high bandwidth, silicon connectivity solutions for optical networks. Brocade Communication Systems, Inc. (0.00%) provides storage area networking infrastructure, which is critical for businesses that have volumes of data and transactions, which have been amplified by the Internet.

When the market is finished burning off the excesses of the valuation boom, as we believe it is in many sectors, a foundation will be built for a return to upward stock market movement. Many of the excess supply factors that weighed on stocks in 2000 are diminishing, such as the record $92.8B in IPO and deal issuance (which followed on a 1999 record of $74.1B) and the resultant lockup releases. In addition, the year 2000 also saw significant tax-loss selling for the first time in three years.

We believe the current pressure on the market is primarily due to near-term economic uncertainty. Just as it foresaw difficulties early in 2000 while company operating results remained strong, the market will begin to look beyond the economic downturn toward the recovery well before it happens. As the economy stabilizes, a basis of reasonable valuations and more mature companies with strong fundamentals can lead to solid market performance again.

We see some very positive signs for 2001, as we are starting to grandfather tough revenue and earnings comparisons in most growth industries. Importantly, the Fed is working with us in 2001, not against us as it was in 2000. Despite difficult comparisons and cyclical weakness for early 2001, the robust secular trend toward increased use of Internet and related technologies in all aspects of life and business will ultimately come through in strong stock performance.

Thank you for your trust and support.

/s/ Catherine Baker                 /s/ James L. Callinan

Catherine Baker*                    James L. Callinan
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

*Cathy Baker is no longer a co-portfolio manager of the RS Internet Age Fund-TM-. Please refer to the prospectus for more information.

                                                               December 31, 2000
--------------------------------------------------------------------------------
Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility and less liquidity. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Investing in a particular sector can involve greater market fluctuation.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $100.28 million

[CHART]
ASSET ALLOCATION

Schedule of Investments-RS Internet Age Fund
December 31, 2000
Commercial Services                                                       11.2%
Computer Hardware & Components                                             8.6%
Computer Software & Services                                              22.2%
Financial Services                                                         5.8%
Internet Commerce & Services                                              28.4%
Network Systems & Products                                                 3.4%
Other & Other Liabilities                                                  0.9%
Short Term Investments                                                     4.4%
Telecom. Equip. & Svcs.                                                   15.1%
                                                              Total      100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
PurchasePro.com, Inc. ....................................................3.94%
webMethods, Inc. .........................................................3.82%
NextCard, Inc. ...........................................................3.68%
NetIQ Corporation ........................................................3.28%
Forrester Research, Inc. .................................................3.22%
E.piphany, Inc. ..........................................................3.19%
i2 Technologies, Inc. ....................................................3.07%
Virage Logic Corporation .................................................2.93%
BEA Systems, Inc. ........................................................2.87%
Check Point Software Technologies, Ltd. ..................................2.80%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 12/1/99)

                        NET                DOT Comp
    Date                10k                  10k
    12/1/1999              $ 10,000              $ 10,000
        12/99              $ 12,180              $ 12,477
         3/00              $ 14,300              $ 11,965
         6/00              $ 12,010               $ 9,098
         9/00              $ 10,820               $ 7,712
        12/00               $ 6,530               $ 3,249

PERFORMANCE UPDATE

                                                                                                     TOTAL       AVERAGE ANNUAL
                                                                            ONE-YEAR          RETURN SINCE         RETURN SINCE
                                                                        TOTAL RETURN             INCEPTION(1)         INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund-TM-                                                     -46.39%               -34.70%               -32.48%
TheStreet.com/PHLX Internet Sector Index - DOT(2)                            -73.96%               -67.51%               -64.52%
S&P 500 Index(3)                                                              -9.15%                -4.53%                -4.19%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.

(1)  Inception date 12/1/99.

(2) TheStreet.com's Internet Sector Index contains 20 different leading Internet stocks involved in Internet commerce, service and software. DOT was set to an initial value of 200 on September 30, 1998. The index is equal dollar-weighted which assigns an equivalent value to each component stock. For accurate representation of the Internet sector, the composition of the index is monitored frequently by the PHLX and TheStreet.com. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              MICROCAP GROWTH FUND

                     FOCUSING ON COMPANIES WITH MARKET CAPS
                             OF $750 MILLION OR LESS

                                   [GRAPHIC]

ANNUAL REPORT

MICROCAP GROWTH FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY


[PHOTO OF DAVID J. EVANS]
DAVID J. EVANS
FOR BIOS SEE PAGE 5

[PHOTO OF RAINERIO J. REYES]
RAINERIO J. REYES

The RS MicroCap Growth Fund invests in a diversified portfolio of equity securities of companies with market capitalizations of $750 million or less. We seek micro-cap companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors.

                                  FUND UPDATE

The RS MicroCap Growth Fund completed a difficult year with a decline of 17.93% in the fourth quarter, but a gain of 4.44% for all of 2000. This full year result compared favorably with the benchmark Russell 2000 Growth Index(2) that ended the year down 22.43% as it declined 20.20% in the fourth quarter. Our diversified approach to small-cap growth investing cushioned us from steeper declines, and our bottom-up stock selection, paced by such healthcare holdings as Albany Molecular Research, Inc. (2.32% of the Fund as of 12/31/00), CIMA Labs, Inc. (2.14%), and Cytyc Corporation (1.00%), helped us to significantly outperform the benchmark for the full year.

The decline in the fourth quarter was broad and deep. What we would consider to be "true" growth sectors in the Russell benchmark, all declined. Only energy, autos/transportation, and consumer staples finished the quarter in positive territory. In our style of growth investing, we spend little time with companies from these sectors as they rarely exhibit the kind of sustainable double-digit growth characteristics that we find desirable.

The rotational correction that began in March continued into the fourth quarter, finally catching up with technology/ hardware. The Philadelphia Semiconductor Index(4), a closely watched index of 16 semiconductor stocks, declined approximately 50% from September 1, 2000 through year-end 2000. Although the Fund selectively reduced its exposure to semiconductor and semiconductor capital equipment through the second half of the year, these stocks generally penalized fourth quarter results. And healthcare, which had enjoyed the best relative performance for much of the year, also got caught up in the sell-off, as investors took profits primarily in biotech and other healthcare stocks. The JP Morgan H&Q Biotech Index(5) declined over 13% in the fourth quarter. Fundamentals remained strong, but profit-taking pressured some of our long-term holdings such as Molecular Devices Corporation (1.45%).

We own a number of positions that provide derivative exposure to the wireless communications market because we believe that more voice and data will be moved over wireless networks over the long term. Metro One Telecommunications, Inc. (2.35%) offers a unique way to leverage wireless growth. This microcap company provides enhanced directory assistance to leading cellular providers like AT&T, Sprint PCS, and Verizon. We have followed Metro One since its IPO in 1996, and it typifies our investment process. After some growing pains, the company is in the midst of explosive growth. Investors have responded, bidding the stock up in the last 12 months, providing our shareholders a three-fold cumulative return.

Another great company is Boston Communications Group, Inc. (BCGI) (2.00%), a leading provider of prepaid wireless calling cards. This is a fast growing segment of the calling card market, supported by the rapid penetration of cellular phones into the U.S. population. Prepaid wireless penetration in the U.S. is only 6%, but the Yankee Group, a technology consulting firm, expects this to rise to 22% by 2003, creating an estimated universe of 34 million users. BCGI possesses a competitive advantage in their consumer-to-consumer

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

Albany Molecular Research, Inc. .....................................$2,477,929
1-800-Contacts, Inc. ................................................$2,437,651
Shaw Group, Inc. ....................................................$2,118,216
Boston Communications Group, Inc. ...................................$1,994,229
CIMA Labs, Inc. .....................................................$1,663,467
AstroPower, Inc. ....................................................$1,492,088
Metro One Telecommunications, Inc. ..................................$1,484,015
Anaren Microwave, Inc. ..............................................$1,440,563
QLogic Corporation ..................................................$1,393,007
Powerwave Technologies, Inc. ........................................$1,282,493

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

T/R Systems, Inc. ...................................................$1,525,888
Power Integrations, Inc. ............................................$1,502,037
QRS Corporation .....................................................$1,428,103
Interlink Electronics, Inc. .........................................$1,093,565
Student Advantage, Inc. .............................................$1,022,365
Rent Way, Inc. ........................................................$969,620
Sage, Inc. ............................................................$944,354
Fargo Electronics .....................................................$789,710
RadiSys Corporation ...................................................$678,672
SBE, Inc. .............................................................$669,690

(C2C) network, a scaleable transaction-processing network that covers 85% of the U.S. market. BCGI already has contracts with AT&T Wireless, Verizon, and other leading wireless providers. We think the company has great long-term potential to grow revenues and earnings.

While the technology sector endured a broad sell-off in the fourth quarter, our technology holdings actually added positively to the portfolio when compared to the benchmark. "Positive contribution" in a quarter like this translates into not only stocks that went up but also stocks that went down less than double-digits in percentage returns. This sell-off, accentuated by tax-loss selling, has removed some of the valuation excesses that developed in this sector.

In the process, opportunity has been created, and we need look no further than our own portfolio for some of the best ideas. We have maintained some of our semiconductor and related capital equipment holdings for two reasons. The decline in capital equipment stocks was unprecedented in that it occurred without the industry purchasing its way to overcapacity. Coupled with the need for future purchases driven by new technology, we believe this downturn can reverse as quickly as it began. Since these stocks tend to anticipate recoveries, we believe some exposure remains prudent.

The dilemma of investing in the semiconductor industry reflects the current market environment. Our companies have continued to provide us with evidence of a rapidly slowing economy. Whether or not this turns into a recession, we expect additional earnings disappointments in the March quarter and perhaps beyond. Against this backdrop we have the Fed lowering interest rates, a development which should be favorable to the market. Since the benefit of any interest rate cuts will not be felt for nearly a year, it remains to be seen whether or not the psychological impact of easing will restart the growth engine sooner. In this uncertain environment, we continue to seek companies able to grow without an economic tailwind and to position ourselves in companies that benefit from declining interest rates or perform well in the early stages of recovery.

We thank you for your support in 2000 and look forward to providing future updates on our progress.

/s/ David J. Evans         /s/ Rainerio J. Reyes

David J. Evans             Rainerio J. Reyes
PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $106.35 million

[CHART]
ASSET ALLOCATION

Schedule of Investments MicroCap Growth Fund
December 31, 2000
Business & Commercial Svcs.                                                8.3%
Computer Hardware & Components                                            14.6%
Computer Software & Svcs.                                                  5.3%
Construction/Infrastructure                                                1.8%
Consumer & Specialty Retail                                                8.4%
Education & Training                                                       2.4%
Internet Commerce & Svcs.                                                  5.6%
Manufacturing & Machinery                                                  2.9%
Medical/Healthcare/Biotech                                                17.3%
Other & Other Assets                                                      10.5%
Research & Development                                                     2.7%
Restaurants & Food                                                         3.4%
Short Term Investments                                                     5.5%
Telecommunications Equipment & Services                                   11.3%
                                                             Total       100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
Metro One Telecommunications, Inc. .......................................2.35%
Albany Molecular Research, Inc. ..........................................2.32%
CIMA Labs, Inc. ..........................................................2.14%
Optimal Robotics Corporation .............................................2.13%
Gaiam, Inc. ..............................................................2.10%
Boston Communications Group, Inc. ........................................2.00%
ProsoftTraining.com ......................................................1.88%
Intercept Group, Inc. ....................................................1.87%
SCP Pool Corporation .....................................................1.81%
AstroPower, Inc. .........................................................1.77%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/15/96)

                       MCG               R2000G Div.
    Date               10k                   10k
    8/15/1996             $ 10,000                $ 10,000
         9/96             $ 10,570                $ 10,794
        12/96             $ 11,000                $ 10,822
         3/97             $ 10,200                 $ 9,687
         6/97             $ 12,570                $ 11,388
         9/97             $ 15,990                $ 13,315
        12/97             $ 14,350                $ 12,223
         3/98             $ 16,570                $ 13,676
         6/98             $ 15,420                $ 12,890
         9/98             $ 11,630                $ 10,008
        12/98             $ 14,260                $ 12,374
         3/99             $ 14,410                $ 12,166
         6/99             $ 17,190                $ 13,960
         9/99             $ 16,560                $ 13,273
        12/99             $ 22,340                $ 17,706
         3/00             $ 29,880                $ 19,349
         6/00             $ 27,540                $ 17,923
         9/00             $ 28,430                $ 17,211
        12/00             $ 23,333                $ 13,735

PERFORAMANCE UPDATE

                                                                              THREE-YEAR               TOTAL     AVERAGE ANNUAL
                                                             ONE-YEAR     AVERAGE ANNUAL        RETURN SINCE       RETURN SINCE
                                                         TOTAL RETURN             RETURN        INCEPTION(1)          INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
MicroCap Growth Fund                                            4.44%             17.59%             133.33%             21.34%
Russell 2000 Growth Index(2)                                  -22.43%              3.96%              37.35%              7.51%
S&P 500 Index(3)                                               -9.15%             12.23%             112.59%             18.79%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.

(1)  Inception date 8/15/96.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The Philidelphia Semiconductor Index is a price-weighted index composed of 16 U.S. semiconductor companies primarily involved in the design, distribution, manufacture, and sale of semiconductors. You cannot invest in an index.

(5) The JP Morgan H&Q Biotech Index is a market capitalization-weighted index of approximately 30 large and emerging biotech companies traded on U.S. exchanges. The benchmark is aimed at providing a broad benchmark for the industry as a whole, rather than just the large, middle, or small-cap segments. You cannot invest in an index.

                            MIDCAP OPPORTUNITIES FUND

                       SEEKING GROWTH IN MID-CAP COMPANIES
                        WHILE ATTEMPTING TO MODERATE RISK

                                   [GRAPHIC]

ANNUAL REPORT

MIDCAP OPPORTUNITIES FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY

[PHOTO OF JOHN L. WALLACE]
JOHN L. WALLACE
FOR BIO SEE PAGE 5

The RS MidCap Opportunities Fund seeks to achieve long-term total return by investing primarily in mid-cap stocks, convertible bonds, and preferreds. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: losses are eliminated quickly, and we are constantly looking for new opportunities.

                                   FUND UPDATE

The RS MidCap Opportunities Fund finished the year 2000 with a return of -6.28% versus our primary benchmark, the Russell MidCap Index(2), which was up 8.25% for the same period. For the fourth quarter of 2000, the Fund and the Index returned -8.63% and -3.59%, respectively.

During 2000, the market experienced abnormal volatility as investors grappled with rising interest rates, a slowing economy, and record valuations. The MidCap Opportunities Fund does not make large sector bets nor does it have concentrated positions in individual stocks. We believe diversification is a great risk management tool and will help manage the Fund accordingly.

During the year, we made a few shifts in our sector exposure. Between January 1 and December 31, 2000, we reduced our technology exposure and consumer discretionary. In turn, we increased our exposure in healthcare and financial services.

We reduced our exposure to both technology and consumer discretionary stocks primarily due to the prospects of a slowing economy and record high valuations, particularly in the technology sector. Despite reducing our exposure, there is no question that having any technology exposure beyond the first quarter of 2000 hurt our performance. Several technology stocks that hurt the portfolio despite our belief in the fundamentals included Legato Systems, Inc. (0.43% of the Fund as of 12/31/00) and Intuit, Inc. (0.00%).

We increased our healthcare exposure not only due to the defensive nature of the stocks in an uncertain economy, but also due to improving fundamentals at many healthcare services companies. One company in healthcare that helped our performance last year and remains in our top ten holdings is HEALTHSOUTH Corporation (2.68%), a leading provider of outpatient surgery and rehabilitative healthcare services.

We increased our financial service exposure during the year, primarily increasing our weighting in savings and loans. With our expectation that the Federal Reserve Board would be lowering interest rates in early 2000 due to a slowing economy, we felt this would bode well for financials in particular as the prospects of wider interest rate spreads would lead to higher earnings per share for financials in general. One company in the financial services sector that helped our performance last year and remains one of our holdings is Washington Mutual, Inc. (2.28%).

Sectors that we remained committed to in 2000 and continue to own are energy and energy services. We continue to believe industry fundamentals today are better than they were in 1997, the peak of the last cycle. We feel that commodity prices are likely to stay higher than consensus estimates due to several factors: OPEC cutting production, low inventory levels, and accelerating depletion rates of reserve levels. Our biggest energy winners during the year were EOG Resources, Inc. (1.38%), Nabors Industries, Inc. (0.00%), and BJ Services (0.00%).

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)
Tektronix, Inc. .....................................................$4,086,671
EOG Resources, Inc. .................................................$3,532,990
Administaff, Inc. ...................................................$3,255,472
TranSwitch Corporation ..............................................$3,122,657
Thermo Electron Corporation .........................................$3,045,202
Perkinelmer .........................................................$2,534,967
Washington Mutual, Inc. .............................................$2,513,873
Advanced Micro Devices, Inc. ........................................$2,335,898
Ivax Corporation ....................................................$1,953,982
AES Corporation .....................................................$1,863,795

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

Primus Telecommunications Group, Inc. ..............................$10,336,501
Stamps.com, Inc. ....................................................$4,377,604
Motient Corporation .................................................$2,762,597
E.spire Communications, Inc. ........................................$2,753,372
Seminis, Inc. .......................................................$2,303,357
Cabletron Systems, Inc. .............................................$2,155,536
Intuit, Inc. ........................................................$2,005,587
Getty Images, Inc. ..................................................$1,923,291
ADC Telecommunications, Inc. ........................................$1,883,044
Flag Telecom ........................................................$1,720,721

The dominant theme in the U.S. and around the world is slowing economic growth. The Fed's rate hikes from June 1999 until May 2000 clearly had their desired effect to slow the economy. The question remains whether or not the U.S. is in the midst of a hard or soft landing. We believe the Fed will manage to engineer a soft landing as they have already taken steps to reinvigorate the economy with their January rate cuts totaling one percentage point.

While 2000 was a challenging year, we do not feel the portfolio has suffered from fundamental deterioration, and we are optimistic about its growth prospects. We continue to find many well-managed companies that have excellent appreciation potential with limited downside risk.

On behalf of the entire MidCap Opportunities team, we thank you for your support.

/s/ John L. Wallace

John L. Wallace
PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $197.92 million

[CHART]
ASSET ALLOCATION

Schedule of Investments-MidCap Opportunities Fund
December 31, 2000
Aerospace                                                                  2.8%
Computer Hardware & Components                                             4.2%
Computer Software & Svcs.                                                  5.7%
Consumer & Specialty Retail                                                4.7%
Energy                                                                    15.2%
Financial Services                                                        12.5%
Instruments                                                                4.1%
Manufacturing                                                              2.6%
Media                                                                      2.5%
Medical/Healthcare/Biotech                                                13.1%
Network Systems & Products                                                 3.5%
Other & Other Assets & Liabilities                                        12.7%
Paper & Forest Products                                                    2.4%
Short Term Investments                                                     7.1%
Telecommunications Equipment & Svcs.                                       6.9%
                                                             Total       100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
HEALTHSOUTH Corporation ..................................................2.68%
Washington Mutual, Inc. ..................................................2.28%
El Paso Energy Corporation ...............................................2.12%
King Pharmaceuticals, Inc. ...............................................2.09%
Thermo Electron Corporation ..............................................1.88%
Abgenix, Inc. ............................................................1.79%
Golden State Bancorp, Inc. ...............................................1.75%
Northrop Grumman Corporation .............................................1.68%
Phillips Petroleum Company ...............................................1.65%
ACE, Ltd. ................................................................1.61%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)

                      MCO                Russell MidCap
    Date              10k                      10k
    7/12/1995            $ 10,000                    $ 10,000
         9/95            $ 10,760                    $ 10,476
        12/95            $ 11,240                    $ 10,814
         3/96            $ 12,200                    $ 11,465
         6/96            $ 13,330                    $ 11,788
         9/96            $ 13,340                    $ 12,157
        12/96            $ 13,956                    $ 12,868
         3/97            $ 13,526                    $ 12,763
         6/97            $ 15,216                    $ 14,494
         9/97            $ 17,850                    $ 16,419
        12/97            $ 17,082                    $ 16,601
         3/98            $ 19,103                    $ 18,395
         6/98            $ 18,396                    $ 18,118
         9/98            $ 15,907                    $ 15,432
        12/98            $ 19,071                    $ 18,277
         3/99            $ 20,416                    $ 18,192
         6/99            $ 23,567                    $ 20,166
         9/99            $ 22,358                    $ 18,433
        12/99            $ 29,773                    $ 21,609
         3/00            $ 35,178                    $ 23,789
         6/00            $ 30,409                    $ 22,715
         9/00            $ 30,540                    $ 24,262
        12/00            $ 27,905                    $ 23,392

PERFORMANCE UPDATE

                                                                               FIVE-YEAR               TOTAL     AVERAGE ANNUAL
                                                             ONE-YEAR     AVERAGE ANNUAL        RETURN SINCE       RETURN SINCE
                                                         TOTAL RETURN             RETURN           INCEPTION(1)       INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
MidCap Opportunities Fund                                      -6.28%             19.94%             179.05%             20.61%
Russell Midcap Index(2)                                         8.25%             16.69%             133.92%             16.79%
S&P 500 Index(3)                                               -9.15%             18.32%             157.72%             18.87%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.


(1)  Inception date 7/12/95.

(2) The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index accurately captures the medium sized universe of securities and represents approximately 30% of the Russell 1000 total market capitalization. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              VALUE + GROWTH FUND

                       A FUND SEEKING CAPITAL APPRECIATION
                           FOR THE LONG-TERM INVESTOR

ANNUAL REPORT

VALUE + GROWTH FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY


[PHOTO OF RONALD E. ELIJAH]
RONALD E. ELIJAH
FOR BIO SEE PAGE 5

The RS Value + Growth Fund seeks capital appreciation by investing primarily in companies with favorable relationships between price/earnings ratios and growth rates, and in sectors offering above-average growth potential. We seek to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.

                                   FUND UPDATE

Last year was the first year since the inception of the RS Value + Growth Fund in 1992 that we did not manage to produce positive results over a full calendar year. The RS Value + Growth Fund declined 9.21% during the fourth quarter and finished the year 2000 down 11.09%. The Fund's benchmark index, the Russell 1000 Growth Index(2), was down 21.35% for the fourth quarter and down 22.42% for the year. The S&P 500 Index(3) declined by 7.82% for the fourth quarter and 9.15% for the year. We were disappointed by these results, particularly because we did not take full advantage of areas of good performance within our portfolio such as financial services and healthcare.

The correction in technology and communications stocks took place in two stages: the first leg involved valuation and the second leg involved fundamentals. During this first leg, the market removed a great deal of the speculative excess. This lasted from the March NASDAQ Composite Index(4) high on March 10th until late May when the NASDAQ rebounded after having declined about 35%. During the second leg of the two-tiered bear market, fundamentals were re-evaluated. In late July, telecom giant Nokia announced that they would have an earnings shortfall. We spent a considerable amount of time and effort to determine how broad this issue was, whether there was softening elsewhere, and what effect this would have upon the semiconductor cycle. When Intel pre-announced in September, the devaluation assault on technology broadened.

The difficulty that the market began to experience in the wake of the deterioration of its fundamentals was exacerbated by the extreme selling pressure during the mutual fund tax-loss selling season. By the end of October 2000, NASDAQ had again reached its year-to-date low. We felt that the depth of the correction, while reflecting a slowing economy, was in an oversold condition and created an opportunity to buy some quality companies at fair prices.

Year 2000 was trying, loaded with an abundance of market events, many of which had a detrimental effect on not only the technology sector, but also the market as a whole. The net outcome of this combination of events resulted in what has become the worst calendar-year decline in NASDAQ Composite history and the first negative year for the S&P 500 since 1994.

We believe that four factors could conspire to create a good environment for growth stocks:

1) Further monetary easing by the Federal Reserve may occur. Recognizing the clear need, the Fed cut the rates by half a percentage point on January 3, 2001 and another half point on January 31, 2001. For Fed Chairman Greenspan (the gradualist), these were significant cuts. The moves by the Fed to throttle growth from 6% to near 1% have been severe.

2) Oil prices may decline from their highs. Clearly, there is some dynamic taking place in the supply/demand balance, as crude oil prices have been declining during winter, the period of the greatest demand. The increase in the price of fuel dampened growth in 2000. The result was extreme, as this took place during the employment of a restrictive monetary policy.

3) Inventories, which had built up during the second half of 2000, are flushed out at attractive prices to the consumer, further pushing the adoption of technology. This phenomenon happens every few years and is natural. The best quality companies in the technology and consumer cyclical sectors should return to growth and profitability.

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

UnitedHealth Group, Inc. ...........................................$15,471,100
Merrill Lynch & Co., Inc. ..........................................$14,984,435
Cardinal Health, Inc. ..............................................$10,356,419
Safeway, Inc. ...................................................... $9,115,735
CVS Corporation .................................................... $8,724,000
Walgreen Company ................................................... $7,520,340
Altera Corporation ................................................. $5,873,700
Xilinx, Inc. ....................................................... $5,138,724
Merck & Co., Inc. .................................................. $4,406,861
MetLife, Inc. ...................................................... $4,073,719

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

Microsoft Corporation ..............................................$22,958,796
Motorola, Inc. ......................................................$9,091,150
Intel Corporation ...................................................$8,280,375
WorldCom, Inc. ......................................................$7,954,829
Compaq Computer Corporation .........................................$6,712,700
BMC Software, Inc. ..................................................$6,369,353
Best Buy Co., Inc. ..................................................$6,037,591
Applied Materials, Inc. .............................................$5,603,130
LSI Logic Corporation ...............................................$5,467,378
Computer Associates International, Inc. .............................$5,319,771

4) Valuations are very favorable. The Value Line Index(5) of 1,600 equally weighted companies is currently at the same level it was in 1986. Within the tech sector, Microsoft Corporation (2.52% of the Fund as of 12/31/00) is currently trading at its historic low P/E multiple. This is despite the company's position at the advent of a new and promising product cycle. We believe that this company will grow at 15% or more and that its valuation provides us with a margin of safety.

The most important factor is the accommodative Federal Reserve. Rate cuts have historically been one of the most consistently bullish signals. Growth stocks tend to perform well when the Fed is easing. Some of the expectations for earnings growth in the S&P 500 are in the 7% - 8% range, with technology growing at a rate greater than that of the S&P 500. With these beliefs, our challenge is to ferret out the fastest growing companies where the market has yet to discount these prospects into their stocks.

We believe that investing in year 2001 should reward growth investors. We continue the major themes of demographic trends and believe technology proliferation will define the best opportunities for superior investment returns. In addition to tech, we expect financial stocks to perform well in a rate-declining environment. We also believe that consumer cyclicals, such as Home Depot, Inc. (0.95%), Wal-Mart Stores, Inc. (3.42%), and Best Buy Co., Inc. (2.05%), will perform well as the economy turns from a sluggish first half and picks up momentum in 2001's second half.

We are already seeing signs of an increase in the refinancing market as mortgage rates reach an 18-month low. We are also bullish on communications stocks and expect to re-enter a number of them in this sector as soon as market sentiment becomes less negative.

In conclusion, we consider ourselves cautiously optimistic. Although remote in our view, the possibility exists that the economy has been slowed to the point of recession. Therefore, we believe that a cautious approach to investing is most sensible at this juncture. We have positioned the portfolio accordingly with companies that we believe are selling close to their intrinsic values and well below their momentum highs of the last 12 months.

We appreciate the confidence that you have shown in our investment principles and strategies. We know that the market can be worrisome, but encourage you to maintain the long-term outlook necessary for successful equity investing.

Thank you for your trust and support.

/s/ Ronald E. Elijah

Ronald E. Elijah
PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $482.19 million

[CHART]
ASSET ALLOCATION

Schedule of Investments - Value + Growth Fund
December 31, 2000
Computer Hardware & Components                                            19.0%
Consumer & Specialty Retail                                               21.7%
Distribution/Wholesale                                                     3.9%
Financial Services                                                        25.1%
Media                                                                      6.1%
Medical/Healthcare/Biotech                                                18.7%
Other & Other Liabilities                                                  1.6%
Short Term Investments                                                     2.5%
Telecommunications Equipment & Services                                    1.4%
                                                              Total      100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
Merrill Lynch & Co., Inc. ................................................7.10%
Morgan Stanley Dean Witter & Co. .........................................5.92%
UnitedHealth Group, Inc. .................................................5.45%
CVS Corporation ..........................................................5.42%
Walgreen Company .........................................................4.99%
Safeway, Inc. ............................................................4.90%
Texas Instruments, Inc. ..................................................4.80%
Intel Corporation ........................................................4.65%
Citigroup, Inc. ..........................................................4.62%
Merck & Co., Inc. ........................................................4.41%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 5/12/92)

                        V+G              R1000 Growth
    Date                10k                   10k
    5/12/1992               $ 10,000             $ 10,000
         6/92               $  9,801             $  9,766
         9/92               $ 10,099             $ 10,193
        12/92               $ 11,004             $ 10,903
         3/93               $ 11,933             $ 10,810
         6/93               $ 11,943             $ 10,643
         9/93               $ 12,843             $ 10,801
        12/93               $ 13,378             $ 11,217
         3/94               $ 13,890             $ 10,722
         6/94               $ 13,276             $ 10,611
         9/94               $ 15,560             $ 11,428
        12/94               $ 16,469             $ 11,511
         3/95               $ 18,927             $ 12,607
         6/95               $ 23,086             $ 13,845
         9/95               $ 27,536             $ 15,102
        12/95               $ 23,501             $ 15,790
         3/96               $ 22,651             $ 16,638
         6/96               $ 23,429             $ 17,696
         9/96               $ 24,964             $ 18,334
        12/96               $ 26,819             $ 19,441
         3/97               $ 26,198             $ 19,545
         6/97               $ 30,483             $ 23,242
         9/97               $ 35,511             $ 24,989
        12/97               $ 30,523             $ 25,368
         3/98               $ 34,486             $ 29,212
         6/98               $ 36,066             $ 30,538
         9/98               $ 31,352             $ 27,764
        12/98               $ 38,898             $ 35,187
         3/99               $ 42,710             $ 37,424
         6/99               $ 43,746             $ 38,864
         9/99               $ 40,909             $ 37,441
        12/99               $ 49,958             $ 46,855
         3/00               $ 57,100             $ 50,194
         6/00               $ 53,620             $ 48,838
         9/00               $ 48,924             $ 46,212
        12/00               $ 44,416             $ 36,348

PERFORMANCE UPDATE

                                                                             FIVE-YEAR                     TOTAL  AVERAGE ANNUAL
                                                          ONE-YEAR      AVERAGE ANNUAL       RETURN SINCE           RETURN SINCE
                                                      TOTAL RETURN              RETURN          INCEPTION(1)           INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
Value + Growth Fund                                        -11.09%              13.58%             344.16%                18.83%
Russell 1000 Growth Index(2)                               -22.42%              18.15%             263.48%                16.10%
S&P 500 Index(3)                                            -9.15%              18.32%             279.30%                16.68%

Past performance does not guarantee future results. The annualized performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost.

(1)  Inception date 5/12/92.

(2) The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

(5) The Value Line Index is made up of approximately 1,650 blue-chip, mid-size and small-cap stocks from a wide variety of industries. About three-fourths are traded on the New York Stock Exchange, 20% are traded on the NASDAQ, and the remainder are traded on the American Stock Exchange and in Canada. You cannot invest in an index.

                            THE CONTRARIAN FUND-TM-

                      SEEKING OUT OF FAVOR INVESTMENTS AND
                           SHORTING OVERVALUED STOCKS

                                   [GRAPHIC]

ANNUAL REPORT

The Contrarian Fund-TM-

                                                               INVESTMENT STYLE*
                                                               [GRAPHIC]
FUND PHILOSOPHY


SENIOR PORTFOLIO
MANAGERS

PAUL H. STEPHENS
ANDREW P. PILARA, JR.
RICK BARRY
FOR BIOS SEE PAGE 6

The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by investing worldwide in growing companies that are attractively priced. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, unpopular, or overlooked. When appropriate, the Fund will short sell stocks.

                                   FUND UPDATE

For the second consecutive year, The Contrarian Fund-TM- has materially outperformed the S&P 500 Index(3). For the year 2000, the Fund returned 10.30% compared to the S&P 500, which returned -9.15%. For the fourth quarter, the Fund returned -2.82% while the S&P 500 returned -7.82%. The Fund also outperformed its benchmark, the MSCI AC World Index(2), which was down 15.06% for the year.

Valuation and risk once again became important investment criteria and The Contrarian Fund's-TM- valuation discipline paid off. Our early contrarian purchase of energy stocks was a major contributor to the Fund's performance. The top five "gainers" for the year were energy companies.

Most of our poorest performers have been either sold or sold down to a smaller percentage of the Fund. However, we believe that two of our poorest performers, Fresh Del Monte Produce, Inc. (2.61% of the Fund as of 12/31/00) and Metromedia International Group, Inc. (3.38%), are solid companies, and we continue to increase our holding in them at terrific prices. In January 2001, Fresh Del Monte was up 36% and Metromedia was up 35%.

We continue to offer mutual fund investors a differentiated product. Our mandate is to try to make timely investments in new discovery ideas or in companies that are neglected, unpopular, or overlooked. Outside of telecommunication service/media companies, we do not own technology stocks.

Although, with the decline in the technology sector, our contrarian mind-set is beginning to investigate opportunities there. We have recently purchased telecommunications/ media companies, because discounts to "sum of the parts" values were at compelling levels for WorldCom, Inc. (4.59%), AT&T Corporation - Liberty Media Group (2.21%), Metromedia International, and The News Corporation, Ltd. (0.70%). With the economy looking like we may be heading into a recession, these telecom/media service companies should perform better than the more cyclical telecom manufacturing companies.

In our mid-year report to shareholders, we stated our strategy of owning energy companies, with particular emphasis on natural gas. We also wrote about energy shortages and plants being shut down due to shortages of natural gas. Our predictions were correct! We are short of natural gas, and unlike oil, there is no OPEC of natural gas that can meet our needs. California politics aside, the only mechanism to correct this problem is higher prices. We expect North American natural gas prices to remain at unusually high levels for at least the next two years. We own Canadian natural gas focused companies--Anderson Exploration, Ltd. (4.39%), Encal Energy, Ltd. (1.52%), and Petro-Canada (1.16%). We also own Ivanhoe Energy, Inc. (11.93%) as a way to play the natural gas potential in the San Joaquin Basin in California.

*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

EOG Resources, Inc. .................................................$4,633,050
Ivanhoe Energy, Inc. ................................................$3,046,028
Anderson Exploration, Ltd. ..........................................$2,451,365
Devon Energy Corporation ............................................$1,368,498
Talisman Energy, Inc. ...............................................$1,175,054
African Minerals Ltd. .................................................$827,839
Brookfield Properties Corporation .....................................$656,127
Coastal Corporation ...................................................$637,805
Dundee Bancorp, Inc. ..................................................$582,716
Southern Company ......................................................$552,829

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

QUALCOMM, Inc. ......................................................$3,205,783
Inco, Ltd. ..........................................................$2,478,585
Metromedia International Group ......................................$1,789,082
WorldCom, Inc. ......................................................$1,284,250
Fresh Del Monte Produce, Inc. .......................................$1,002,311
Unisys Corp. ..........................................................$998,333
Consolidated African Mines Ltd. .......................................$947,719
Intervoice, Inc. ......................................................$838,271
Diamond Fields International, Ltd. ....................................$788,128
USG Corporation .......................................................$632,991

We continue to believe that certain utility and power companies are very attractive. There is a shortage of electrical generating capacity in certain regions of the United States. Power prices are significantly higher, and there is an electricity crisis in California. We have been able to avoid the problems of California as we were early sellers of Pacific Gas and Electric Company (0.00%) and other generators with operations in California. In a contrarian way, this crisis in California will present opportunities for us, and we are monitoring the developments. Our primary utility/power stocks have been El Paso Energy Corporation (0.00%), Exelon Corporation (3.06%), and Nisource, Inc. (2.68%). These are diversified companies giving us exposure to natural gas, power generation, nuclear generation, storage, pipelines, and power marketing.

Another theme for us is food--fresh produce. We own Dole Food Company, Inc. (1.71%) and Fresh Del Monte Produce, Inc. Between them, they have $7 billion in revenue with a combined market capitalization of $1.3 billion, dominating the world's fresh produce market. They are #1 and #2 in bananas and pineapples, respectively. They are worldwide major brand companies, selling at a material discount to other branded food companies, capable of producing high returns while generating free cash flow. These are true contrarian investments.

In this letter we have highlighted the investment opportunities in some attractive, contrarian themes: energy (natural gas), telecom service/media, utilities, and food (fresh produce). We have taken you from natural gas to bananas with the common denominator of good, growing business fundamentals at a cheap price. We continue to see many opportunities for our contrarian style of investing.

Thank you for your trust and support.

/s/ Paul H. Stephens

Paul H. Stephens
PORTFOLIO MANAGER

/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

/s/ Rick Barry

Rick Barry
PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $91.92 million

[CHART]
ASSET ALLOCATION

Schedule of Investments-The Contrarian Fund
December 31, 2000
Computer Hardware & Components                                             2.3%
Construction/Infrastructure                                                1.8%
Consumer & Specialty Retail                                                2.6%
Energy                                                                    41.7%
Financial Services                                                         4.2%
Food                                                                       4.3%
Media                                                                      7.6%
Other & Other Assets & Liabilities                                         3.8%
Paper & Forest Products                                                    3.6%
Printing & Publishing                                                      2.3%
Real Estate                                                                5.9%
Securities Sold Short                                                      4.4%
Short Term Investments                                                     7.6%
Telecommunications                                                         5.4%
Transportation Services                                                    2.5%
                                                          Total          100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
Ivanhoe Energy, Inc. ....................................................11.93%
Brookfield Properties Corporation ........................................5.71%
WorldCom, Inc. ...........................................................4.59%
Anderson Exploration, Ltd. ...............................................4.39%
Dundee Bancorp, Inc. .....................................................4.03%
Talisman Energy, Inc. ....................................................4.02%
Metromedia International Group, Inc. .....................................3.38%
Exelon Corporation .......................................................3.06%
NiSource, Inc. ...........................................................2.68%
Fresh Del Monte Produce, Inc. ............................................2.61%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 6/30/93)

                       CF                MSCI AC World
    Date               10k                    10k
         6/93            $ 10,000                   $ 10,000
         9/93             $ 9,559                   $ 10,439
        12/93            $ 11,186                   $ 10,756
         3/94            $ 12,098                   $ 10,730
         6/94            $ 11,618                   $ 10,987
         9/94            $ 11,078                   $ 11,348
        12/94            $ 10,568                   $ 11,101
         3/95            $ 10,739                   $ 11,391
         6/95            $ 12,626                   $ 11,831
         9/95            $ 13,308                   $ 12,384
        12/95            $ 13,830                   $ 12,847
         3/96            $ 16,731                   $ 13,308
         6/96            $ 16,038                   $ 13,682
         9/96            $ 16,440                   $ 13,741
        12/96            $ 16,828                   $ 14,240
         3/97            $ 17,062                   $ 14,326
         6/97            $ 16,036                   $ 16,389
         9/97            $ 15,244                   $ 16,695
        12/97            $ 11,862                   $ 16,036
         3/98            $ 12,127                   $ 18,186
         6/98            $ 10,769                   $ 18,226
         9/98             $ 7,520                   $ 15,916
        12/98             $ 7,984                   $ 19,194
         3/99             $ 8,392                   $ 19,899
         6/99            $ 10,214                   $ 21,563
         9/99            $ 10,623                   $ 20,581
        12/99            $ 11,042                   $ 24,086
         3/00            $ 10,700                   $ 24,328
         6/00            $ 11,793                   $ 23,311
         9/00            $ 12,533                   $ 21,963
        12/00            $ 12,180                   $ 20,458

PERFORMANCE UPDATE

                                                                               FIVE-YEAR              TOTAL     AVERAGE ANNUAL
                                                            ONE-YEAR      AVERAGE ANNUAL       RETURN SINCE       RETURN SINCE
                                                         TOTAL RETURN             RETURN           INCEPTION(1)       INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-                                        10.30%             -2.51%              21.80%              2.66%
MSCI AC World Index(2)                                        -15.06%              9.75%             104.58%             10.00%
S&P 500 Index(3)                                               -9.15%             18.32%             239.07%             17.66%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


(1)  Inception date 6/30/93.

(2) The Morgan Stanley Capital International (MSCI) All Country (AC) World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                            GLOBAL NATURAL RESOURCES

                               PRIMARILY FOCUSING
                             ON HARD ASSET COMPANIES

                                   [GRAPHIC]

ANNUAL REPORT

GLOBAL NATURAL RESOURCES FUND

                                                               INVESTMENT STYLE*
                                                               [GRAPHIC]

FUND PHILOSOPHY

[PHOTO OF ANDREW P. PILARA, JR.]
ANDREW P. PILARA, JR.
FOR BIO SEE PAGE 6

The RS Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

                                   FUND UPDATE

The year 2000 started off with investors focused on the high-technology momentum investing that kept investors distracted from the attractive valuations in our sectors. However, our patience was rewarded. For the year 2000, the RS Global Natural Resources Fund returned 25.85%. In comparison, the Lipper Natural Resources Index(2) returned 29.23%. For the fourth quarter of 2000, the Fund and the Index returned 3.14% and 3.89%, respectively.

Both oil and natural gas prices rose sharply in 2000. In particular, natural gas pricing was incredibly strong, having begun 2000 at near $2.60 per unit and steadily rising throughout the year to $10 at year-end for an increase of 285%. Similarly, oil began the year at $19.70 per barrel and rose steadily to more than $34 in October. It currently seems "range bound" in the $25 - $30 price band by an unusual level of OPEC compliance. The oil price is largely "governed" by OPEC, which produces some 42% of worldwide production. OPEC, having learned the hard lessons from non-compliance on production quotas during 1999, is now showing an unequalled willingness to work together to maintain high compliance. There is no OPEC to control natural gas supply. It is a pure market commodity governed solely by demand and supply.

The tightness in the natural gas market is an investment thesis we have endorsed for some time, which recently has been manifest by surging prices. We have been for some time forecasting a tightening market for natural gas supply, driven by increasing demand for what has been a cheap alternative fuel for both industrial and domestic uses. Slowly, natural gas has become a fuel of increasing importance for power generation due to its cleaner burning and low-pollution characteristics. As users became increasingly reliant upon natural gas, its production and supply have failed to keep pace. Over the period from 1970 to present, U.S. gas production has steadily declined at a 3.9% compounded rate.

In California, much of the planned, new electrical generation is to be gas-fired due to the better economics offered by gas and its lower polluting characteristics. Of the announced additions of 143,000 megawatts of power planned through 2003, over 70% are to be gas-fired, which will consume an incremental 10.6 billion cubic feet of gas per day, or approximately 21% on today's volumes. In light of the recent production data showing annual declines, we seem to be headed for a major imbalance in the gas market. One such natural gas-focused company is PYR Energy Corporation which was one of the Fund's biggest contributors to return in 2000 and largest holding as of 12/31/00 (5.92%).

We have also long focused on the Canadian exploration and production (E&P) companies, because we find valuations for companies there relatively low. The shares of Canadian E&P companies increased in value during the year, although the "valuation gap" to U.S. energy companies has not completely closed. Recently, however, a spate of corporate actions (mergers, acquisitions, etc.) has begun sweeping the Canadian market as companies and investors alike recognize the values to be found there.

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

PYR Energy Corporation ..............................................$1,224,037
Anderson Exploration, Ltd. ..........................................$1,127,367
EOG Resources, Inc. ...................................................$840,436
Vermilion Resources, Ltd. .............................................$694,868
Encal Energy, Ltd. ....................................................$531,873
Hugoton Royalty Trust .................................................$498,710
Fletcher Challenge Paper ..............................................$415,850
Oiltec Resources ......................................................$395,662
Calahoo Petroleum, Ltd. ...............................................$385,135
Impala Platinum Holdings, Ltd. ........................................$335,920

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

Fresh Del Monte Produce, Inc. .........................................$805,186
Canfor Corporation ....................................................$769,753
MAXXAM, Inc. ..........................................................$649,290
Stuart Energy Systems .................................................$410,470
Place Resources Corporation ...........................................$179,451
Titan Exploration, Inc. ...............................................$173,621
Sherritt International Corporation ....................................$142,092
Northern States Power Company .........................................$133,436
Command Drilling, Inc. ................................................$110,618
Brascan Corporation ...................................................$100,787

A number of our investments are benefiting from this attention, and we will keep you informed on their progress.

Other portions of the portfolio that have performed well during 2000 include our investments in real estate. As we highlighted last year, we felt the outlook for real estate companies ("C" corporations as opposed to REITs) which hold high-quality commercial properties in globally important metropolitan cities in North America, was benefiting from the strong economy. This created high demand for and a tight market in premier office space. While we were enthusiastic about U.S.-based companies, we found valuations of Canadian companies even more compelling. Two of our favorite companies include Brookfield Properties Corporation (5.47%) and Dundee Realty Corporation (4.34%).

Brookfield Properties controls "Class A" office property and buildings in Manhattan, Boston, and Toronto. Operations include: 50 commercial properties containing 37 million square feet of rental area; a property-services business managing over 120 million square feet; and a land and housing business which sells over 5,000 residential building lots annually. The company is very focused on return on capital, and they continually upgrade their portfolio to ensure their ability to sustain high returns to shareholders. Their objective is to build shareholder value by owning quality assets and managing each of its operations to increase cash flows.

Dundee Realty is one of Canada's largest and fastest growing property owners and has concentrated on acquiring and managing mid-sized office, industrial and retail properties throughout Canada. The portfolio comprises over 40 office properties, 99 industrial properties, and 16 retail properties. Their strategy is to maximize shareholder value by becoming Canada's largest owner and manager of affordable business premises. The company recently announced a strategic partnership development with State Street Corporation for a 390,000 square-foot financial center in central Toronto.

Strong business fundamentals for natural gas, power, real estate, and certain metals bode well for resource stocks in the next 12 months. As a diversification tool, natural resource stocks are a great complement to any growth portfolio.

Thank you for your trust and support.

/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO  MANAGER

                                                               December 31, 2000

--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Investing in a particular sector can involve greater market fluctuation.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $29.37 million

[CHART]
ASSET ALLOCATION

Schedule of Investments-Global Natural Resources Fund
December 31, 2000
Aluminum                                                                   3.0%
Energy                                                                    59.0%
Food                                                                       4.1%
Other & Other Assets & Liabilities                                         1.0%
Paper & Forest Products                                                    6.2%
Platinum Group Metals                                                      2.7%
Real Estate                                                                9.8%
Short Term Investments                                                    14.2%
                                                             Total      100.00%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
PYR Energy Corporation ...................................................5.92%
Brookfield Properties Corporation ........................................5.47%
Oiltec Resources, Ltd. ...................................................5.02%
Vermilion Resources, Ltd. ................................................4.99%
Canfor Corporation .......................................................4.94%
El Paso Energy Corporation ...............................................4.88%
Dundee Realty Corporation ................................................4.34%
Anderson Exploration, Ltd. ...............................................4.22%
Hugoton Royalty Trust ....................................................4.09%
Fresh Del Monte Produce, Inc. ............................................4.07%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)

                               NR                 Lipper NR
        Date                   10k                   10k
           11/15/1995            $ 10,000                 $ 10,000
                12/95            $ 10,120                 $ 10,824
                 3/96            $ 11,860                 $ 11,706
                 6/96            $ 12,330                 $ 12,245
                 9/96            $ 13,140                 $ 12,705
                12/96            $ 14,290                 $ 13,949
                 3/97            $ 13,340                 $ 13,414
                 6/97            $ 13,720                 $ 14,793
                 9/97            $ 14,770                 $ 17,274
                12/97            $ 11,840                 $ 16,005
                 3/98            $ 12,459                 $ 16,610
                 6/98            $ 11,110                 $ 15,528
                 9/98             $ 8,614                 $ 13,011
                12/98             $ 7,761                 $ 12,305
                 3/99             $ 8,125                 $ 13,434
                 6/99            $ 10,403                 $ 15,952
                 9/99            $ 10,528                 $ 16,114
                12/99             $ 9,498                 $ 16,430
                 3/00             $ 9,842                 $ 18,369
                 6/00            $ 10,736                 $ 19,072
                 9/00            $ 11,589                 $ 20,438
                12/00            $ 11,953                 $ 21,232

PERFORMANCE UPDATE

                                                                               FIVE-YEAR               TOTAL     AVERAGE ANNUAL
                                                             ONE-YEAR     AVERAGE ANNUAL        RETURN SINCE       RETURN SINCE
                                                         TOTAL RETURN             RETURN           INCEPTION(1)       INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
Global Natural Resources Fund                                  25.85%              3.39%              19.53%              3.54%
Lipper Natural Resources Index(2)                              29.23%             14.43%             112.32%             15.80%
S&P 500 Index(3)                                               -9.15%             18.32%             141.07%             18.71%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


(1)  Inception date 11/15/95.

(2) The Lipper Natural Resources Index is an equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                                  PARTNERS FUND

                       A SMALL-CAP FUND USING A CASH FLOW
                                VALUE METHODOLOGY

                                   [GRAPHIC]

ANNUAL REPORT

PARTNERS FUND

                                                                INVESTMENT STYLE
                                                                [GRAPHIC]

FUND PHILOSOPHY


[PHOTO OF ANDREW P. PILARA, JR.]
ANDREW P. PILARA, JR.
FOR BIO SEE PAGE 6

The RS Partners Fund seeks long-term capital growth by investing in equity securities primarily of companies with market capitalization of up to $1 billion, using a value methodology, combining Graham & Dodd balance sheet analysis with cash flow analysis.

                                   FUND UPDATE

The year 2000 was good for small-cap value, and it was a good year for the RS Partners Fund. For the year 2000, the RS Partners Fund returned 31.44%, outperforming its benchmark, the Russell 2000 Value Index(2), which returned 22.83%. For the fourth quarter, the Fund returned 1.81% versus the Index which returned 8.11%.

In the following paragraphs, we will recap some of our best and worst performers for the year. We will also discuss some good businesses we own that have yet to be recognized by investors.

Meritage Corporation (13.21% of the Fund as of 12/31/00), a homebuilder in the key high-growth states of Arizona, Texas, and California, was our biggest winner for the year. Even though the stock rose from $10.88 to $37.25 over the course of the year, Meritage was still only trading at about six times earnings.

Alliance Energy, Inc. (3.78%) was another good performer for the year. Alliance is a small-cap Canadian energy company that is still trading at just two times 2000 cash flow and at a discount to net asset value. This means that Alliance was trading at one times cash flow at the beginning of the year. That valuation, as well as good management and strong assets, made Alliance the type of uncommon value we strive to find.

One industry that played out well for us was the video game software market. In the summer, we noticed that all of the video game software makers were trading at or near historical lows, even though the prospects for the industry for the next two years were better than ever before. On October 26th, Sony launched the PlayStation 2 with much fanfare. Although the launch stumbled, Sony will likely right the ship, and the PlayStation 2 should be the hottest consumer electronics item in 2001 when the industry will witness the launch of Nintendo's GAMECUBE system and the highly anticipated Microsoft Xbox. All of this bodes very well for the video producers in 2002 and beyond.

The Partners Fund had its share of underperformers in 2000. Most were sold off as the business dynamics changed. However, there are a few in which we still like the business model. These are good businesses at even cheaper prices, and unless business fundamentals change, they will remain core holdings.

One such company is Fresh Del Monte Produce, Inc. (5.55%). This company is still perceived as just a banana company. However, Fresh Del Monte is actively entering value-added businesses like fresh-cut fruit. Fresh Del Monte is building a network of distribution centers around the country so it can deliver freshly cut fruit to every supermarket in the United States, a feat its competitors cannot duplicate.

RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 12/31/00)

Meritage Corporation ................................................$3,033,211
Activision, Inc. ......................................................$898,460
Alliance Energy, Inc. .................................................$629,146
Intertape Polymer Group, Inc. .........................................$515,002
COR Therapeutics, Inc. ................................................$423,079
Brookfield Properties Corporation .....................................$360,093
Oiltec Resources, Ltd. ................................................$351,385
Oak Technology, Inc. ..................................................$350,169
Worldport Communications, Inc. ........................................$303,599
Hollinger International ...............................................$292,966

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 12/31/00)

MAXXAM, Inc. ..........................................................$828,122
Fresh Del Monte Produce, Inc. .........................................$735,016
Berkley Petroleum Corporation .........................................$354,683
Circle.com ............................................................$261,974
Place Resources Corporation ...........................................$247,280
Motient Corporation ...................................................$245,638
Pittston Brink's Group ................................................$208,370
Northstar Drilling Sys, Inc. ..........................................$182,023
UCAR International ....................................................$166,536
Datastream Systems, Inc. ..............................................$136,493

Although 2000 was by far the worst year for major banana producers, Fresh Del Monte is estimated to earn $0.60 for the year. Not bad for a stock that closed the year just above $4. Banana prices have recently started to rise, and the stock is up nicely in 2001.

During 2000, the Partners Fund was able to sustain strong performance with low turnover and no capital gains distributions. Our discipline of buying assets "on the cheap" and finding cheap stocks with good business models rewarded our shareholders. We continue to employ our cash flow return methodology to find new opportunities.

Our low expectation style helps us better define our risk parameters. We try to buy dollar bills for $0.50, so you can count on us to "keep our sights low." We think that low expectation stocks produce the best risk adjusted returns.

Thank you for your trust and support.

/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

                                                               December 31, 2000
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

ANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $28.30 million

[CHART]
ASSET ALLOCATION

Schedule of Investments - Partners Fund
December 31, 2000
Computer Software & Services                                              10.0%
Construction/Infrastructure                                               13.2%
Energy                                                                    18.4%
Food                                                                      10.5%
Media                                                                      9.5%
Other & Other Assets & Liabilities                                         3.1%
Real Estate                                                                9.9%
Short Term Investments                                                    19.5%
Telecommunications Equipment & Svcs.                                       5.9%
                                                              Total      100.0%

DATA AS OF DECEMBER 31, 2000

TOP TEN HOLDINGS
Meritage Corporation ....................................................13.21%
Brookfield Properties Corporation ........................................7.60%
Fresh Del Monte Produce, Inc. ............................................5.55%
The 3DO Company ..........................................................4.92%
Dole Food Company, Inc. ..................................................4.92%
UnitedGlobalCom, Inc. ....................................................4.82%
Metromedia International Group, Inc. .....................................4.69%
Oiltec Resources, Ltd. ...................................................4.63%
Alliance Energy, Inc. ....................................................3.78%
THQ, Inc. ................................................................3.45%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)

                          PF              Russell 2000
     Date                 10k            Value Div. 10k
      7/12/1995              $ 10,000             $ 10,000
           9/95              $ 10,190             $ 10,532
          12/95              $ 10,390             $ 10,839
           3/96              $ 12,300             $ 11,314
           6/96              $ 13,640             $ 11,777
           9/96              $ 14,070             $ 11,952
          12/96              $ 14,873             $ 13,155
           3/97              $ 14,975             $ 13,122
           6/97              $ 16,177             $ 15,103
           9/97              $ 18,173             $ 17,049
          12/97              $ 17,561             $ 17,336
           3/98              $ 18,999             $ 18,784
           6/98              $ 17,146             $ 18,105
           9/98              $ 13,167             $ 14,869
          12/98              $ 12,779             $ 16,218
           3/99              $ 12,391             $ 14,646
           6/99              $ 13,832             $ 17,070
           9/99              $ 13,234             $ 15,735
          12/99              $ 13,256             $ 15,976
           3/00              $ 13,732             $ 16,587
           6/00              $ 14,486             $ 16,911
           9/00              $ 17,113             $ 18,152
          12/00              $ 17,423             $ 19,623

PERFORMANCE UPDATE

                                                                               FIVE-YEAR               TOTAL     AVERAGE ANNUAL
                                                             ONE-YEAR     AVERAGE ANNUAL       RETURN SINCE        RETURN SINCE
                                                         TOTAL RETURN             RETURN           INCEPTION(1)       INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
Partners Fund                                                  31.44%             10.89%              74.23%             10.67%
Russell 2000 Value Index(2)                                    22.83%             12.60%              96.23%             13.10%
S&P 500 Index(3)                                               -9.15%             18.32%             157.72%             18.87%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)  Inception date 7/12/95.

(2) The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              FINANCIAL INFORMATION

                                   YEAR ENDED
                                DECEMBER 31, 2000

                                   [GRAPHIC]

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- AGGRESSIVE GROWTH FUND

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 84.2%
--------------------------------------------------------------------------------------
ADVERTISING - 1.4%
Lamar Advertising Company                                    66,100   $      2,551,047
--------------------------------------------------------------------------------------
                                                                             2,551,047
--------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.4%
Cox Radio, Inc., Class A                                     52,300          1,180,019
Hispanic Broadcasting Corporation                            52,200          1,331,100
--------------------------------------------------------------------------------------
                                                                             2,511,119
--------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.0%
Marsh & McLennan Companies, Inc.(1)                          15,500          1,813,500
Resources Connection, Inc.                                      850             16,150
--------------------------------------------------------------------------------------
                                                                             1,829,650
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.9%
Macrovision Corporation                                      15,700          1,162,045
Professional Detailing, Inc.                                 22,300          2,358,573
--------------------------------------------------------------------------------------
                                                                             3,520,618
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.2%
SanDisk Corporation                                          14,600            405,150
--------------------------------------------------------------------------------------
                                                                               405,150
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.0%
NetIQ Corporation                                            39,600          3,460,050
Quest Software, Inc.                                         66,666          1,870,815
TIBCO Software, Inc.                                         38,800          1,859,975
--------------------------------------------------------------------------------------
                                                                             7,190,840
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 6.1%
BEA Systems, Inc.                                            58,000          3,904,125
Check Point Software Technologies, Ltd.                      27,900          3,726,394
i2 Technologies, Inc.                                        36,000          1,957,500
Informatica Corporation                                      22,200            878,287
Netegrity, Inc.                                              11,300            614,437
--------------------------------------------------------------------------------------
                                                                            11,080,743
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 6.2%
99 Cents Only Stores                                         50,500          1,382,437
Abercrombie & Fitch Company, Class A                        101,900          2,038,000
Bed, Bath & Beyond, Inc.                                    182,900          4,092,387
Dollar Tree Stores, Inc.                                     69,000          1,690,500
Hot Topic, Inc.                                             126,800          2,084,275
--------------------------------------------------------------------------------------
                                                                            11,287,599
--------------------------------------------------------------------------------------
ENERGY - 1.1%
Calpine Corporation                                          44,500          2,005,281
--------------------------------------------------------------------------------------
                                                                             2,005,281
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.5%
Knight Trading Group, Inc.                                   88,000          1,226,500
MBNA Corporation(1)                                          99,400          3,671,587
NextCard, Inc.                                              232,300          1,858,400
Northern Trust Corporation(1)                                68,900          5,619,656
The Chase Manhattan Corporation                              26,600          1,208,637
--------------------------------------------------------------------------------------
                                                                            13,584,780
--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.8%
Oxford Health Plans, Inc.                                    36,900   $      1,457,550
--------------------------------------------------------------------------------------
                                                                             1,457,550
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 2.6%
Health Management Associates, Inc., Class A                 122,400          2,539,800
HEALTHSOUTH Corporation                                     130,000          2,120,625
--------------------------------------------------------------------------------------
                                                                             4,660,425
--------------------------------------------------------------------------------------
INSURANCE - 2.9%
Conseco, Inc.(1)                                            402,600          5,309,288
--------------------------------------------------------------------------------------
                                                                             5,309,288
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 10.1%
Agile Software Corporation                                   26,500          1,308,437
America Online, Inc.                                         45,500          1,583,400
Be Free, Inc.                                               368,500            806,094
E.piphany, Inc.                                             121,650          6,561,497
HomeStore.com, Inc.                                         101,400          2,040,675
Interwoven, Inc.                                             10,800            712,125
Openwave Systems, Inc.                                        9,000            431,437
Proxicom, Inc.                                               77,200            318,450
webMethods, Inc.                                             52,000          4,624,750
--------------------------------------------------------------------------------------
                                                                            18,386,865
--------------------------------------------------------------------------------------
INTERNET COMMERCE - 1.1%
Amazon.com, Inc.                                             75,500          1,174,969
GoTo.com, Inc.                                              110,300            806,569
--------------------------------------------------------------------------------------
                                                                             1,981,538
--------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 2.1%
Waddell & Reed Financial, Inc., Class A(1)                  102,500          3,856,562
--------------------------------------------------------------------------------------
                                                                             3,856,562
--------------------------------------------------------------------------------------
MEDIA - 1.1%
Univision Communications, Inc., Class A                      49,300          2,018,219
--------------------------------------------------------------------------------------
                                                                             2,018,219
--------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 0.0%
Immunex Corporation                                           1,600             65,000
--------------------------------------------------------------------------------------
                                                                                65,000
--------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.5%
Cytyc Corporation                                            42,700          2,671,419
--------------------------------------------------------------------------------------
                                                                             2,671,419
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 0.0%
AeroGen, Inc.                                                 1,800             19,125
--------------------------------------------------------------------------------------
                                                                                19,125
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 2.9%
Emulex Corporation                                           35,200          2,813,800
Packeteer, Inc.                                             191,400          2,368,575
--------------------------------------------------------------------------------------
                                                                             5,182,375
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.3%
Celgene Corporation                                          20,100            653,250
Elan Corporation PLC, ADR(3)                                 19,000            889,438
Medicis Pharmaceutical Corporation, Class A                  33,800          1,998,425
Teva Pharmaceutical Industries, Ltd., ADR(1),(3)             32,400          2,373,300
--------------------------------------------------------------------------------------
                                                                             5,914,413
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 3.5%
Applied Micro Circuits Corporation                           23,400   $      1,756,097
Marvell Technology Group, Ltd.                               25,500            559,406
TriQuint Semiconductor, Inc.                                 27,700          1,210,144
Vitesse Semiconductor Corporation                            50,000          2,765,625
--------------------------------------------------------------------------------------
                                                                             6,291,272
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 9.5%
EchoStar Communications Corporation, Class A                100,800          2,293,200
Metromedia Fiber Network, Inc., Class A                     259,300          2,625,412
Nextel Communications, Inc., Class A                        196,500          4,863,375
Triton PCS Holdings, Inc., Class A                           56,200          1,907,288
Winstar Communications, Inc.                                151,500          1,770,656
XO Communications, Inc., Class A                            207,400          3,694,313
--------------------------------------------------------------------------------------
                                                                            17,154,244
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 10.2%
American Tower Corporation, Class A                          57,300          2,170,238
Avanex Corporation                                           29,400          1,751,138
DMC Stratex Networks, Inc.                                  128,200          1,923,000
Floware Wireless Systems, Ltd.                               30,300            357,919
Netro Corporation                                            48,900            339,244
Nokia OYJ, ADR(1),(3)                                        42,700          1,857,450
Powerwave Technologies, Inc.                                100,000          5,850,000
Research in Motion, Ltd.                                     32,500          2,600,000
Stanford Microdevices, Inc.                                  36,100          1,299,600
Telefonaktiebolaget LM Ericsson AB, ADR(1),(3)               25,000            279,688
--------------------------------------------------------------------------------------
                                                                            18,428,277
--------------------------------------------------------------------------------------
TRAVEL SERVICES - 1.8%
Four Seasons Hotels, Inc.(1)                                 51,100          3,251,238
--------------------------------------------------------------------------------------
                                                                             3,251,238
--------------------------------------------------------------------------------------

======================================================================================
TOTAL COMMON STOCKS (Cost $177,309,168)                                    152,614,637
--------------------------------------------------------------------------------------
                                                                           VALUE
======================================================================================
SHORT TERM INVESTMENTS - 31.4%
--------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                               37,449,200
Temporary Investment Cash Fund                                               9,667,303
Temporary Investment Fund                                                    9,667,304
======================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $56,783,807)                             56,783,807
--------------------------------------------------------------------------------------

======================================================================================
TOTAL INVESTMENTS - 115.6%  (Cost $234,092,975)                            209,398,444
--------------------------------------------------------------------------------------

======================================================================================
COLLATERAL ON SECURITIES LOANED, AT VALUE - (20.7%)                        (37,449,200)
--------------------------------------------------------------------------------------

======================================================================================
OTHER ASSETS, NET - 5.1%                                                     9,201,328
--------------------------------------------------------------------------------------

======================================================================================
TOTAL NET ASSETS - 100.0%                                             $    181,150,572
======================================================================================

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 94.1%
--------------------------------------------------------------------------------------
ADVERTISING - 0.7%
Ventiv Health, Inc.                                         300,000   $      3,768,750
--------------------------------------------------------------------------------------
                                                                             3,768,750
--------------------------------------------------------------------------------------
AEROSPACE - 2.3%
Alliant Techsystems, Inc.                                   195,000         13,016,250
--------------------------------------------------------------------------------------
                                                                            13,016,250
--------------------------------------------------------------------------------------
BEVERAGES - 0.2%
Todhunter International, Inc.                               197,800          1,384,600
--------------------------------------------------------------------------------------
                                                                             1,384,600
--------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.7%
Adelphia Communications Corporation, Class A                125,000          6,453,125
Insight Communications Company, Inc.                        130,000          3,055,000
--------------------------------------------------------------------------------------
                                                                             9,508,125
--------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.2%
United Shipping & Technology, Inc.                          630,000          1,102,500
--------------------------------------------------------------------------------------
                                                                             1,102,500
--------------------------------------------------------------------------------------
CLOSED END FUNDS - 0.7%
Nasdaq-100 Shares                                            65,000          3,794,375
--------------------------------------------------------------------------------------
                                                                             3,794,375
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.8%
Quintiles Transnational Corporation                         495,000         10,364,063
--------------------------------------------------------------------------------------
                                                                            10,364,063
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 5.3%
3D Systems Corporation                                      395,000          4,789,375
Adept Technology, Inc.                                      150,000          2,175,000
Concurrent Computer Corporation                           1,100,000          5,912,500
Diebold, Inc.(1)                                            125,000          4,171,875
Intergraph Corporation                                      300,000          1,800,000
Komag, Inc.                                               1,000,000            656,250
Maxtor Corporation                                          550,000          3,076,562
Mercury Computer Systems, Inc.                              110,000          5,108,125
Read-Rite Corporation                                       550,000          2,217,187
--------------------------------------------------------------------------------------
                                                                            29,906,874
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.2%
Parametric Technology Corporation                           550,000          7,390,625
Pinnacle Systems, Inc.                                      940,300          6,934,713
Red Hat, Inc.                                               200,000          1,250,000
THQ, Inc.                                                   100,000          2,437,500
--------------------------------------------------------------------------------------
                                                                            18,012,838
--------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.7%
Coachmen Industries, Inc.(1)                                160,000          1,680,000
Fleetwood Enterprises, Inc.(1)                              200,000          2,100,000
Monaco Coach Corporation                                    150,000          2,653,125
Winnebago Industries, Inc.(1)                               200,000          3,512,500
--------------------------------------------------------------------------------------
                                                                             9,945,625
--------------------------------------------------------------------------------------
CONSULTING SERVICES - 1.1%
Tetra Tech, Inc.                                            200,000          6,375,000
--------------------------------------------------------------------------------------
                                                                             6,375,000
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.4%
Footstar, Inc.                                               55,000          2,722,500
Hot Topic, Inc.                                             180,000          2,958,750
Shop at Home, Inc.                                        1,000,000          1,218,750
Skymall, Inc.                                             1,151,800          1,295,775
--------------------------------------------------------------------------------------
                                                                             8,195,775
--------------------------------------------------------------------------------------
CONSUMER GOODS - 0.3%
Oakley, Inc.                                                125,000          1,687,500
--------------------------------------------------------------------------------------
                                                                             1,687,500
--------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 0.6%
Documentum, Inc.                                             70,000          3,478,125
--------------------------------------------------------------------------------------
                                                                             3,478,125
--------------------------------------------------------------------------------------
EDUCATION & TRAINING - 1.3%
Learning Tree International, Inc.                           150,000          7,425,000
--------------------------------------------------------------------------------------
                                                                             7,425,000
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.8%
L-3 Communications Holdings, Inc.                            75,000          5,775,000
Photon Dynamics, Inc.                                       193,700          4,358,250
--------------------------------------------------------------------------------------
                                                                            10,133,250
--------------------------------------------------------------------------------------
ENERGY - 5.9%
Chesapeake Energy Corporation                               650,000          6,581,250
Cross Timbers Oil Company(1)                                160,000          4,440,000
EOG Resources, Inc.(1)                                      145,000          7,929,688
Newfield Exploration Company                                100,000          4,743,750
Noble Affiliates, Inc.(1)                                    67,800          3,118,800
Stone Energy Corporation                                    100,000          6,455,000
--------------------------------------------------------------------------------------
                                                                            33,268,488
--------------------------------------------------------------------------------------
ENERGY SERVICES - 9.2%
Atmos Energy Corporation(1)                                 180,000          4,387,500
Boots & Coots International Well Control, Inc.              350,000            153,125
Cal Dive International, Inc.                                136,600          3,636,975
El Paso Energy Corporation(1)                               100,000          7,162,500
Equitable Resources, Inc.(1)                                 65,000          4,338,750
Grey Wolf, Inc.                                             288,100          1,692,587
ICO, Inc.                                                   112,500            221,484
Key Energy Services, Inc.                                   725,000          7,567,187
Metretek Technologies, Inc.                                 495,000            495,000
Newpark Resources, Inc.                                     200,000          1,912,500
Parker Drilling Company                                     325,000          1,645,312
Patterson Energy, Inc.                                       85,000          3,166,250
Precision Drilling Corporation                               85,000          3,192,812
UTI Energy Corporation                                      250,000          8,218,750
Western Gas Resources, Inc.(1)                              135,800          4,574,763
--------------------------------------------------------------------------------------
                                                                            52,365,495
--------------------------------------------------------------------------------------
ENTERTAINMENT - 1.5%
Royal Caribbean Cruises, Ltd.(1)                            225,000          5,951,250
Speedway Motorsports, Inc.                                  120,000          2,880,000
--------------------------------------------------------------------------------------
                                                                             8,831,250
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.9%
Ambac Financial Group, Inc.(1)                              112,500   $      6,560,156
Astoria Financial Corporation(1)                             89,000          4,833,813
Bank United Corporation, Class A(1)                          75,000          5,114,063
Bay View Capital Corporation(1)                             180,000          1,125,000
Dime Bancorp, Inc.(1)                                       250,000          7,390,625
Factual Data Corporation                                     30,000            159,375
Golden State Bancorp, Inc.(1)                               250,000          7,859,375
U.S. Bancorp(1)                                             200,000          5,837,500
Wilmington Trust Corporation(1)                              85,000          5,275,313
Zions Bancorporation(1)                                     100,000          6,243,750
--------------------------------------------------------------------------------------
                                                                            50,398,970
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 5.4%
Accredo Health, Inc.                                         60,000          3,011,250
Caremark Rx, Inc.                                           935,000         12,680,938
Community Health Systems                                    100,000          3,500,000
DaVita, Inc.                                                300,000          5,137,500
Quorum Health Group, Inc.                                   390,445          6,149,509
--------------------------------------------------------------------------------------
                                                                            30,479,197
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 5.3%
Billserv.com, Inc.                                          999,600          2,561,475
C-bridge Internet Solutions, Inc.                           867,700          3,389,453
EarthLink, Inc.                                             207,800          1,045,494
iManage, Inc.                                             1,686,300          7,693,744
Pilot Network Services, Inc.                                716,900            582,481
Retek, Inc.                                                 100,000          2,437,500
USinternetworking, Inc.                                     500,000          2,500,000
Verity, Inc.                                                170,000          4,090,625
Viewpoint Corporation                                     1,060,000          5,763,750
--------------------------------------------------------------------------------------
                                                                            30,064,522
--------------------------------------------------------------------------------------
INTERNET COMMERCE - 2.9%
1-800-Contacts, Inc.                                        125,000          3,578,125
Cyberian Outpost, Inc.                                    1,500,000          1,781,250
PurchasePro.com, Inc.                                       340,000          5,950,000
Stamps.com, Inc.                                          1,850,000          5,145,313
--------------------------------------------------------------------------------------
                                                                            16,454,688
--------------------------------------------------------------------------------------
MACHINERY - 0.6%
Flowserve Corporation(1)                                    150,000          3,206,250
--------------------------------------------------------------------------------------
                                                                             3,206,250
--------------------------------------------------------------------------------------
MANUFACTURING - 0.6%
Mohawk Industries, Inc.                                     119,400          3,268,575
--------------------------------------------------------------------------------------
                                                                             3,268,575
--------------------------------------------------------------------------------------
MEDIA - 1.4%
LodgeNet Entertainment Corporation                          450,000          7,931,250
--------------------------------------------------------------------------------------
                                                                             7,931,250
--------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 4.3%
Applera Corporation - Celera Genomics Group                 165,400          5,944,063
ArQule, Inc.                                                279,200          8,934,400
Harvard Bioscience, Inc.                                    519,050          5,125,619
Novavax, Inc.                                               523,900          4,453,150
--------------------------------------------------------------------------------------
                                                                            24,457,232
--------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.4%
Endocardial Solutions, Inc.                                 403,700          1,236,331
Respironics, Inc.                                           100,000          2,850,000
Thoratec Laboratories Corporation                           371,200          4,083,200
--------------------------------------------------------------------------------------
                                                                             8,169,531
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 1.9%
American Medical Systems Holdings, Inc.                     104,000          1,651,000
Aradigm Corporation                                         375,000          5,484,375
Atrix Laboratories, Inc.                                    200,000          3,412,500
Precision Optics Corporation, Inc.                          100,000            237,500
--------------------------------------------------------------------------------------
                                                                            10,785,375
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 3.4%
Aeroflex, Inc.                                               75,000          2,162,109
Auspex Systems, Inc.                                      1,625,000         11,375,000
Legato Systems, Inc.                                        488,800          3,635,450
Packeteer, Inc.                                             130,000          1,608,750
Turnstone Systems, Inc.                                      76,300            567,481
--------------------------------------------------------------------------------------
                                                                            19,348,790
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.6%
Abgenix, Inc.                                                85,000          5,020,312
Esperion Therapeutics, Inc.                                 250,000          2,718,750
Insmed, Inc.                                              1,068,800          3,707,400
Neurocrine Biosciences, Inc.                                 95,000          3,146,875
SICOR, Inc.                                                 225,000          3,248,438
Tanox, Inc.                                                  60,000          2,351,250
--------------------------------------------------------------------------------------
                                                                            20,193,025
--------------------------------------------------------------------------------------
RESTAURANTS - 0.3%
Steakhouse Partners, Inc.                                   579,600          1,992,375
--------------------------------------------------------------------------------------
                                                                             1,992,375
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 1.5%
Marvell Technology Group, Ltd.                              100,000          2,193,750
Oak Technology, Inc.                                        760,900          6,610,319
--------------------------------------------------------------------------------------
                                                                             8,804,069
--------------------------------------------------------------------------------------
STEEL - 0.5%
Carpenter Technology Corporation(1)                          90,000          3,150,000
--------------------------------------------------------------------------------------
                                                                             3,150,000
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.6%
Primus Telecommunications Group, Inc.                     3,511,800          8,121,038
Viatel, Inc.                                                210,000            780,938
--------------------------------------------------------------------------------------
                                                                             8,901,976
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 3.1%
Cable Design Technologies Corporation                       144,500          2,429,406
DMC Stratex Networks, Inc.                                  300,000          4,500,000
Hybrid Networks, Inc.                                       100,000            781,250
Natural MicroSystems Corporation                             72,200            712,975
Netro Corporation                                           700,000          4,856,250

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - CONTINUED
SeaChange International, Inc.                               107,900   $      2,191,719
Sonus Networks, Inc.                                         75,000          1,893,750
--------------------------------------------------------------------------------------
                                                                            17,365,350
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.1%
Illuminet Holdings, Inc.                                     42,800            981,725
Latitude Communications, Inc.                             1,430,200          5,542,025
Motient Corporation                                       3,100,000         12,400,000
Mpower Communications Corporation                           650,000          3,331,250
Startec Global Communications Corporation                 1,265,000          4,901,875
Startec Global Communications Corporation,
     Private Placement(4),(5)                               250,000            775,000
TALK.com, Inc.                                              245,000            352,188
WorldQuest Networks, Inc.                                   230,700            620,006
--------------------------------------------------------------------------------------
                                                                            28,904,069
--------------------------------------------------------------------------------------
TRANSPORTATION - 1.1%
Landstar System, Inc.                                        55,000          3,049,063
Nordic American Tanker Shipping, Ltd.(1)                    120,000          2,400,000
OMI Corporation                                             170,000          1,094,375
--------------------------------------------------------------------------------------
                                                                             6,543,438
--------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 0.3%
Fritz Companies, Inc.                                       246,000          1,491,375
--------------------------------------------------------------------------------------
                                                                             1,491,375
--------------------------------------------------------------------------------------

======================================================================================
TOTAL COMMON STOCKS (Cost $629,119,607)                                    534,473,940
--------------------------------------------------------------------------------------
                                                              SHARES       VALUE
======================================================================================
CONVERTIBLE PREFERRED STOCKS - 0.1%
--------------------------------------------------------------------------------------
ENERGY SERVICES - 0.1%
Boots & Coots International Well Control,
    Series B(1),(4)                                          11,675            509,504
======================================================================================
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,536,202)                           509,504
--------------------------------------------------------------------------------------
                                                               PAR         VALUE
======================================================================================
CONVERTIBLE BONDS - 0.2%
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.2%
Primus Telecommunications Group, Inc., 5.75%,
     Due 02/15/07(1)                                      5,000,000          1,031,250
======================================================================================
TOTAL CONVERTIBLE BONDS (Cost $3,482,102)                                    1,031,250
--------------------------------------------------------------------------------------
                                                                             VALUE
======================================================================================
SHORT TERM INVESTMENTS - 23.2%
--------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                              123,609,200
Temporary Investment Cash Fund                                               4,031,160
Temporary Investment Fund                                                    4,031,159
======================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $131,671,519)                           131,671,519
--------------------------------------------------------------------------------------

======================================================================================
TOTAL INVESTMENTS - 117.6% (Cost $765,809,430)                        $    667,686,213
--------------------------------------------------------------------------------------

======================================================================================
COLLATERAL ON SECURITIES LOANED, AT VALUE - (21.8%)                       (123,609,200)
--------------------------------------------------------------------------------------

======================================================================================
OTHER ASSETS, NET - 4.2%                                                    23,810,547
--------------------------------------------------------------------------------------

======================================================================================
TOTAL NET ASSETS - 100.0%                                             $    567,887,560
======================================================================================

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND

DECEMBER 31, 2000                                           SHARES            VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
COMMON STOCKS - 89.0%
--------------------------------------------------------------------------------------
ADVERTISING - 1.6%
Lamar Advertising Company                                 1,349,850   $     52,095,773
Ventiv Health, Inc.                                         629,700          7,910,606
--------------------------------------------------------------------------------------
                                                                            60,006,379
--------------------------------------------------------------------------------------
AEROSPACE - 0.3%
Embraer - Empresa Brasileira de Aeronautica
     SA, ADR(1),(3)                                         300,000         11,925,000
--------------------------------------------------------------------------------------
                                                                            11,925,000
--------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.9%
Cox Radio, Inc., Class A                                    991,100         22,361,694
Entercom Communications Corporation                         688,400         23,706,775
Hispanic Broadcasting Corporation                         1,081,300         27,573,150
--------------------------------------------------------------------------------------
                                                                            73,641,619
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.6%
Forrester Research, Inc.                                    382,800         19,163,925
Macrovision Corporation                                     374,800         27,741,056
Professional Detailing, Inc.                                495,700         52,428,020
TeleTech Holdings, Inc.                                     876,500         16,105,687
Wireless Facilities, Inc.                                   676,400         24,519,500
--------------------------------------------------------------------------------------
                                                                           139,958,188
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.1%
SanDisk Corporation                                         161,300          4,476,075
--------------------------------------------------------------------------------------
                                                                             4,476,075
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.5%
Actuate Corporation                                         277,400          5,305,275
Business Objects SA, ADR(3)                                 268,400         15,198,150
Digex, Inc.                                                 552,300         12,426,750
Interactive Intelligence, Inc.                              469,350         11,323,069
NetIQ Corporation                                         1,178,450        102,967,069
Pivotal Corporation                                         574,300         21,284,994
Quest Software, Inc.                                        702,771         19,721,511
TIBCO Software, Inc.                                        539,200         25,847,900
--------------------------------------------------------------------------------------
                                                                           214,074,718
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 6.9%
BEA Systems, Inc.                                         2,268,900        152,725,331
Check Point Software Technologies, Ltd.                     484,500         64,711,031
Informatica Corporation                                     370,400         14,653,950
Netegrity, Inc.                                             615,800         33,484,125
--------------------------------------------------------------------------------------
                                                                           265,574,437
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.3%
99 Cents Only Stores                                      1,372,100         37,561,237
Abercrombie & Fitch Company, Class A                      1,476,500         29,530,000
Bed, Bath & Beyond, Inc.                                  2,282,000         51,059,750
Factory 2-U Stores, Inc.                                    333,100         11,033,938
--------------------------------------------------------------------------------------
                                                                           129,184,925
--------------------------------------------------------------------------------------
CONSUMER GOODS - 0.4%
Oakley, Inc.                                              1,230,700         16,614,450
--------------------------------------------------------------------------------------
                                                                            16,614,450
--------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 0.7%
Fiserv, Inc.                                                583,400         27,675,037
--------------------------------------------------------------------------------------
                                                                            27,675,037
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.6%
Power Integrations, Inc.                                  2,049,500         23,569,250
--------------------------------------------------------------------------------------
                                                                            23,569,250
--------------------------------------------------------------------------------------
ENERGY - 0.9%
Calpine Corporation                                         740,900         33,386,806
--------------------------------------------------------------------------------------
                                                                            33,386,806
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.2%
Financial Federal Corporation                               615,900         14,704,613
Investment Technology Group, Inc.                           543,400         22,686,950
Investors Financial Services Corporation(1)                 201,900         17,363,400
Knight Trading Group, Inc.                                1,351,100         18,830,956
MBNA Corporation(1)                                         153,700          5,677,294
NextCard, Inc.                                              998,100          7,984,800
SEI Investments Company(1)                                  670,200         75,062,400
--------------------------------------------------------------------------------------
                                                                           162,310,413
--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 2.3%
Oxford Health Plans, Inc.                                 2,235,600         88,306,200
--------------------------------------------------------------------------------------
                                                                            88,306,200
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 8.8%
Accredo Health, Inc.                                        365,200         18,328,475
Aurora Biosciences Corporation                              771,900         24,266,606
Bindley Western Industries, Inc.(1)                         328,400         13,649,125
Community Health Systems, Inc.                              722,700         25,294,500
Dynacare, Inc.                                              599,550          6,520,106
Express Scripts, Inc., Class A                              229,900         23,507,275
Health Management Associates, Inc., Class A               4,874,200        101,139,650
HEALTHSOUTH Corporation                                   3,851,600         62,829,225
Sunrise Assisted Living, Inc.                             2,585,400         64,635,000
--------------------------------------------------------------------------------------
                                                                           340,169,962
--------------------------------------------------------------------------------------
INSURANCE - 0.8%
Conseco, Inc.(1)                                          2,354,900         31,055,244
--------------------------------------------------------------------------------------
                                                                            31,055,244
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 5.9%
Agile Software Corporation                                  412,200         20,352,375
C-bridge Internet Solutions, Inc.                           408,200          1,594,531
E.piphany, Inc.                                             874,000         47,141,375
eSPEED, Inc., Class A                                       557,100          8,739,506
HomeStore.com, Inc.                                       1,302,050         26,203,756
Interwoven, Inc.                                            332,000         21,891,250
Multex.com, Inc.                                          1,561,400         20,688,550
Proxicom, Inc.                                            1,683,000          6,942,375
Saba Software, Inc.                                         342,200          5,389,650
webMethods, Inc.                                            780,914         69,452,539
--------------------------------------------------------------------------------------
                                                                           228,395,907
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
INTERNET COMMERCE - 1.0%
Expedia, Inc., Class A                                      314,500   $      3,007,406
GoTo.com, Inc.                                            1,692,500         12,376,406
PurchasePro.com, Inc.                                     1,326,000         23,205,000
--------------------------------------------------------------------------------------
                                                                            38,588,812
--------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 2.3%
Affiliated Managers Group, Inc.                             115,800          6,354,525
Franklin Resources, Inc.(1)                               1,137,000         43,319,700
Waddell & Reed Financial, Inc., Class A(1)                1,076,100         40,488,263
--------------------------------------------------------------------------------------
                                                                            90,162,488
--------------------------------------------------------------------------------------
MEDIA - 0.9%
Univision Communications, Inc., Class A                     801,500         32,811,406
--------------------------------------------------------------------------------------
                                                                            32,811,406
--------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 4.1%
Arena Pharmaceuticals, Inc.                                 442,350          6,856,425
Genzyme Corporation                                          92,808          8,346,920
Inhale Therapeutic Systems, Inc.                            784,200         39,602,100
Invitrogen Corporation                                      425,500         36,752,563
Maxygen, Inc.                                               253,300          6,205,850
Millennium Pharmaceuticals, Inc.                            719,456         44,516,340
Protein Design Labs, Inc.                                   207,200         18,000,500
--------------------------------------------------------------------------------------
                                                                           160,280,698
--------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 3.6%
Cytyc Corporation                                         1,525,700         95,451,606
ResMed, Inc.                                                339,500         13,537,563
SurModics, Inc.                                             125,600          4,623,650
Techne Corporation                                          299,300         10,793,506
Thoratec Laboratories Corporation                           935,500         10,290,500
VISX, Inc.                                                  246,600          2,573,888
--------------------------------------------------------------------------------------
                                                                           137,270,713
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 0.3%
Molecular Devices Corporation                               172,300         11,791,781
--------------------------------------------------------------------------------------
                                                                            11,791,781
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 0.4%
Emulex Corporation                                           65,600          5,243,900
Packeteer, Inc.                                             843,800         10,442,025
--------------------------------------------------------------------------------------
                                                                            15,685,925
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.5%
Abgenix, Inc.                                             1,562,300         92,273,344
Andrx Group                                                 200,100         11,580,788
Celgene Corporation                                         369,100         11,995,750
Cephalon, Inc.                                              300,900         19,050,731
COR Therapeutics, Inc.                                      486,700         17,125,756
Gilead Sciences, Inc.                                       217,900         18,072,081
Medarex, Inc.                                             1,756,000         71,557,000
Medicis Pharmaceutical Corporation, Class A                 456,700         27,002,388
PRAECIS Pharmaceuticals, Inc.                               516,400         15,104,700
Teva Pharmaceutical Industries, Ltd., ADR(1),(3)             79,300          5,808,725
--------------------------------------------------------------------------------------
                                                                           289,571,263
--------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 0.2%
Information Holdings, Inc.                                  264,300          6,194,531
--------------------------------------------------------------------------------------
                                                                             6,194,531
--------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT - 0.5%
Albany Molecular Research, Inc.                             291,800         17,982,175
--------------------------------------------------------------------------------------
                                                                            17,982,175
--------------------------------------------------------------------------------------
RESTAURANTS - 0.3%
California Pizza Kitchen, Inc.                              415,600         11,740,700
--------------------------------------------------------------------------------------
                                                                            11,740,700
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 3.8%
Alpha Industries, Inc.                                      392,100         14,507,700
Exar Corporation                                            659,100         20,421,802
Intersil Holding Corporation                                978,100         22,435,169
SIPEX Corporation                                           831,300         19,899,244
TriQuint Semiconductor, Inc.                              1,036,300         45,273,356
Virata Corporation                                        2,352,000         25,578,000
--------------------------------------------------------------------------------------
                                                                           148,115,271
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.2%
Crown Castle International Corporation                      942,000         25,492,875
EchoStar Communications Corporation, Class A              1,308,600         29,770,650
Metromedia Fiber Network, Inc., Class A                   1,531,800         15,509,475
Nextel Communications, Inc., Class A                        549,700         13,605,075
Triton PCS Holdings, Inc., Class A                          505,450         17,153,709
Winstar Communications, Inc.                                651,800          7,617,913
XO Communications, Inc., Class A                            752,863         13,410,372
--------------------------------------------------------------------------------------
                                                                           122,560,069
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 8.2%
American Tower Corporation, Class A                         783,700         29,682,638
Anaren Microwave, Inc.                                      304,000         20,425,000
Avanex Corporation                                          356,000         21,204,250
DMC Stratex Networks, Inc.                                  725,600         10,884,000
Finisar Corporation                                         894,200         25,931,800
Floware Wireless Systems, Ltd.                              475,650          5,618,616
Glenayre Technologies, Inc.                               1,772,000          6,257,375
Metawave Communications Corporation                       1,444,850         13,184,256
Netro Corporation                                           417,400          2,895,713
Powerwave Technologies, Inc.                                742,800         43,453,800
Proxim, Inc.                                                280,200         12,048,600
Research in Motion, Ltd.                                    803,500         64,280,000
SpectraLink Corporation                                     242,800          3,505,425
Spectrasite Holdings, Inc.                                2,431,000         32,210,750
Stanford Microdevices, Inc.                                 724,500         26,082,000
--------------------------------------------------------------------------------------
                                                                           317,664,223
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 2.2%
Allegiance Telecom, Inc.                                    568,000         12,646,875
Inet Technolgies, Inc.                                      421,100         17,054,550
Leap Wireless International, Inc.                           684,600         17,115,000
McLeodUSA, Inc., Class A                                  2,041,300         28,833,363

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - CONTINUED
West TeleServices Corporation                               371,850   $     10,458,281
--------------------------------------------------------------------------------------
                                                                            86,108,069
--------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
Atlantic Coast Airlines Holdings, Inc.                      142,200          5,812,425
Atlas Air, Inc.                                             696,700         22,729,838
Forward Air Corporation                                     936,350         34,937,559
--------------------------------------------------------------------------------------
                                                                            63,479,822
--------------------------------------------------------------------------------------
TRAVEL SERVICES - 1.1%
Four Seasons Hotels, Inc.(1)                                649,000         41,292,625
--------------------------------------------------------------------------------------
                                                                            41,292,625
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $3,281,443,411)                                3,441,625,181
--------------------------------------------------------------------------------------
                                                             WARRANTS      VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------------
Acclaim Entertainment, Inc.(4),(6)                            4,537                449

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $0)                                                           449
--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 38.3%
--------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                              928,878,992
PNC Bank Money Market Account                                               56,031,607
Temporary Investment Cash Fund                                             247,404,767
Temporary Investment Fund                                                  247,404,767
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $1,479,720,133)                       1,479,720,133
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 127.3%  (Cost $4,761,163,544)                        4,921,345,763
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (24.0%)                       (928,878,992)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (3.3%)                                           (125,439,180)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $  3,867,027,591
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- THE INFORMATION AGE FUND-Registered Trademark-

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
COMMON STOCKS - 86.1%
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 7.0%
Compaq Computer Corporation(1)                              330,000   $      4,966,500
EMC Corporation                                             138,400          9,203,600
--------------------------------------------------------------------------------------
                                                                            14,170,100
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 13.0%
Adobe Systems, Inc.(1)                                      128,400          7,471,275
Intuit, Inc.                                                159,850          6,304,084
Microsoft Corporation                                       173,200          7,512,550
National Instruments Corporation                            100,000          4,856,250
--------------------------------------------------------------------------------------
                                                                            26,144,159
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 3.3%
Cadence Design Systems, Inc.                                244,000          6,710,000
--------------------------------------------------------------------------------------
                                                                             6,710,000
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 9.3%
Flextronics International, Ltd.                             144,000          4,104,000
Solectron Corporation                                       432,800         14,671,920
--------------------------------------------------------------------------------------
                                                                            18,775,920
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 5.5%
Cisco Systems, Inc.                                         290,428         11,108,871
--------------------------------------------------------------------------------------
                                                                            11,108,871
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.9%
Adolor Corporation                                           81,500          1,793,000
--------------------------------------------------------------------------------------
                                                                             1,793,000
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 28.0%
Applied Materials, Inc.                                     183,600          7,011,225
Intel Corporation(1)                                        284,732          8,559,756
KLA-Tencor Corporation                                      138,750          4,674,141
Lam Research Corporation                                    262,500          3,806,250
Novellus Systems, Inc.                                      310,000         11,140,625
STMicroelectronics N.V.(1)                                  132,000          5,651,250
Texas Instruments, Inc.(1)                                  102,324          4,847,599
Xilinx, Inc.                                                232,000         10,701,000
--------------------------------------------------------------------------------------
                                                                            56,391,846
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.8%
Sprint Corporation  (PCS Group)                             306,900          6,272,269
WorldCom, Inc.                                              247,600          3,481,875
--------------------------------------------------------------------------------------
                                                                             9,754,144
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 11.1%
ADC Telecommunications, Inc.                                230,000          4,168,750
Nokia OYJ, ADR(1),(3)                                       323,200         14,059,200
Tellabs, Inc.                                                73,550          4,155,575
--------------------------------------------------------------------------------------
                                                                            22,383,525
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.2%
Verizon Communications(1)                                   130,000          6,516,250
--------------------------------------------------------------------------------------
                                                                             6,516,250
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $143,319,599)                               $    173,747,815
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 15.1%
--------------------------------------------------------------------------------------
PNC Bank Money Market Account                                                9,612,350
Temporary Investment Cash Fund                                              10,489,402
Temporary Investment Fund                                                   10,489,402
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $30,591,154)                             30,591,154
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS -101.2% (Cost $173,910,753)                              204,338,969
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (1.2%)                                             (2,519,249)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $    201,819,720
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND-TM-

DECEMBER 31, 2000                                            SHARES           VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
COMMON STOCKS - 99.0%
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 11.2%
Forrester Research, Inc.                                     64,600   $      3,234,037
Macrovision Corporation                                      34,600          2,560,941
MemberWorks, Inc.                                            93,100          1,978,375
Student Advantage, Inc.                                     576,400          2,449,700
TeleTech Holdings, Inc.                                      53,400            981,225
--------------------------------------------------------------------------------------
                                                                            11,204,278
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 4.4%
Concurrent Computer Corporation                             138,700            745,512
M-Systems Flash Disk Pioneers, Ltd.                          50,300            701,056
Virage Logic Corporation                                    195,600          2,934,000
--------------------------------------------------------------------------------------
                                                                             4,380,568
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.2%
Bottomline Technologies, Inc.                                29,300            752,644
Cysive, Inc.                                                291,700          1,203,262
NetIQ Corporation                                            37,650          3,289,669
Quest Software, Inc.                                         45,700          1,282,456
The Descartes Systems Group, Inc.                            25,500            612,000
TIBCO Software, Inc.                                         34,400          1,649,050
Witness Systems, Inc.                                       107,200          1,447,200
--------------------------------------------------------------------------------------
                                                                            10,236,281
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 12.0%
BEA Systems, Inc.                                            42,700          2,874,244
Check Point Software Technologies, Ltd.                      21,000          2,804,812
i2 Technologies, Inc.                                        56,700          3,083,062
Mercury Interactive Corporation                              29,300          2,644,325
Wind River Systems, Inc.                                     18,300            624,487
--------------------------------------------------------------------------------------
                                                                            12,030,930
--------------------------------------------------------------------------------------
CONSULTING SERVICES - 1.0%
DiamondCluster International, Inc., Class A                  34,200          1,043,100
--------------------------------------------------------------------------------------
                                                                             1,043,100
--------------------------------------------------------------------------------------
CONSUMER GOODS - 1.5%
Oakley, Inc.                                                114,900          1,551,150
--------------------------------------------------------------------------------------
                                                                             1,551,150
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.8%
Power Integrations, Inc.                                     72,000            828,000
--------------------------------------------------------------------------------------
                                                                               828,000
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.8%
Knight Trading Group, Inc.                                  153,700          2,142,194
NextCard, Inc.                                              461,100          3,688,800
--------------------------------------------------------------------------------------
                                                                             5,830,994
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 1.8%
Tenet Healthcare Corporation                                 40,800          1,813,050
--------------------------------------------------------------------------------------
                                                                             1,813,050
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 24.0%
Agile Software Corporation                                   16,800            829,500
Alloy Online, Inc.                                          118,200            908,662
Ariba, Inc.                                                  16,000            858,000
BackWeb Technologies, Ltd.                                  251,700          1,698,975
Broadbase Software, Inc.                                    196,800          1,230,000
C-bridge Internet Solutions, Inc.                           153,500            599,609
E.piphany, Inc.                                              59,250          3,195,797
EarthWeb, Inc.                                              175,600          1,295,050
eSPEED, Inc., Class A                                       133,550          2,095,066
HomeStore.com, Inc.                                          34,300            690,288
Interwoven, Inc.                                             14,400            949,500
MatrixOne, Inc.                                              49,100            893,006
Multex.com, Inc.                                             95,300          1,262,725
Openwave Systems, Inc.                                       27,100          1,299,106
Proxicom, Inc.                                              182,600            753,225
RealNetworks, Inc.                                           68,600            595,963
VeriSign, Inc.                                                6,400            474,800
Vignette Corporation                                         32,900            592,200
webMethods, Inc.                                             43,100          3,833,206
--------------------------------------------------------------------------------------
                                                                            24,054,678
--------------------------------------------------------------------------------------
INTERNET COMMERCE - 4.4%
PurchasePro.com, Inc.                                       225,700          3,949,750
Ticketmaster Online-CitySearch, Inc., Class B                60,600            507,525
--------------------------------------------------------------------------------------
                                                                             4,457,275
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 3.4%
Lantronix, Inc.                                             246,800          1,573,350
Packeteer, Inc.                                             152,100          1,882,238
--------------------------------------------------------------------------------------
                                                                             3,455,588
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 3.4%
Applied Micro Circuits Corporation                           10,600            795,497
Elantec Semiconductor, Inc.                                  34,700            962,925
TriQuint Semiconductor, Inc.                                 37,600          1,642,650
--------------------------------------------------------------------------------------
                                                                             3,401,072
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.6%
Crown Castle International Corporation                       35,400            958,013
Primus Telecommunications Group, Inc.                       284,900            658,831
Triton PCS Holdings, Inc., Class A                           30,600          1,038,488
Western Wireless Corporation, Class A                        23,600            924,825
--------------------------------------------------------------------------------------
                                                                             3,580,157
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 9.4%
Ceragon Networks, Ltd.                                       69,100            833,519
Finisar Corporation                                          27,800            806,200
Floware Wireless Systems, Ltd.                               79,500            939,094
General Motors Corporation, Class H                          36,500            839,500
MCK Communications, Inc.                                    108,400            914,625
Metawave Communications Corporation                          91,800            837,675
Netro Corporation                                            75,900            526,556
Research in Motion, Ltd.                                     20,500          1,640,000
SeaChange International, Inc.                                37,500            761,719
Spectrasite Holdings, Inc.                                   97,350          1,289,888
--------------------------------------------------------------------------------------
                                                                             9,388,776
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 2.1%
Motient Corporation                                         197,500   $        790,000
West TeleServices Corporation                                45,800          1,288,125
--------------------------------------------------------------------------------------
                                                                             2,078,125
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $142,889,461)                                     99,334,022
--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 29.2%
--------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
      for Loaned Securities(8)                                              26,171,700
Temporary Investment Cash Fund                                               1,537,368
Temporary Investment Fund                                                    1,537,367
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $29,246,435)                             29,246,435
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 128.2% (Cost $172,135,896)                             128,580,457
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (26.1%)                        (26,171,700)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (2.1%)                                             (2,127,474)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $    100,281,283
--------------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 73.
     The accompanying notes are an integral part of these financial statements.

                                                                       RS FUNDS
SCHEDULE OF INVESTMENTS-- MICROCAP GROWTH FUND

DECEMBER 31, 2000
--------------------------------------------------------------------------------------
COMMON STOCKS - 94.4%                                       SHARES           VALUE
--------------------------------------------------------------------------------------
AEROSPACE - 1.9%
Herley Industries, Inc.                                      15,000        $   249,375
Innovative Solutions and Support, Inc.                      100,000          1,751,562
--------------------------------------------------------------------------------------
                                                                             2,000,937
--------------------------------------------------------------------------------------
APPAREL - 1.0%
Quiksilver, Inc.                                             30,000            581,250
Vans, Inc.                                                   30,000            508,125
--------------------------------------------------------------------------------------
                                                                             1,089,375
--------------------------------------------------------------------------------------
AUTOMOBILES & OTHER MOTOR VEHICLES - 1.3%
Oshkosh Truck Corporation(1)                                 30,000          1,320,000
--------------------------------------------------------------------------------------
                                                                             1,320,000
--------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.0%
LifeCell Corporation                                         13,700             21,834
--------------------------------------------------------------------------------------
                                                                                21,834
--------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.2%
On Assignment, Inc.                                          42,700          1,216,950
Resources Connection, Inc.                                    2,300             43,700
--------------------------------------------------------------------------------------
                                                                             1,260,650
--------------------------------------------------------------------------------------
CHEMICALS - 0.4%
Uniroyal Technology Corporation                              70,000            437,500
--------------------------------------------------------------------------------------
                                                                               437,500
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.1%
Gaiam, Inc.                                                 145,000          2,238,437
MemberWorks, Inc.                                            28,000            595,000
Mobile Mini, Inc.                                            70,000          1,610,000
Optimal Robotics Corporation                                 67,500          2,265,469
Student Advantage, Inc.                                     195,700            831,725
--------------------------------------------------------------------------------------
                                                                             7,540,631
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.8%
Adept Technology, Inc.                                       20,000            290,000
Concurrent Computer Corporation                              71,600            384,850
Datalink Corporation                                         45,000            497,812
Qualstar Corporation                                        115,000            754,687
--------------------------------------------------------------------------------------
                                                                             1,927,349
--------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.3%
Avocent Corporation                                          32,050            865,350
MCSi, Inc.                                                   22,200            474,525
--------------------------------------------------------------------------------------
                                                                             1,339,875
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.6%
Moldflow Corporation                                         75,000          1,715,625
--------------------------------------------------------------------------------------
                                                                             1,715,625
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.5%
Netegrity, Inc.                                              10,000            543,750
--------------------------------------------------------------------------------------
                                                                               543,750
--------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.8%
Shaw Group, Inc.                                             32,600          1,630,000
Trex Company, Inc.                                           12,900            324,919
--------------------------------------------------------------------------------------
                                                                             1,954,919
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 8.4%
A.C. Moore Arts & Crafts, Inc.                              140,000   $      1,146,250
Chico's FAS, Inc.                                            20,000            417,500
Coldwater Creek, Inc.                                        29,000            900,812
Cost Plus, Inc.                                              35,150          1,032,531
Fred's, Inc.(1)                                              69,800          1,470,162
Gadzooks, Inc.                                               25,000            368,750
Guitar Center, Inc.                                          50,000            568,750
Hibbett Sporting Goods, Inc.                                 45,200          1,627,200
Hot Topic, Inc.                                              82,400          1,354,450
--------------------------------------------------------------------------------------
                                                                             8,886,405
--------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 1.9%
Intercept Group, Inc.                                        74,500          1,988,219
--------------------------------------------------------------------------------------
                                                                             1,988,219
--------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.8%
SCP Pool Corporation                                         64,150          1,928,509
--------------------------------------------------------------------------------------
                                                                             1,928,509
--------------------------------------------------------------------------------------
EDUCATION & TRAINING - 2.4%
Bright Horizons Family Solutions, Inc.                       45,000          1,175,625
Career Education Corporation                                 35,800          1,400,675
--------------------------------------------------------------------------------------
                                                                             2,576,300
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 7.2%
DuraSwitch Industries, Inc.                                 157,200          1,719,375
Interlink Electronics, Inc.                                  75,000            951,562
Merix Corporation                                            35,000            468,125
Photon Dynamics, Inc.                                        40,000            900,000
Planar Systems, Inc.                                         40,000            995,000
Power Integrations, Inc.                                     37,700            433,550
Signal Technology Corporation                                40,000            400,000
Universal Electronics, Inc.                                  90,600          1,398,637
XeTel Corporation                                            30,000            106,875
Zygo Corporation                                             10,000            282,812
--------------------------------------------------------------------------------------
                                                                             7,655,936
--------------------------------------------------------------------------------------
ENERGY - 0.7%
Unit Corporation                                             37,600            712,050
--------------------------------------------------------------------------------------
                                                                               712,050
--------------------------------------------------------------------------------------
FOOD - 1.0%
Monterey Pasta Company                                      228,650          1,086,087
--------------------------------------------------------------------------------------
                                                                             1,086,087
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 2.8%
Accredo Health, Inc.                                         30,700          1,540,756
Province Healthcare Company                                  37,500          1,476,562
--------------------------------------------------------------------------------------
                                                                             3,017,318
--------------------------------------------------------------------------------------
INSURANCE - 0.6%
American Physicians Capital, Inc.                            40,000            662,500
--------------------------------------------------------------------------------------
                                                                               662,500
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 4.4%
Alloy Online, Inc.                                          133,100          1,023,206
C-bridge Internet Solutions, Inc.                            15,600             60,937

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - CONTINUED
MedicaLogic/Medscape, Inc.                                  100,000   $        231,250
Multex.com, Inc.                                             50,000            662,500
Net.B@nk, Inc.                                               75,000            492,188
ProsoftTraining.com                                         165,000          2,000,625
Zengine, Inc.                                                27,500            189,063
--------------------------------------------------------------------------------------
                                                                             4,659,769
--------------------------------------------------------------------------------------
INTERNET COMMERCE - 1.2%
1-800-Contacts, Inc.                                         40,000          1,145,000
Pegasus Solutions, Inc.                                      21,500            149,156
--------------------------------------------------------------------------------------
                                                                             1,294,156
--------------------------------------------------------------------------------------
MACHINERY - 0.3%
Asyst Technologies, Inc.                                     26,700            358,781
--------------------------------------------------------------------------------------
                                                                               358,781
--------------------------------------------------------------------------------------
MANUFACTURING - 2.6%
Applied Films Corporation                                    78,300          1,600,256
Koala Corporation                                           130,000          1,105,000
--------------------------------------------------------------------------------------
                                                                             2,705,256
--------------------------------------------------------------------------------------
MEDIA - 1.0%
LodgeNet Entertainment Corporation                           62,600          1,103,325
--------------------------------------------------------------------------------------
                                                                             1,103,325
--------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 1.8%
Alexion Pharmaceuticals, Inc.                                10,000            649,375
CuraGen Corporation                                           9,300            254,006
Genzyme Transgenics Corporation                              33,900            485,194
XOMA, Ltd.                                                   57,800            563,550
--------------------------------------------------------------------------------------
                                                                             1,952,125
--------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 3.2%
ArthroCare Corporation                                       51,000            994,500
Closure Medical Corporation                                  38,300          1,378,800
Cytyc Corporation                                            17,000          1,063,563
--------------------------------------------------------------------------------------
                                                                             3,436,863
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 2.6%
Molecular Devices Corporation                                22,600          1,546,688
Sterile Recoveries, Inc.                                     15,000            226,875
Zoll Medical Corporation                                     29,000          1,016,813
--------------------------------------------------------------------------------------
                                                                             2,790,376
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 0.3%
SafeNet, Inc.                                                 7,400            347,800
--------------------------------------------------------------------------------------
                                                                               347,800
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.9%
Atrix Laboratories, Inc.                                     10,000            170,625
Celgene Corporation                                          27,500            893,750
Cephalon, Inc.                                                9,000            569,813
CIMA Labs, Inc.                                              35,000          2,277,188
Neurogen Corporation                                         45,000          1,580,625
Noven Pharmaceuticals, Inc.                                  23,300            870,838
POZEN, Inc.                                                  50,050            913,413
--------------------------------------------------------------------------------------
                                                                             7,276,252
--------------------------------------------------------------------------------------
R.E.I.T.S. - 1.0%
Redwood Trust, Inc.(1)                                       60,000   $      1,065,000
--------------------------------------------------------------------------------------
                                                                             1,065,000
--------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT - 2.7%
Albany Molecular Research, Inc.                              40,000          2,465,000
Discovery Partners International                             11,100            134,588
Kendle International, Inc.                                   25,000            248,438
--------------------------------------------------------------------------------------
                                                                             2,848,026
--------------------------------------------------------------------------------------
RESTAURANTS - 2.4%
Buca, Inc.                                                   59,400            872,438
RARE Hospitality International, Inc.                         73,050          1,629,928
--------------------------------------------------------------------------------------
                                                                             2,502,366
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 5.6%
All American Semiconductor, Inc.                             40,000            360,000
AstroPower, Inc.                                             60,000          1,882,500
AXT, Inc.                                                    33,000          1,091,063
Cree, Inc.                                                   16,200            575,606
Pericom Semiconductor Corporation                            60,000          1,110,000
Sage, Inc.                                                   20,000            295,000
Supertex, Inc.                                               35,000            691,797
--------------------------------------------------------------------------------------
                                                                             6,005,966
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.4%
Boston Communications Group, Inc.                            76,400          2,129,650
Metro One Telecommunications, Inc.                          100,000          2,500,000
--------------------------------------------------------------------------------------
                                                                             4,629,650
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 6.4%
Anaren Microwave, Inc.                                       20,500          1,377,344
California Amplifier, Inc.                                   15,000            138,750
Gentner Communications Corporation                           60,000            705,000
SeaChange International, Inc.                                48,100            977,031
Somera Communications, Inc.                                  10,000             86,875
SpectraLink Corporation                                     125,000          1,804,688
Stanford Microdevices, Inc.                                  19,300            694,800
SymmetriCom, Inc.                                           105,000          1,023,750
--------------------------------------------------------------------------------------
                                                                             6,808,238
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.5%
SCC Communications Corporation                              120,000            510,000
--------------------------------------------------------------------------------------
                                                                               510,000
--------------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
Forward Air Corporation                                      11,700            436,556
--------------------------------------------------------------------------------------
                                                                               436,556
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $71,704,655)                                     100,396,274
--------------------------------------------------------------------------------------

                                                                           VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 30.3%
--------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                               26,319,700

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

DECEMBER 31, 2000                                                          VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                        $      2,944,950
Temporary Investment Fund                                                    2,944,949
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $32,209,599)                             32,209,599
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 124.7% (Cost $103,914,254)                             132,605,873
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (24.8%)                        (26,319,700)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.1%                                                        62,634
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $    106,348,807
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 93.9%
--------------------------------------------------------------------------------------
AEROSPACE - 2.8%
General Dynamics Corporation(1)                              27,500   $      2,145,000
Northrop Grumman Corporation(1)                              40,000          3,320,000
--------------------------------------------------------------------------------------
                                                                             5,465,000
--------------------------------------------------------------------------------------
AGRICULTURE - 1.2%
Monsanto Company(1)                                          90,000          2,435,625
--------------------------------------------------------------------------------------
                                                                             2,435,625
--------------------------------------------------------------------------------------
BEVERAGES - 1.0%
Adolf Coors Company, Class B(1)                              25,000          2,007,812
--------------------------------------------------------------------------------------
                                                                             2,007,812
--------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.4%
Charter Communications, Inc., Class A                       122,500          2,779,219
--------------------------------------------------------------------------------------
                                                                             2,779,219
--------------------------------------------------------------------------------------
CHEMICALS - 1.2%
Engelhard Corporation(1)                                    120,800          2,461,300
--------------------------------------------------------------------------------------
                                                                             2,461,300
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.9%
Jack Henry & Associates, Inc.(1)                             35,000          2,174,375
McDATA Corporation, Class B                                  30,000          1,642,500
--------------------------------------------------------------------------------------
                                                                             3,816,875
--------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.2%
Affiliated Computer Services, Inc., Class A                  40,000          2,427,500
--------------------------------------------------------------------------------------
                                                                             2,427,500
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.6%
Citrix Systems, Inc.                                        120,000          2,700,000
Computer Associates International, Inc.(1)                  100,000          1,950,000
Parametric Technology Corporation                           179,700          2,414,719
--------------------------------------------------------------------------------------
                                                                             7,064,719
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.9%
Netegrity, Inc.                                              34,400          1,870,500
--------------------------------------------------------------------------------------
                                                                             1,870,500
--------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.1%
Masco Corporation(1)                                         82,500          2,119,219
--------------------------------------------------------------------------------------
                                                                             2,119,219
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.4%
Abercrombie & Fitch Company                                  85,000          1,700,000
CVS Corporation(1)                                           34,000          2,037,875
Venator Group, Inc.                                         190,000          2,945,000
--------------------------------------------------------------------------------------
                                                                             6,682,875
--------------------------------------------------------------------------------------
CONSUMER GOODS - 1.3%
Alberto-Culver Company, Class A(1)                           70,400          2,565,200
--------------------------------------------------------------------------------------
                                                                             2,565,200
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.5%
L-3 Communications Holdings, Inc.                            37,500          2,887,500
--------------------------------------------------------------------------------------
                                                                             2,887,500
--------------------------------------------------------------------------------------
ENERGY - 8.4%
Constellation Energy Group(1)                                50,000          2,253,125
Entergy Corporation(1)                                       60,000          2,538,750
EOG Resources, Inc.(1)                                       50,000          2,734,375
Newfield Exploration Company                                 61,000          2,893,687
Orion Power Holdings, Inc.                                  120,000          2,955,000
Phillips Petroleum Company(1)                                57,500          3,270,312
--------------------------------------------------------------------------------------
                                                                            16,645,249
--------------------------------------------------------------------------------------
ENERGY SERVICES - 6.8%
El Paso Energy Corporation(1)                                58,700          4,204,388
Exelon Corporation(1)                                        40,000          2,808,400
Noble Drilling Corporation                                   35,000          1,520,312
Santa Fe International Corporation(1)                        66,500          2,132,156
SCANA Corporation                                            96,000          2,838,000
--------------------------------------------------------------------------------------
                                                                            13,503,256
--------------------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
Carnival Corporation(1)                                      65,000          2,002,813
--------------------------------------------------------------------------------------
                                                                             2,002,813
--------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.3%
Republic Services, Inc.                                     150,000          2,578,125
--------------------------------------------------------------------------------------
                                                                             2,578,125
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.7%
American General Corporation(1)                              30,000          2,445,000
Golden State Bancorp, Inc.(1)                               110,000          3,458,125
Golden West Financial Corporation(1)                         30,000          2,025,000
KeyCorp(1)                                                  100,000          2,800,000
Washington Mutual, Inc.(1)                                   85,000          4,510,312
--------------------------------------------------------------------------------------
                                                                            15,238,437
--------------------------------------------------------------------------------------
FOOD - 1.5%
Archer-Daniels-Midland Company(1)                           200,000          3,000,000
--------------------------------------------------------------------------------------
                                                                             3,000,000
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 3.9%
Health Management Associates, Inc., Class A                 115,000          2,386,250
HEALTHSOUTH Corporation                                     325,000          5,301,562
--------------------------------------------------------------------------------------
                                                                             7,687,812
--------------------------------------------------------------------------------------
INDUSTRIAL - 0.9%
Rockwell International Corporation(1)                        36,000          1,714,500
--------------------------------------------------------------------------------------
                                                                             1,714,500
--------------------------------------------------------------------------------------
INSTRUMENTS - 4.1%
Parker-Hannifin Corporation(1)                               44,500          1,963,563
Tektronix, Inc.(1)                                           70,000          2,358,125
Thermo Electron Corporation                                 125,000          3,718,750
--------------------------------------------------------------------------------------
                                                                             8,040,438
--------------------------------------------------------------------------------------
INSURANCE - 4.8%
ACE, Ltd.(1)                                                 75,000          3,182,812
Jefferson-Pilot Corporation(1)                               30,000          2,242,500
Loews Corporation(1)                                         20,000          2,071,250
The St. Paul Companies, Inc.(1)                              37,500          2,036,719
--------------------------------------------------------------------------------------
                                                                             9,533,281
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.2%
EarthLink, Inc.                                              85,900            432,184
--------------------------------------------------------------------------------------
                                                                               432,184
--------------------------------------------------------------------------------------
MANUFACTURING - 2.6%
Danaher Corporation(1)                                       35,100          2,399,962
Tyco International, Ltd.(1)                                  50,000          2,775,000
--------------------------------------------------------------------------------------
                                                                             5,174,962
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
MEDIA - 1.1%
Comcast Corporation, Class A                                 52,500   $      2,191,875
--------------------------------------------------------------------------------------
                                                                             2,191,875
--------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 4.3%
Applera Corporation - Celera Genomics Group                  70,000          2,515,625
Biogen, Inc.                                                 38,000          2,282,375
Genzyme Corporation                                          18,000          1,618,875
Millennium Pharmaceuticals, Inc.                             32,500          2,010,937
--------------------------------------------------------------------------------------
                                                                             8,427,812
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 3.5%
Auspex Systems, Inc.                                        300,000          2,100,000
Cabletron Systems, Inc.                                     160,000          2,410,000
Legato Systems, Inc.                                        115,000            855,313
Network Appliance, Inc.                                      24,500          1,572,594
--------------------------------------------------------------------------------------
                                                                             6,937,907
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 2.4%
Georgia-Pacific Group(1)                                     95,000          2,956,875
International Paper Company(1)                               45,000          1,836,562
--------------------------------------------------------------------------------------
                                                                             4,793,437
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.9%
Abgenix, Inc.                                                60,000          3,543,750
King Pharmaceuticals, Inc.                                   80,000          4,135,000
Tanox, Inc.                                                  50,000          1,959,375
--------------------------------------------------------------------------------------
                                                                             9,638,125
--------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 1.0%
New York Times Company, Class A(1)                           50,000          2,003,125
--------------------------------------------------------------------------------------
                                                                             2,003,125
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 0.8%
Oak Technology, Inc.                                        180,400          1,567,225
--------------------------------------------------------------------------------------
                                                                             1,567,225
--------------------------------------------------------------------------------------
STEEL - 1.4%
Nucor Corporation(1)                                         72,000          2,857,500
--------------------------------------------------------------------------------------
                                                                             2,857,500
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.6%
Primus Telecommunications Group, Inc.                       277,900            642,644
WorldCom, Inc.                                              170,000          2,390,625
XO Communications, Inc., Class A                            115,000          2,048,438
--------------------------------------------------------------------------------------
                                                                             5,081,707
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.3%
ADC Telecommunications, Inc.                                 75,000          1,359,375
Netro Corporation                                           285,000          1,977,188
Nokia Oyj, ADR(1),(3)                                        45,000          1,957,500
QUALCOMM, Inc.                                               15,000          1,232,813
Sonus Networks, Inc.                                         75,000          1,893,750
--------------------------------------------------------------------------------------
                                                                             8,420,626
--------------------------------------------------------------------------------------
TOBACCO - 0.7%
UST, Inc.(1)                                                 52,500          1,473,281
--------------------------------------------------------------------------------------
                                                                             1,473,281
--------------------------------------------------------------------------------------
TOYS - 1.2%
Mattel, Inc.(1)                                             160,000          2,310,400
--------------------------------------------------------------------------------------
                                                                             2,310,400
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $169,874,684)                                    185,837,421
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.6%
--------------------------------------------------------------------------------------
R.E.I.T. - 0.6%
Anthracite Capital, Inc., $2.50, Series B(1),(4)             75,000         $1,298,250
--------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,298,250)                         1,298,250
--------------------------------------------------------------------------------------
                                                            PAR                VALUE
--------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.8%
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 0.5%
International Rectifier Corporation, 4.25%,
     Due 07/15/071                                        1,500,000          1,006,875
--------------------------------------------------------------------------------------
                                                                             1,006,875
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
Primus Telecommunications Group, Inc.,
     5.75%, Due 02/15/07(1)                              12,250,000          2,526,563
--------------------------------------------------------------------------------------
                                                                             2,526,563
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $7,287,882)                                    3,533,438
--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 31.3%
--------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
      for Loaned Securities(8)                                              48,024,600
Temporary Investment Cash Fund                                               6,960,805
Temporary Investment Fund                                                    6,960,805
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $61,946,210)                             61,946,210
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 127.6% (Cost $240,407,026)                             252,615,319
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SHORT CALL OPTIONS - (0.0%) (Premiums $104,162)                                (94,937)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (24.3%)                        (48,024,600)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (3.3%)                                             (6,580,615)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $    197,915,167
--------------------------------------------------------------------------------------

SHORT CALL OPTIONS

DECEMBER 31, 2000                                             CONTRACTS    VALUE
--------------------------------------------------------------------------------------
SHORT CALL OPTIONS - 0.0%
--------------------------------------------------------------------------------------
Network Appliance, Inc., Strike 75,
     Expires 01/20/01(6)                                        245   $         94,937
--------------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $104,162)                          $         94,937
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- VALUE + GROWTH FUND

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 99.5%
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.3%
Compaq Computer Corporation(1)                              423,800   $      6,378,190
--------------------------------------------------------------------------------------
                                                                             6,378,190
--------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
Affiliated Computer Services, Inc., Class A                  84,450          5,125,059
--------------------------------------------------------------------------------------
                                                                             5,125,059
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.5%
Microsoft Corporation                                       280,200         12,153,675
--------------------------------------------------------------------------------------
                                                                            12,153,675
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 21.7%
Best Buy Co., Inc.                                          335,150          9,907,872
CVS Corporation(1)                                          436,200         26,144,737
Safeway, Inc.                                               378,000         23,625,000
The Home Depot, Inc.(1)                                     100,000          4,568,750
Wal-Mart Stores, Inc.(1)                                    310,400         16,490,000
Walgreen Company(1)                                         575,000         24,042,188
--------------------------------------------------------------------------------------
                                                                           104,778,547
--------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 3.9%
Costco Wholesale Corporation                                473,800         18,922,388
--------------------------------------------------------------------------------------
                                                                            18,922,388
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 16.3%
American Express Company(1)                                 130,200          7,152,863
Citigroup, Inc.(1)                                          436,533         22,290,466
Goldman Sachs Group, Inc.(1)                                194,000         20,745,875
Morgan Stanley Dean Witter & Company(1)                     360,000         28,530,000
--------------------------------------------------------------------------------------
                                                                            78,719,204
--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 5.4%
UnitedHealth Group, Inc.(1)                                 428,400         26,293,050
--------------------------------------------------------------------------------------
                                                                            26,293,050
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 4.4%
Cardinal Health, Inc.(1)                                    211,000         21,020,875
--------------------------------------------------------------------------------------
                                                                            21,020,875
--------------------------------------------------------------------------------------
INSURANCE - 1.7%
MetLife, Inc.(1)                                            236,600          8,281,000
--------------------------------------------------------------------------------------
                                                                             8,281,000
--------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 7.1%
Merrill Lynch & Co., Inc.(1)                                502,076         34,235,307
--------------------------------------------------------------------------------------
                                                                            34,235,307
--------------------------------------------------------------------------------------
MEDIA - 6.1%
Comcast Corporation, Class A                                400,000         16,700,000
Time Warner, Inc.(1)                                        240,000         12,537,600
--------------------------------------------------------------------------------------
                                                                            29,237,600
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 2.2%
Johnson & Johnson(1)                                         99,900         10,495,744
--------------------------------------------------------------------------------------
                                                                            10,495,744
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.7%
Bristol-Myers Squibb Company(1)                             150,900         11,157,169
Merck & Co., Inc.(1)                                        227,050         21,257,556
--------------------------------------------------------------------------------------
                                                                            32,414,725
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 17.7%
Applied Materials, Inc.                                     389,850         14,887,397
Intel Corporation(1)                                        746,400         22,438,650
Motorola, Inc.(1)                                           315,300          6,384,825
Texas Instruments, Inc.(1)                                  488,400         23,137,950
Xilinx, Inc.                                                400,000         18,450,000
--------------------------------------------------------------------------------------
                                                                            85,298,822
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.4%
Verizon Communications(1)                                   133,450          6,689,181
--------------------------------------------------------------------------------------
                                                                             6,689,181
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $259,552,122)                                    480,043,367
--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.5%
--------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                               6,004,242
Temporary Investment Fund                                                    6,004,243
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $12,008,485)                             12,008,485
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.0% (Cost $271,560,607)                             492,051,852
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABLILITIES, NET - (2.0%)                                            (9,857,489)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $    482,194,363
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM-


DECEMBER 31, 2000                         FOREIGN CURRENCY(2) SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 95.1%
--------------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.0%
AgriBioTech, Inc.                                            35,600   $             36
--------------------------------------------------------------------------------------
                                                                                    36
--------------------------------------------------------------------------------------
ALUMINUM - 0.5%
Kaiser Aluminum Corporation                                 132,300            487,856
--------------------------------------------------------------------------------------
                                                                               487,856
--------------------------------------------------------------------------------------
AUTOMOBILE PARTS & ACCESSORIES - 0.8%
Visteon Corporation(1)                                       60,000            690,000
--------------------------------------------------------------------------------------
                                                                               690,000
--------------------------------------------------------------------------------------
BATTERIES - 0.1%
Valence Technology, Inc.                                      5,100             47,494
--------------------------------------------------------------------------------------
                                                                                47,494
--------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 3.5%
AT&T Corporation - Liberty Media Group, Class A              150,000         2,034,375
Sirius Satellite Radio, Inc.                                 40,000          1,197,500
--------------------------------------------------------------------------------------
                                                                             3,231,875
--------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.8%
Pittston Brink's Group(1)                                    85,000          1,689,375
--------------------------------------------------------------------------------------
                                                                             1,689,375
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.0%
The Source Information Management Company                     4,400             16,500
--------------------------------------------------------------------------------------
                                                                                16,500
--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.0%
Hewlett-Packard Company(1)                                   30,000            946,875
--------------------------------------------------------------------------------------
                                                                               946,875
--------------------------------------------------------------------------------------
COMPUTER SERVICES - 0.7%
Intelligroup, Inc.                                           27,800             24,325
Sapient Corporation                                          49,600            592,100
SeraNova, Inc.                                               27,800             62,550
--------------------------------------------------------------------------------------
                                                                               678,975
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.2%
Diversinet Corporation                                       42,200             94,950
Electronic Arts, Inc.                                         2,500            106,563
--------------------------------------------------------------------------------------
                                                                               201,513
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.7%
Open Text Corporation                                        26,400            556,050
QuadraMed Corporation                                        42,700             34,694
--------------------------------------------------------------------------------------
                                                                               590,744
--------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.8%
Lafarge Corporation(1)                                       70,000          1,653,750
--------------------------------------------------------------------------------------
                                                                             1,653,750
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 2.6%
Action Performance Companies, Inc.                           54,900            130,387
SUPERVALU, Inc.(1)                                          160,000          2,220,000
--------------------------------------------------------------------------------------
                                                                             2,350,387
--------------------------------------------------------------------------------------
DIAMOND MINING - 0.8%
Diamond Fields International, Ltd.                 CAD    1,209,600            724,789
--------------------------------------------------------------------------------------
                                                                               724,789
--------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 1.3%
Brascan Corporation(1)                             CAD       80,400          1,174,946
--------------------------------------------------------------------------------------
                                                                             1,174,946
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.5%
ACT Manufacturing, Inc.                                       1,500             23,625
Solectron Corporation                                        13,770            466,803
--------------------------------------------------------------------------------------
                                                                               490,428
--------------------------------------------------------------------------------------
ENERGY - 30.8%
Abacan Resource Corporation                                 505,000                757
Anderson Exploration, Ltd.                         CAD      177,900          4,032,926
Anzoil N.L.                                        AUD    3,577,471             89,452
Apache Corporation(1)                                         1,500            105,094
Burlington Resources, Inc.(1)                                   800             40,400
Coastal Corporation(1)                                        7,400            653,512
Conoco, Inc., Class A(1)                                     75,000          2,146,875
Constellation Energy Group(1)                                40,000          1,802,500
Encal Energy, Ltd.                                 CAD      197,500          1,400,373
Ivanhoe Energy, Inc.                                      2,193,180         10,965,900
Ocean Energy, Inc.(1)                                        50,000            868,750
Petro-Canada(1)                                    CAD       42,000          1,066,771
Talisman Energy, Inc.                              CAD       99,700          3,693,920
Tosco Corporation(1)                                         24,800            841,650
Valero Energy Corporation(1)                                 15,900            591,281
--------------------------------------------------------------------------------------
                                                                            28,300,161
--------------------------------------------------------------------------------------
ENERGY SERVICES - 10.9%

Ensign Resource Service Group, Inc.(1)             CAD       33,500          1,237,841
Exelon Corporation(1)                                        40,000          2,808,400
NiSource, Inc.(1)                                            80,000          2,460,000
PPL Corporation(1)                                           15,000            677,813
Public Service Enterprise Group, Inc.(1)                     40,000          1,945,000
Syntroleum Corporation                                       50,000            850,000
--------------------------------------------------------------------------------------
                                                                             9,979,054
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.2%
Dundee Bancorp, Inc., Class A                      CAD      304,900          3,704,652
Household International, Inc.(1)                              1,200             66,000
Providian Financial Corporation(1)                            1,400             80,500
--------------------------------------------------------------------------------------
                                                                             3,851,152
--------------------------------------------------------------------------------------
FOOD - 4.3%
Dole Food Company, Inc.(1)                                   95,800          1,568,725
Fresh Del Monte Produce, Inc.                               541,500          2,402,906
--------------------------------------------------------------------------------------
                                                                             3,971,631
--------------------------------------------------------------------------------------
GOLD MINING - 0.0%
Consolidated African Mines, Ltd.                   SAR      365,700             18,357
--------------------------------------------------------------------------------------
                                                                                18,357
--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATION - 0.0%
PacifiCare Health Systems, Inc.                                 900             13,500
--------------------------------------------------------------------------------------
                                                                                13,500
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 1.0%
Pediatrix Medical Group, Inc.                                38,400            924,000
--------------------------------------------------------------------------------------
                                                                               924,000
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.0%
Commtouch Software, Ltd.                                      3,800             14,725
Cyber-Care, Inc.                                              7,300             15,512
F5 Networks, Inc.                                               900              8,550
--------------------------------------------------------------------------------------
                                                                                38,787
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 2000                 FOREIGN CURRENCY(2)         SHARES       VALUE
--------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 0.0%
Stilwell Financial, Inc.(1)                                   1,000   $         39,438
--------------------------------------------------------------------------------------
                                                                                39,438
--------------------------------------------------------------------------------------
MANUFACTURING - 0.5%
Zoltek Companies, Inc.                                      146,300            475,475
--------------------------------------------------------------------------------------
                                                                               475,475
--------------------------------------------------------------------------------------
MEDIA - 4.1%
Metromedia International Group, Inc.                      1,194,100          3,104,660
The News Corporation, Ltd., ADR(1),(3)                       20,000            645,000
--------------------------------------------------------------------------------------
                                                                             3,749,660
--------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 0.2%
Ventana Medical Systems, Inc.                                 9,200            170,200
--------------------------------------------------------------------------------------
                                                                               170,200
--------------------------------------------------------------------------------------
NICKEL MINING - 0.9%
Inco, Ltd.                                         CAD       40,000            668,438
Inco, Ltd.                                                   10,000            167,600
--------------------------------------------------------------------------------------
                                                                               836,038
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 3.6%
Abitibi-Consolidated, Inc.(1)                      CAD      200,000          1,837,538
Canfor Corporation(1)                              CAD      158,000          1,041,405
Domtar, Inc.(1)                                    CAD       50,000            451,062
--------------------------------------------------------------------------------------
                                                                             3,330,005
--------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 1.7%
African Minerals, Ltd.(4),(5)                               698,422            931,206
Cominco, Ltd.(1)                                             40,000            667,106
--------------------------------------------------------------------------------------
                                                                             1,598,312
--------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 2.3%
Hollinger Canadian Newspapers, Ltd.(1)             CAD      501,900          1,603,931
Hollinger International, Inc., Class A(1)                    30,800            488,950
--------------------------------------------------------------------------------------
                                                                             2,092,881
--------------------------------------------------------------------------------------
REAL ESTATE - 5.8%
Atlantic Gulf Communities Corporation                       638,130             31,906
Brookfield Properties Corporation(1)                        298,000          5,252,250
--------------------------------------------------------------------------------------
                                                                             5,284,156
--------------------------------------------------------------------------------------
R.E.I.T. - 0.1%
First Industrial Realty Trust, Inc.(1)                        2,000             68,000
--------------------------------------------------------------------------------------
                                                                                68,000
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 0.8%
Applied Materials, Inc.                                      20,000            763,750
--------------------------------------------------------------------------------------
                                                                               763,750
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.2%
SBC Communications, Inc.(1)                                  11,500            549,125
WorldCom, Inc.                                              300,000          4,218,750
--------------------------------------------------------------------------------------
                                                                             4,767,875
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.0%
Copper Mountain Networks, Inc.                                  100                591
--------------------------------------------------------------------------------------
                                                                                   591
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.2%
TALK.com, Inc.                                               21,900             31,481
Verizon Communications(1)                                     2,438            122,205
--------------------------------------------------------------------------------------
                                                                               153,686
--------------------------------------------------------------------------------------
TOBACCO - 0.5%
Philip Morris Companies, Inc.(1)                             11,200            492,800
--------------------------------------------------------------------------------------
                                                                               492,800
--------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 1.7%
China Yuchai International, Ltd.                          1,430,000          1,519,375
--------------------------------------------------------------------------------------
                                                                             1,519,375
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $96,214,144)                                      87,414,427
--------------------------------------------------------------------------------------
                                                              SHARES       VALUE
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 1.0%
--------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B             206,778            865,883
--------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,042,967)                           865,883
--------------------------------------------------------------------------------------
                                                           WARRANTS        VALUE
--------------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
     Strike 5.75, Expire 06/23/04(6)                        413,556             16,542
PT Apac Centertex Corporation, Strike
     IDR 1,000, Expire 07/14/01(6)                 IDR    2,700,000             13,953
--------------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $167,389)                                                  30,495
--------------------------------------------------------------------------------------
                                                            OPTIONS        VALUE
--------------------------------------------------------------------------------------
OPTIONS - 0.0%
--------------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd.,
     Strike SAR 6,000, Expire 07/31/01(6)          SAR        9,900              1,504
Normandy Mining, Ltd., Strike AUD
     2.50, Expire 04/30/01(6)                      AUD    1,673,426              5,114
--------------------------------------------------------------------------------------
TOTAL OPTIONS (Cost $43,533)                                                     6,618
--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.6%
--------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                               3,508,163
Temporary Investment Fund                                                    3,508,163
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $7,016,326)                               7,016,326
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 103.7% (Cost $105,484,359)                              95,333,749
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS FOR SECURITIES SOLD SHORT - 4.4%                       4,052,628
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (4.4%)  (Proceeds $16,290,012)                      (4,055,401)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (3.7%)                                             (3,412,164)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $     91,918,812
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

SCHEDULE OF SECURITIES SOLD SHORT -- THE CONTRARIAN FUND-TM-

DECEMBER 31, 2000                                             SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 4.4%
--------------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.0%
AgriBioTech, Inc.                                            44,700   $             45
--------------------------------------------------------------------------------------
                                                                                    45
--------------------------------------------------------------------------------------
BATTERIES - 0.1%
Valence Technology, Inc.                                      5,900             54,944
--------------------------------------------------------------------------------------
                                                                                54,944
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.1%
The Source Information Management Company                    22,900             85,875
--------------------------------------------------------------------------------------
                                                                                85,875
--------------------------------------------------------------------------------------
COMPUTER SERVICES - 0.8%
Ceridian Corporation                                          1,500             29,906
Intelligroup, Inc.                                           27,800             24,325
Sapient Corporation                                          49,600            592,100
SeraNova, Inc.                                               27,800             62,550
--------------------------------------------------------------------------------------
                                                                               708,881
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.1%
Diversinet Corporation                                       42,200             94,950
--------------------------------------------------------------------------------------
                                                                                94,950
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.6%
Open Text Corporation                                        26,400            556,050
QuadraMed Corporation                                        42,700             34,694
--------------------------------------------------------------------------------------
                                                                               590,744
--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.2%
Action Performance Companies, Inc.                           54,900            130,388
Dillard's, Inc., Class A                                      1,000             11,812
Linens 'n Things, Inc.                                          200              5,525
The Gap, Inc.                                                 1,100             28,050
--------------------------------------------------------------------------------------
                                                                               175,775
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.5%
ACT Manufacturing, Inc.                                       1,900             29,925
Solectron Corporation                                        13,770            466,803
Symbol Technologies, Inc.                                       200              7,200
--------------------------------------------------------------------------------------
                                                                               503,928
--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.1%
Southwest Securities Group, Inc.                              2,090             54,079
--------------------------------------------------------------------------------------
                                                                                54,079
--------------------------------------------------------------------------------------
FOOD - 0.1%
Koninklijke Numico NV                                         1,312             66,022
--------------------------------------------------------------------------------------
                                                                                66,022
--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.0%
PacifiCare Health Systems, Inc.                               1,600             24,000
--------------------------------------------------------------------------------------
                                                                                24,000
--------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 1.0%
Pediatrix Medical Group, Inc.                                38,400            924,000
--------------------------------------------------------------------------------------
                                                                               924,000
--------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.0%
Commtouch Software, Ltd.                                      3,800             14,725
Cyber-Care, Inc.                                              7,300             15,512
F5 Networks, Inc.                                               900              8,550
--------------------------------------------------------------------------------------
                                                                                38,787
--------------------------------------------------------------------------------------
MANUFACTURING - 0.5%
Zoltek Companies, Inc.                                      146,300            475,475
--------------------------------------------------------------------------------------
                                                                               475,475
--------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 0.2%
Sunrise Technologies International, Inc.                      7,900             14,072
Ventana Medical Systems, Inc.                                 9,200            170,200
--------------------------------------------------------------------------------------
                                                                               184,272
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 0.0%
EMCORE Corporation                                              100              4,700
--------------------------------------------------------------------------------------
                                                                                 4,700
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.0%
Copper Mountain Networks, Inc.                                  100                591
Proxim, Inc.                                                    200              8,600
--------------------------------------------------------------------------------------
                                                                                 9,191
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.1%
MasTec, Inc.                                                  1,400             28,000
SmarTalk TeleServices, Inc.                                  50,400                252
TALK.com, Inc.                                               21,900             31,481
--------------------------------------------------------------------------------------
                                                                                59,733
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $16,290,012)                    $      4,055,401
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- GLOBAL NATURAL RESOURCES FUND

DECEMBER 31, 2000                        FOREIGN CURRENCY(2)  SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 87.5%
--------------------------------------------------------------------------------------
ALUMINUM - 3.0%
Kaiser Aluminum Corporation                                 117,500   $        433,281
MAXXAM, Inc.                                                 29,900            454,106
--------------------------------------------------------------------------------------
                                                                               887,387
--------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 2.2%
Sherritt International Corporation(1)              CAD      225,000            651,627
--------------------------------------------------------------------------------------
                                                                               651,627
--------------------------------------------------------------------------------------
ENERGY - 44.9%
Anderson Exploration, Ltd.                         CAD       54,700          1,240,028
Benson Petroleum, Ltd.                             CAD      579,100            840,499
Cypress Energy, Inc., Class A                      CAD       40,000            259,652
Elk Point Resources, Inc.                          CAD      225,100            599,463
Encal Energy, Ltd.                                 CAD      100,500            712,595
Hugoton Royalty Trust(1)                                     79,500          1,202,438
Ocean Energy, Inc.(1)                                        30,000            521,250
Oiltec Resources, Ltd., 144A(7)                    CAD    1,730,000          1,474,291
PYR Energy Corporation                                      200,000          1,737,500
Richland Petroleum Corporation                     CAD      398,000          1,020,166
St. Mary Land & Exploration Company(1)                       29,800            992,713
Talisman Energy, Inc.                              CAD       30,000          1,111,511
Vermilion Resources, Ltd.                          CAD      275,000          1,464,704
--------------------------------------------------------------------------------------
                                                                            13,176,810
--------------------------------------------------------------------------------------
ENERGY SERVICES - 14.1%
Bowridge Resource Group, Inc.                      CAD      361,000            180,258
Command Drilling, Inc.                             CAD      500,000            549,264
El Paso Energy Corporation(1)                                20,000          1,432,500
Ensign Resource Service Group, Inc.(1)             CAD       15,000            554,257
Precision Drilling Corporation                     CAD       10,000            374,498
Shaw Industries, Ltd., Class A(1)                  CAD      100,000          1,061,910
--------------------------------------------------------------------------------------
                                                                             4,152,687
--------------------------------------------------------------------------------------
FOOD - 4.1%
Fresh Del Monte Produce, Inc.                               269,500          1,195,906
--------------------------------------------------------------------------------------
                                                                             1,195,906
--------------------------------------------------------------------------------------
MANUFACTURING - 0.5%
Tubos de Acero de Mexico S.A. ADR(1),(3)                     10,300            147,290
--------------------------------------------------------------------------------------
                                                                               147,290
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 6.2%
Canfor Corporation(1)                              CAD      220,000          1,450,057
Domtar, Inc.(1)                                    CAD       40,000            360,850
--------------------------------------------------------------------------------------
                                                                             1,810,907
--------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 2.7%
African Minerals, Ltd.(4),(5)                               203,624            271,492
Impala Platinum Holdings, Ltd.(1)                  SAR       10,000            509,642
--------------------------------------------------------------------------------------
                                                                               781,134
--------------------------------------------------------------------------------------
REAL ESTATE - 9.8%
Brookfield Properties Corporation(1)                         91,176          1,606,977
Dundee Realty Corporation                          CAD    1,258,600          1,273,675
--------------------------------------------------------------------------------------
                                                                             2,880,652
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $24,445,604)                                $     25,684,400
--------------------------------------------------------------------------------------
WARRANTS - 0.8%
--------------------------------------------------------------------------------------
Command Drilling, Inc., Strike CAD
     $2.50, Expires 06/29/01(6)                    CAD      250,000             18,309
PYR Energy Corporation, Strike $4.80,
     Expires 07/31/03(4),(6)                                 40,000            222,462
--------------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $79,872)                                                  240,771
--------------------------------------------------------------------------------------
                                                         VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 14.2%
--------------------------------------------------------------------------------------
PNC Bank Money Market Account                                                1,252,757
Temporary Investment Cash Fund                                               1,458,328
Temporary Investment Fund                                                    1,458,328
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $4,169,413)                               4,169,413
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.5% (Cost $28,694,889)                               30,094,584
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (2.5%)                                               (724,080)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $     29,370,504
--------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS
SCHEDULE OF INVESTMENTS -- PARTNERS FUND

DECEMBER 31, 2000             FOREIGN CURRENCY(2)             SHARES       VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 96.0%
--------------------------------------------------------------------------------------
ALUMINUM - 0.3%
MAXXAM, Inc.                                                  4,900   $         74,419
--------------------------------------------------------------------------------------
                                                                                74,419
--------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 4.8%
UnitedGlobalCom, Inc., Class A                              100,000          1,362,500
--------------------------------------------------------------------------------------
                                                                             1,362,500
--------------------------------------------------------------------------------------
CLOSED END FUNDS - 1.5%
The Cathay Investment Fund, Ltd.(4)                HKD      525,000            416,942
--------------------------------------------------------------------------------------
                                                                               416,942
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.0%
Activision, Inc.                                             30,000            453,750
The 3DO Company                                             530,700          1,393,087
THQ, Inc.                                                    40,000            975,000
--------------------------------------------------------------------------------------
                                                                             2,821,837
--------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 13.2%
Meritage Corporation                                        101,000          3,737,000
--------------------------------------------------------------------------------------
                                                                             3,737,000
--------------------------------------------------------------------------------------
ENERGY - 14.2%
Alliance Energy, Inc., 144A(7)                     CAD    1,421,000          1,069,054
Best Pacific Resources, Ltd.                       CAD    1,500,000            908,782
Cypress Energy, Inc., Class A                      CAD      115,000            746,500
Oiltec Resources, Ltd., 144A(7)                    CAD    1,536,400          1,309,307
--------------------------------------------------------------------------------------
                                                                             4,033,643
--------------------------------------------------------------------------------------
ENERGY SERVICES - 4.2%
Bowridge Resource Group, Inc.                      CAD    1,700,000            848,863
Northstar Drilling Systems, Inc.                   CAD      600,000            337,548
--------------------------------------------------------------------------------------
                                                                             1,186,411
--------------------------------------------------------------------------------------
ENTERTAINMENT - 2.3%
Magna Entertainment Corporation, Class A                    135,000            641,250
--------------------------------------------------------------------------------------
                                                                               641,250
--------------------------------------------------------------------------------------
FOOD - 10.5%
Dole Food Company, Inc.(1)                                   85,000          1,391,875
Fresh Del Monte Produce, Inc.                               354,200          1,571,762
--------------------------------------------------------------------------------------
                                                                             2,963,637
--------------------------------------------------------------------------------------
MANUFACTURING - 3.3%
Intertape Polymer Group, Inc.(1)                            130,000            950,625
--------------------------------------------------------------------------------------
                                                                               950,625
--------------------------------------------------------------------------------------
MEDIA - 4.7%
Metromedia International Group, Inc.                        510,100          1,326,260
--------------------------------------------------------------------------------------
                                                                             1,326,260
--------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 0.7%
Adaptec, Inc.                                                20,000            205,000
--------------------------------------------------------------------------------------
                                                                               205,000
--------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 2.6%
Hollinger Canadian Newspapers, Ltd.(1)             CAD      204,500            653,524
Hollinger International, Inc.(1)                              4,800             76,200
--------------------------------------------------------------------------------------
                                                                               729,724
--------------------------------------------------------------------------------------
REAL ESTATE - 9.9%
Brookfield Properties Corporation(1)                        122,010          2,150,426
Dundee Realty Corporation                          CAD      648,900            656,672
--------------------------------------------------------------------------------------
                                                                             2,807,098
--------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 2.8%
Oak Technology, Inc.                                         90,000            781,875
--------------------------------------------------------------------------------------
                                                                               781,875
--------------------------------------------------------------------------------------
STEEL - 1.8%
IPSCO, Inc.(1)                                     CAD       56,328            511,899
--------------------------------------------------------------------------------------
                                                                               511,899
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.5%
Inter-Tel, Inc.(1)                                           20,000            153,750
--------------------------------------------------------------------------------------
                                                                               153,750
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.4%
Motient Corporation                                         140,000            560,000
WorldPort Communications, Inc.                              289,300            967,347
--------------------------------------------------------------------------------------
                                                                             1,527,347
--------------------------------------------------------------------------------------
TRANSPORTATION - 3.1%
Transportacion Maritima Mexicana SA de CV(3)                 80,000            880,000
--------------------------------------------------------------------------------------
                                                                               880,000
--------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 0.2%
China Yuchai International, Ltd.                             48,200             51,213
--------------------------------------------------------------------------------------
                                                                                51,213
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $24,552,275)                                      27,162,430
--------------------------------------------------------------------------------------
                                                                           VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 19.5%
--------------------------------------------------------------------------------------
PNC Bank Money Market Account                                                2,717,201
Temporary Investment Cash Fund                                               1,398,678
Temporary Investment Fund                                                    1,398,678
--------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $5,514,557)                               5,514,557
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 115.5% (Cost $30,066,832)                               32,676,987
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (15.5%)                                            (4,380,317)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                             $     28,296,670
--------------------------------------------------------------------------------------

(1)  Income producing security

(2) Foreign denominated security; AUD-Australian Dollar, CAD-Canadian Dollar GBP-British Pound, HKD-Hong Kong Dollar, IDR-Indonesian Rupiah, SAR-South African Rand

(3)  ADR-American Depository Receipt; GDR-Global Depository Receipt

(4)  Fair-Value Security. See 1.a in Notes to Financial Statements

(5)  Restricted Security. See 4.e in Notes to Financial Statements

(6)  See 4.f in Notes to Financial Statements

(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers

(8)  See 5 in Notes to Financial Statements

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

STATEMENT OF ASSETS & LIABILITIES

AS OF DECEMBER 31, 2000                                                           AGGRESSIVE      DIVERSIFIED         EMERGING
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                       GROWTH           GROWTH           GROWTH
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                               $209,398         $667,686       $4,921,346
Deposits with brokers for securities sold short                                            -                -                -
Cash, or cash equivalents                                                                  -                -                -
Receivable for investments sold                                                            -           27,066           21,550
Receivable for fund shares subscribed                                                 10,793           50,184           16,358
Dividends/interest receivable                                                             98              199            2,373
Prepaid expenses                                                                           -                6               51
Other receivables                                                                         72              181            1,844
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         220,361          745,322        4,963,522
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Securities sold short/short call options                                                   -                -                -
Collateral on securities loaned, at value                                             37,449          123,609          928,879
Payable for investments purchased                                                        333           34,371            8,488
Payable for fund shares redeemed                                                       1,065           18,313          151,933
Payable to adviser                                                                       150              448            3,425
Payable to distributor                                                                    37              112              856
Accrued expenses/other liabilities                                                       176              581            2,913
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     39,210          177,434        1,096,494
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $181,151         $567,888       $3,867,028
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                      225,468          745,153        4,010,408
Accumulated undistributed net investment income/(loss)                                     -              (29)               -
Accumulated net realized gain/(loss) from investments and from securities
     sold short, and foreign currency transactions                                   (19,622)         (79,124)        (303,562)
Net unrealized appreciation/(depreciation) on investments and on securities
     sold short, and translation of assets and liablities in foreign currencies      (24,695)         (98,112)         160,182
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $181,151         $567,888       $3,867,028
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $234,093         $765,809       $4,761,164
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                        -                -                -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                              -                -                -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                              $8.22           $22.83           $44.02
Net assets                                                                      $181,150,572     $567,887,560   $3,867,027,591
Shares of beneficial interest outstanding with no par value                       22,028,609       24,876,581       87,851,155
------------------------------------------------------------------------------------------------------------------------------------

       The accompanying notes are an ingegral part of these financial statements

                                                                                        THE
AS OF DECEMBER 31, 2000                                                          INFORMATION      RS INTERNET         MICROCAP
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                     AGE FUND     AGE FUND-TM-           GROWTH
                                                                          -Registered Trademark-
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                               $204,339         $128,580         $132,606
Deposits with brokers for securities sold short                                            -                -                -
Cash, or cash equivalents                                                                  -            2,124                -
Receivable for investments sold                                                            -              261              728
Receivable for fund shares subscribed                                                    755              182            1,158
Dividends/interest receivable                                                            182               35               44
Prepaid expenses                                                                           4                2                1
Other receivables                                                                          -               58               60
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         205,280          131,242          134,597
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Securities sold short/short call options                                                   -                -                -
Collateral on securities loaned, at value                                                  -           26,172           26,320
Payable for investments purchased                                                          -            2,205              960
Payable for fund shares redeemed                                                       3,065            2,275              756
Payable to adviser                                                                       191              119              111
Payable to distributor                                                                    48               24               22
Accrued expenses/other liabilities                                                       156              166               79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      3,460           30,961           28,248
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $201,820         $100,281         $106,349
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                      169,698          228,228           78,797
Accumulated undistributed net investment income/(loss)                                     -              (15)             (24)
Accumulated net realized gain/(loss) from investments and from securities
     sold short, and foreign currency transactions                                     1,694          (84,377)          (1,116)
Net unrealized appreciation/(depreciation) on investments and on securities
     sold short, and translation of assets and liablities in foreign currencies       30,428          (43,555)          28,692
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $201,820         $100,281         $106,349
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $173,911         $172,136         $103,914
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                        -                -                -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                              -                -                -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                             $19.01            $6.53           $20.69
Net assets                                                                      $201,819,720     $100,281,283     $106,348,807
Shares of beneficial interest outstanding with no par value                       10,617,395       15,357,405        5,139,868
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           THE
AS OF DECEMBER 31, 2000                                                               MIDCAP          VALUE +       CONTRARIAN
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                OPPORTUNITIES           GROWTH         FUND-TM-
------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                               $252,615         $492,052          $95,334
Deposits with brokers for securities sold short                                            -                -            4,053
Cash, or cash equivalents                                                                104                -                -
Receivable for investments sold                                                        3,836                -            1,914
Receivable for fund shares subscribed                                                    850              462               18
Dividends/interest receivable                                                            482              180              169
Prepaid expenses                                                                           3                8                1
Other receivables                                                                         80                -            1,385
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         257,970          492,702          102,874
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Securities sold short/short call options                                                  95                -            4,055
Collateral on securities loaned, at value                                             48,025                -                -
Payable for investments purchased                                                     10,159                -            5,981
Payable for fund shares redeemed                                                       1,461            9,733              713
Payable to adviser                                                                       166              407              114
Payable to distributor                                                                    41              102               19
Accrued expenses/other liabilities                                                       108              266               73
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     60,055           10,508           10,955
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $197,915         $482,194          $91,919
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                      198,904          268,633          235,489
Accumulated undistributed net investment income/(loss)                                     -                -               31
Accumulated net realized gain/(loss) from investments and from securities
     sold short, and foreign currency transactions                                   (13,207)          (6,930)        (145,692)
Net unrealized appreciation/(depreciation) on investments and on securities
     sold short, and translation of assets and liablities in foreign currencies       12,218          220,491            2,091
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $197,915         $482,194          $91,919
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $240,407         $271,561         $105,484
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                        -                -          $16,290
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                           $104                -                -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                             $11.65           $24.62           $11.03
Net assets                                                                      $197,915,167     $482,194,363      $91,918,812
Shares of beneficial interest outstanding with no par value                       16,982,387       19,588,253        8,333,613
------------------------------------------------------------------------------------------------------------------------------

                                                                                      GLOBAL
AS OF DECEMBER 31, 2000                                                              NATURAL
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                     RESOURCES        PARTNERS
-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value                                                                $30,095          $32,677
Deposits with brokers for securities sold short                                            -                -
Cash, or cash equivalents                                                                  -                -
Receivable for investments sold                                                        2,020              164
Receivable for fund shares subscribed                                                    188              153
Dividends/interest receivable                                                             61               60
Prepaid expenses                                                                           -                -
Other receivables                                                                          -                -
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          32,364           33,054
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Securities sold short/short call options                                                   -                -
Collateral on securities loaned, at value                                                  -                -
Payable for investments purchased                                                      2,850            4,671
Payable for fund shares redeemed                                                          83               14
Payable to adviser                                                                        23               34
Payable to distributor                                                                     6                6
Accrued expenses/other liabilities                                                        31               32
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      2,993            4,757
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                     $29,371          $28,297
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                       45,740           24,451
Accumulated undistributed net investment income/(loss)                                     -               62
Accumulated net realized gain/(loss) from investments and from securities
     sold short, and foreign currency transactions                                   (17,778)           1,174
Net unrealized appreciation/(depreciation) on investments and on securities
     sold short, and translation of assets and liablities in foreign currencies        1,409            2,610
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                     $29,371          $28,297
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                 $28,695          $30,067
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                        -                -
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                              -                -
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                             $11.49           $15.72
Net assets                                                                       $29,370,504      $28,296,670
Shares of beneficial interest outstanding with no par value                        2,556,729        1,800,373
-------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2000                                             AGGRESSIVE     DIVERSIFIED          EMERGING
(ALL NUMBERS IN THOUSANDS)                                                            GROWTH*          GROWTH            GROWTH
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                 $650          $1,399           $22,991
Dividends                                                                                  47           1,684               844
Withholding taxes on foreign dividends                                                    (1)               -              (12)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                   696           3,083            23,823
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                1,060           6,219            50,738
Distribution fees                                                                         265           1,555            12,685
Transfer agent fees                                                                       112           1,140             6,636
Dividend expense for securities sold short                                                  -               -                 -
Custodian fees                                                                             10             142               430
Accounting/administrative service fees                                                    123             647             2,191
Shareholder reports                                                                        46             180             1,760
Professional fees                                                                          27              55               469
Registration fees                                                                         103             225             1,001
Interest expense                                                                            9             109                 -
Trustees' fees and expenses                                                                 4              15               125
Other expense                                                                               3              13               103
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          1,762          10,300            76,138
Less:  Expense waiver by adviser                                                            -               -                 -
Expense offsets and other waivers                                                       (210)           (940)          (10,557)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                     1,552           9,360            65,581
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                            (856)         (6,277)          (41,758)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions          (19,622)        (78,159)         (286,610)
Net realized gain/(loss) from securities sold short                                         -           (378)                 -
Net change in unrealized appreciation/depreciation on investments and on
translation on assets and liabilities in foreign currency                            (24,695)       (180,134)       (1,322,782)
Net change in unrealized appreciation/depreciation on securities sold short                 -               -                 -
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                             (44,317)       (258,671)       (1,609,392)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     ($45,173)      ($264,948)      ($1,651,150)
------------------------------------------------------------------------------------------------------------------------------------

*Investment operations commenced on May 1, 2000.


    The accompanying notes are an integral part of these financial statements.

                                                                                         THE
FOR THE PERIOD ENDED DECEMBER 31, 2000                                            INFORMATION        RS INTERNET        MICROCAP
(ALL NUMBERS IN THOUSANDS)                                                           AGE FUND       AGE FUND-TM-          GROWTH
                                                                        -Registered Trademark-
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                 $883            $528              $268
Dividends                                                                                 244               -                53
Withholding taxes on foreign dividends                                                   (22)               -                 -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 1,105             528               321
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                3,507           2,477             1,603
Distribution fees                                                                         877             495               304
Transfer agent fees                                                                       318             480               149
Dividend expense for securities sold short                                                  -               -                 -
Custodian fees                                                                             38              43                35
Accounting/administrative service fees                                                    399             232               145
Shareholder reports                                                                       130              65                56
Professional fees                                                                          24              28                 5
Registration fees                                                                          48             117                41
Interest expense                                                                           26               7                 1
Trustees' fees and expenses                                                                 8               6                 2
Other expense                                                                              12              23                 5
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          5,387           3,973             2,346
Less:  Expense waiver by adviser                                                            -               -               (3)
Expense offsets and other waivers                                                         (2)           (441)             (309)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                     5,385           3,532             2,034
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                          (4,280)         (3,004)           (1,713)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions            59,821        (86,077)            16,828
Net realized gain/(loss) from securities sold short                                         -           1,869                 -
Net change in unrealized appreciation/depreciation on investments and on
translation on assets and liabilities in foreign currency                           (182,960)        (54,394)          (10,973)
Net change in unrealized appreciation/depreciation on securities sold short                 -               -                 -
-------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                            (123,139)       (138,602)             5,855
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    ($127,419)      ($141,606)            $4,142
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            THE
FOR THE PERIOD ENDED DECEMBER 31, 2000                                                 MIDCAP         VALUE +        CONTRARIAN
(ALL NUMBERS IN THOUSANDS)                                                      OPPORTUNITIES          GROWTH          FUND-TM-
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                               $1,580            $474              $685
Dividends                                                                               1,350           2,432             1,920
Withholding taxes on foreign dividends                                                      -               -             (210)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 2,930           2,906             2,395
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                2,343           6,114             1,488
Distribution fees                                                                         586           1,528               248
Transfer agent fees                                                                       203             549               172
Dividend expense for securities sold short                                                  -               -                 7
Custodian fees                                                                             28              57                54
Accounting/administrative service fees                                                    273             637               119
Shareholder reports                                                                       190             282                54
Professional fees                                                                          17              14                 9
Registration fees                                                                          46              67                40
Interest expense                                                                            8              51                30
Trustees' fees and expenses                                                                 5              11                 2
Other expense                                                                              11              34                 7
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          3,710           9,344             2,230
Less:  Expense waiver by adviser                                                            -               -                 -
Expense offsets and other waivers                                                       (449)               -              (24)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                     3,261           9,344             2,206
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                            (331)         (6,438)               189
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions            18,713          45,020           (7,283)
Net realized gain/(loss) from securities sold short                                       406               -             3,850
Net change in unrealized appreciation/depreciation on investments and on
translation on assets and liabilities in foreign currency                            (37,101)        (99,351)            13,629
Net change in unrealized appreciation/depreciation on securities sold short                 9               -           (1,740)
-------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                             (17,973)        (54,331)             8,456
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     ($18,304)       ($60,769)            $8,645
-------------------------------------------------------------------------------------------------------------------------------


                                                                                       GLOBAL
FOR THE PERIOD ENDED DECEMBER 31, 2000                                                NATURAL
(ALL NUMBERS IN THOUSANDS)                                                          RESOURCES        PARTNERS
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Interest                                                                                  $74            $110
Dividends                                                                                 344             558
Withholding taxes on foreign dividends                                                   (22)            (79)
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                   396             589
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                  319             292
Distribution fees                                                                          68              56
Transfer agent fees                                                                        83              73
Dividend expense for securities sold short                                                  -               -
Custodian fees                                                                             11               7
Accounting/administrative service fees                                                     34              28
Shareholder reports                                                                        13              13
Professional fees                                                                           3               2
Registration fees                                                                          24              19
Interest expense                                                                           14               5
Trustees' fees and expenses                                                                 1               -
Other expense                                                                               2               2
-------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                            572             497
Less:  Expense waiver by adviser                                                          (5)            (50)
Expense offsets and other waivers                                                        (26)            (21)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                       541             426
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                            (145)             163
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESMENTS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions             3,833           3,213
Net realized gain/(loss) from securities sold short                                         -               -
Net change in unrealized appreciation/depreciation on investments and on
translation on assets and liabilities in foreign currency                               2,478           2,500
Net change in unrealized appreciation/depreciation on securities sold short                 -               -
-------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                                6,311           5,713
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $6,166          $5,876
-------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

                                                                                AGGRESSIVE GROWTH           DIVERSIFIED GROWTH
                                                                                -----------------    ------------------------------
                                                                                       FOR THE              FOR THE         FOR THE
                                                                                  PERIOD ENDED           YEAR ENDED      YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                      DEC. 31, 2000*        DEC. 31, 2000   DEC. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            ($856)             ($6,277)         ($1,531)
Net realized gain/(loss) from investments and foreign currency transactions           (19,622)             (78,159)           56,134
Net realized gain/(loss) from securities sold short                                          -                (378)            (771)
Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                     (24,695)            (180,134)           72,978
Net change in unrealized appreciation/depreciation on securities sold short                 -                     -              113
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (45,173)            (264,948)          126,923
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        -                    -                -
Realized gain on investments and securities sold short                                       -             (27,662)         (32,715)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                          -             (27,662)         (32,715)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions        226,324              555,752          140,380

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                226,324              555,752          140,380
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                  181,151              263,142          234,588
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                          -              304,746           70,158
End of Period                                                                         $181,151             $567,888         $304,746
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                            -                 (29)             (67)
------------------------------------------------------------------------------------------------------------------------------------

*Investment operations commenced on May 1, 2000.
**Investment operations commenced on December 1, 1999.

      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

                                                                                          EMERGING GROWTH
                                                                                -----------------------------------
                                                                                       FOR THE              FOR THE
                                                                                    YEAR ENDED           YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                       DEC. 31, 2000        DEC. 31, 1999
-------------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         ($41,758)            ($14,425)
Net realized gain/(loss) from investments and foreign currency transactions          (286,610)              317,152
Net realized gain/(loss) from securities sold short                                          -                    -
Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                  (1,322,782)            1,365,258
Net change in unrealized appreciation/depreciation on securities sold short                  -                    -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (1,651,150)            1,667,985
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        -                    -
Realized gain on investments and securities sold short                               (124,948)            (166,209)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                  (124,948)            (166,209)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions      2,063,506            1,673,408

-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              2,063,506            1,673,408
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                  287,408            3,175,184
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                  3,579,620              404,436
End of Period                                                                       $3,867,028           $3,579,620
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                            -              (1,505)
-------------------------------------------------------------------------------------------------------------------

                                                                                 THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
                                                                                 ----------------------------------------------
                                                                                             FOR THE                    FOR THE
                                                                                          YEAR ENDED               PERIOD ENDED
(ALL NUMBERS IN THOUSANDS)                                                             DEC. 31, 2000              DEC. 31, 1999
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                ($4,280)                   ($3,155)
Net realized gain/(loss) from investments and foreign currency transactions                   59,821                     35,799
Net realized gain/(loss) from securities sold short                                                -                          -
Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                          (182,960)                    157,859
Net change in unrealized appreciation/depreciation on securities sold short                        -                          -
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            (127,419)                    190,503
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              -                          -
Realized gain on investments and securities sold short                                      (40,329)                   (33,195)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                         (40,329)                   (33,195)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions               14,932                     37,596

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                       14,932                     37,596
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                      (152,816)                    194,904
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                          354,636                    159,732
End of Period                                                                               $201,820                   $354,636
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                  -                       (48)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      RS INTERNET AGE FUND-TM-
                                                                                  --------------------------------

                                                                                        FOR THE            FOR THE
                                                                                     YEAR ENDED         YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                        DEC. 31, 2000    DEC. 31, 1999**
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           ($3,004)              ($74)
Net realized gain/(loss) from investments and foreign currency transactions            (86,077)              (169)
Net realized gain/(loss) from securities sold short                                       1,869                  -
Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                      (54,394)             10,839
Net change in unrealized appreciation/depreciation on securities sold short                   -                  -
------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (141,606)             10,596
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         -                  -
Realized gain on investments and securities sold short                                        -                  -
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           -                  -
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions         138,302             92,989

------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                 138,302             92,989
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                   (3,304)            103,585
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                     103,585                  -
End of Period                                                                          $100,281           $103,585
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                          (15)                  -
------------------------------------------------------------------------------------------------------------------

                                                                                         MICROCAP GROWTH
                                                                                  --------------------------------
                                                                                        FOR THE            FOR THE
                                                                                     YEAR ENDED         YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                        DEC. 31, 2000      DEC. 31, 1999
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           ($1,713)           ($1,413)
Net realized gain/(loss) from investments and foreign currency transactions             16,828              12,030
Net realized gain/(loss) from securities sold short                                           -                  -
Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                      (10,973)             27,658
Net change in unrealized appreciation/depreciation on securities sold short                   -                  -
------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           4,142             38,275
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         -                  -
Realized gain on investments and securities sold short                                 (11,793)                  -
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                    (11,793)                  -
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions          10,688           (30,250)

------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                  10,688           (30,250)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                     3,037              8,025
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                     103,312             95,287
End of Period                                                                          $106,349           $103,312
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                          (24)               (25)
------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

                                                                                                      MIDCAP OPPORTUNITIES
                                                                                               -------------------------------
                                                                                                      FOR THE          FOR THE
                                                                                                   YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                      DEC. 31, 2000    DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                           ($331)             $581
Net realized gain/(loss) from investments and foreign currency transactions                            18,713           71,193
Net realized gain/(loss) from securities and options sold short                                           406            2,907
Net change in unrealized appreciation/(depreciation) on investments and
     on translation of assets and liabilities in foreign currency                                    (37,101)           10,718
Net change in unrealized appreciation/(depreciation) on securities and options sold short                   9             (81)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (18,304)           85,318
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   (255)            (658)
Realized gain on investments and securities sold short                                               (42,509)         (54,894)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                  (42,764)         (55,552)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                        32,454           10,611

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                32,454           10,611
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                                (28,614)           40,377
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                   226,529          186,152
End of Period                                                                                        $197,915         $226,529
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                           -              249
------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                                                                         VALUE + GROWTH
                                                                                                ------------------------------
                                                                                                      FOR THE          FOR THE
                                                                                                   YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                      DEC. 31, 2000    DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                         ($6,438)         ($7,895)
Net realized gain/(loss) from investments and foreign currency transactions                            45,020           66,300
Net realized gain/(loss) from securities and options sold short                                             -                -
Net change in unrealized appreciation/(depreciation) on investments and
     on translation of assets and liabilities in foreign currency                                    (99,351)          106,621
Net change in unrealized appreciation/(depreciation) on securities and options sold short                   -                -
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (60,769)          165,026
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                       -                -
Realized gain on investments and securities sold short                                               (42,721)         (55,449)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                  (42,721)         (55,449)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                      (88,216)        (114,762)

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                              (88,216)        (114,762)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                               (191,706)          (5,185)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                   673,900          679,085
End of Period                                                                                        $482,194         $673,900
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                           -                -
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THE CONTRARIAN FUND-TM-
                                                                                               -------------------------------
                                                                                                      FOR THE          FOR THE
                                                                                                   YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                      DEC. 31, 2000    DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                             $189         ($1,468)
Net realized gain/(loss) from investments and foreign currency transactions                           (7,283)         (90,745)
Net realized gain/(loss) from securities and options sold short                                         3,850            3,838
Net change in unrealized appreciation/(depreciation) on investments and
     on translation of assets and liabilities in foreign currency                                      13,629          132,093
Net change in unrealized appreciation/(depreciation) on securities and options sold short             (1,740)          (4,276)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         8,645           39,442
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                       -                -
Realized gain on investments and securities sold short                                                      -                -
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                         -                -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                      (32,637)         (48,766)

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                              (32,637)         (48,766)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                                (23,992)          (9,324)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                   115,911          125,235
End of Period                                                                                         $91,919         $115,911
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                          31             (33)
------------------------------------------------------------------------------------------------------------------------------


                                                                                                  GLOBAL NATURAL RESOURCES
                                                                                                ------------------------------
                                                                                                      FOR THE          FOR THE
                                                                                                   YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                      DEC. 31, 2000    DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                           ($145)           ($485)
Net realized gain/(loss) from investments and foreign currency transactions                             3,833          (1,234)
Net realized gain/(loss) from securities and options sold short                                             -               -
Net change in unrealized appreciation/(depreciation) on investments and
     on translation of assets and liabilities in foreign currency                                       2,478            7,009
Net change in unrealized appreciation/(depreciation) on securities and options sold short                   -                -
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         6,166            5,290
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                       -               -
Realized gain on investments and securities sold short                                                      -               -
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                         -               -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                           387          (5,979)

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                   387          (5,979)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                                   6,553            (689)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                    22,818          23,507
End of Period                                                                                         $29,371         $22,818
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                           -             (48)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                             PARTNERS
                                                                                                ------------------------------
                                                                                                      FOR THE          FOR THE
                                                                                                   YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                      DEC. 31, 2000    DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                             $163           ($405)
Net realized gain/(loss) from investments and foreign currency transactions                             3,213            2,755
Net realized gain/(loss) from securities and options sold short                                             -               -
Net change in unrealized appreciation/(depreciation) on investments and
     on translation of assets and liabilities in foreign currency                                       2,500          (1,559)
Net change in unrealized appreciation/(depreciation) on securities and options sold short                   -                -
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         5,876              791
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                       -                -
Realized gain on investments and securities sold short                                                      -                -
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                         -                -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                            47         (26,487)

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                    47         (26,487)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                                   5,923         (25,696)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                    22,374           48,070
End of Period                                                                                         $28,297          $22,374
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                          62            (104)
------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

FINANCIAL HIGHLIGHTS

                                                                                                                   DISTRIBUTIONS
                                                 NET ASSET VALUE,             NET     NET REALIZED                      FROM NET
                                                        BEGINNING      INVESTMENT   AND UNREALIZED          TOTAL     INVESTMENT
                                                        OF PERIOD   INCOME/(LOSS)      GAIN/(LOSS)     OPERATIONS         INCOME
--------------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------------------------------------------------------
Period Ended 12/31/00(2)                                   $10.00         $(0.04)           $(1.74)       $ (1.78)     $       -

DIVERSIFIED GROWTH
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                         32.99          (0.25)            (8.69)         (8.94)             -
Year Ended 12/31/99                                         15.89              -             22.58          22.58              -
Year Ended 12/31/98(6)                                      14.04          (0.19)             2.43           2.24              -
Year Ended 12/31/97(6)                                      12.42          (0.17)             3.72           3.55              -
Period Ended 12/31/96(3),(6)                                10.00          (0.05)             2.47           2.42              -

EMERGING GROWTH
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                         60.67          (0.47)           (14.74)        (15.21)             -
Year Ended 12/31/99                                         22.95           0.14             40.89          41.03              -
Year Ended 12/31/98(6)                                      18.71          (0.20)             5.32           5.12              -
Year Ended 12/31/97(6)                                      20.07          (0.14)             3.80           3.66              -
Year Ended 12/31/96(6)                                      19.21          (0.17)             4.23           4.06              -

THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                         35.79          (0.40)           (12.05)        (12.45)             -
Year Ended 12/31/99                                         17.96              -             21.72          21.72              -
Year Ended 12/31/98(6)                                      11.80          (0.20)             6.36           6.16              -
Year Ended 12/31/97(6)                                      11.51          (0.22)             0.95           0.73              -
Year Ended 12/31/96(6)                                       9.30          (0.20)             2.68           2.48              -

RS INTERNET AGE FUND-TM-
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                         12.18          (0.20)            (5.45)         (5.65)             -
Period Ended 12/31/99(4)                                    10.00              -              2.18           2.18              -

MICROCAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                         22.34          (0.33)             1.24           0.91              -
Year Ended 12/31/99                                         14.26              -              8.08           8.08              -
Year Ended 12/31/98(6)                                      14.35          (0.21)             0.12         (0.09)              -
Year Ended 12/31/97(6)                                      11.00          (0.19)             3.54           3.35              -
Period Ended 12/31/96(5)(6)                                 10.00          (0.08)             1.08           1.00              -


                                                DISTRIBUTIONS
                                                     FROM NET
                                                     REALIZED
                                                CAPITAL GAINS
-------------------------------------------------------------------

AGGRESSIVE GROWTH
-------------------------------------------------------------------
Period Ended 12/31/002                              $       -

DIVERSIFIED GROWTH
-------------------------------------------------------------------
Year Ended 12/31/00                                    (1.22)
Year Ended 12/31/99                                    (5.48)
Year Ended 12/31/98(6)                                 (0.39)
Year Ended 12/31/97(6)                                 (1.93)
Period Ended 12/31/96(3),(6)                                -

EMERGING GROWTH
-------------------------------------------------------------------
Year Ended 12/31/00                                    (1.44)
Year Ended 12/31/99                                    (3.31)
Year Ended 12/31/98(6)                                 (0.88)
Year Ended 12/31/97(6)                                 (5.02)
Year Ended 12/31/96(6)                                 (3.20)

THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
-------------------------------------------------------------------
Year Ended 12/31/00                                    (4.33)
Year Ended 12/31/99                                    (3.89)
Year Ended 12/31/98(6)                                      -
Year Ended 12/31/97(6)                                 (0.44)
Year Ended 12/31/96(6)                                 (0.27)

RS INTERNET AGE FUND-TM-
-------------------------------------------------------------------
Year Ended 12/31/00                                         -
Period Ended 12/31/99(4)                                    -

MICROCAP GROWTH
-------------------------------------------------------------------
Year Ended 12/31/00                                    (2.56)
Year Ended 12/31/99                                         -
Year Ended 12/31/98(6)                                      -
Year Ended 12/31/97(6)                                      -
Period Ended 12/31/96(5),(6)                                -

                                   See notes to Financial Highlights on page 85.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

                                                                                                                 NET RATIO
                                                    NET ASSET                                    NET ASSETS    OF EXPENSES
                                                   VALUE, END                TOTAL                   END OF     TO AVERAGE
                                                    OF PERIOD             RETURN(1)            PERIOD (000S)  NET ASSETS(1)
------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH
------------------------------------------------------------------------------------------------------------------------
Period Ended 12/31/00(2)                               $8.22                (17.80)%               $181,151         1.46%

DIVERSIFIED GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                    22.83                (26.91)%                567,888         1.51%
Year Ended 12/31/99                                    32.99                150.21%                 304,746         1.84%
Year Ended 12/31/98(6)                                 15.89                 16.28%                  69,031         1.89%
Year Ended 12/31/97(6)                                 14.04                 29.45%                  80,278         1.94%
Period Ended 12/31/96(3),(6)                           12.42                 24.20%                  59,588         2.28%

EMERGING GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                    44.02                (25.04)%              3,867,028         1.29%
Year Ended 12/31/99                                    60.67                182.56%               3,579,620         1.51%
Year Ended 12/31/98(6)                                 22.95                 28.02%                 403,330         1.47%
Year Ended 12/31/97(6)                                 18.71                 18.54%                 248,730         1.50%
Year Ended 12/31/96(6)                                 20.07                 21.53%                 210,404         1.60%

THE INFORMATION AGE FUND-Registered Trademark-
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                    19.01                (35.09)%                201,820         1.54%
Year Ended 12/31/99                                    35.79                126.22%                 354,636         1.68%
Year Ended 12/31/98(6)                                 17.96                 52.20%                 159,604         1.74%
Year Ended 12/31/97(6)                                 11.80                  6.15%                 118,832         1.82%
Year Ended 12/31/96(6)                                 11.51                 26.72%                 106,264         2.03%

RS INTERNET AGE FUND-TM-
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                     6.53                (46.39)%                100,281         1.78%
Period Ended 12/31/99(4)                               12.18                 21.80%                 103,585         1.76%

MICROCAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                    20.69                  4.44%                 106,349         1.67%
Year Ended 12/31/99                                    22.34                 56.66%                 103,312         1.92%
Year Ended 12/31/98(6)                                 14.26                 (0.63)%                 94,723         1.91%
Year Ended 12/31/97(6)                                 14.35                 30.45%                 104,858         1.95%
Period Ended 12/31/96(5),(6)                           11.00                 10.00%                   9,464         3.08%

                                                  GROSS RATIO           NET RATIO OF           GROSS RATIO OF
                                                  OF EXPENSES         NET INVESTMENT           NET INVESTMENT     PORTFOLIO
                                                   TO AVERAGE       INCOME/(LOSS) TO            INCOME/(LOSS)      TURNOVER
                                                  NET ASSETS(1)  AVERAGE NET ASSETS(1)    AVERAGE NET ASSETS(1)     RATE(1)
---------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH
---------------------------------------------------------------------------------------------------------------------------
Period Ended 12/31/00(2)                                1.66%                (0.81)%                  (1.01)%        167%

DIVERSIFIED GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                     1.66%                (1.01)%                  (1.16)%        383%
Year Ended 12/31/99                                     1.89%                (1.40)%                  (1.44)%        473%
Year Ended 12/31/98(6)                                  1.95%                (1.29)%                  (1.35)%        403%
Year Ended 12/31/97(6)                                  2.14%                (1.20)%                  (1.40)%        370%
Period Ended 12/31/96(3),(6)                            2.44%                (1.05)%                  (1.21)%         69%

EMERGING GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                     1.50%                (0.82)%                  (1.03)%        157%
Year Ended 12/31/99                                     1.51%                (1.19)%                  (1.19)%        177%
Year Ended 12/31/986                                    1.47%                (1.03)%                  (1.03)%        291%
Year Ended 12/31/976                                    1.50%                (0.68)%                  (0.68)%        462%
Year Ended 12/31/966                                    1.60%                (0.83)%                  (0.83)%        270%

THE INFORMATION AGE FUND-Registered Trademark-
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                     1.54%                (1.22)%                  (1.22)%        185%
Year Ended 12/31/99                                     1.69%                (1.54)%                  (1.55)%        182%
Year Ended 12/31/98(6)                                  1.74%                (1.55)%                  (1.55)%        224%
Year Ended 12/31/97(6)                                  1.82%                (1.71)%                  (1.71)%        369%
Year Ended 12/31/96(6)                                  2.03%                (1.85)%                  (1.85)%        452%

RS INTERNET AGE FUND-TM-
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                     2.00%                (1.52)%                  (1.74)%        238%
Period Ended 12/31/99(4)                                1.82%                (1.34)%                  (1.40)%          2%

MICROCAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                     1.93%                (1.41)%                  (1.67)%        126%
Year Ended 12/31/99                                     1.97%                (1.67)%                  (1.72)%         90%
Year Ended 12/31/98(6)                                  2.01%                (1.46)%                  (1.56)%        108%
Year Ended 12/31/97(6)                                  2.60%                (1.35)%                  (2.00)%        170%
Period Ended 12/31/96(5),(6)                            6.40%                (2.13)%                  (5.45)%         22%

                                   See notes to Financial Highlights on page 85.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

                                                                                                  DISTRIBUTIONS    DISTRIBUTIONS
                                 NET ASSET VALUE,            NET     NET REALIZED                      FROM NET         FROM NET
                                        BEGINNING      NVESTMENT   AND UNREALIZED          TOTAL     INVESTMENT         REALIZED
                                        OF PERIOD  INCOME/(LOSS)      GAIN/(LOSS)     OPERATIONS         INCOME    CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------------------

MIDCAP OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                        $15.92        $(0.02)          $(1.09)        $(1.11)        $(0.02)          $(3.14)
Year Ended 12/31/99                         14.04           0.04             6.95           6.99         (0.05)           (5.06)
Year Ended 12/31/98(6)                      13.52           0.14             1.34           1.48         (0.19)           (0.77)
Year Ended 12/31/97(6)                      13.62           0.07             2.90           2.97         (0.04)           (3.03)
Year Ended 12/31/96(6)                      11.24           0.02             2.70           2.72         (0.02)           (0.32)

VALUE + GROWTH
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                         30.43         (0.33)           (3.14)         (3.47)              -           (2.34)
Year Ended 12/31/99                         25.92              -             7.16           7.16              -           (2.65)
Year Ended 12/31/98(6)                      23.18         (0.25)             6.33           6.08              -           (3.34)
Year Ended 12/31/97(6)                      24.16         (0.26)             3.71           3.45              -           (4.43)
Year Ended 12/31/96(6)                      22.66         (0.24)             3.47           3.23              -           (1.73)

THE CONTRARIAN FUND-TM-
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                         10.00           0.02             1.01           1.03              -                -
Year Ended 12/31/99                          7.23           0.20             2.57           2.77              -                -
Year Ended 12/31/98(6)                      11.61         (0.08)           (3.72)         (3.80)              -           (0.58)
Year Ended 12/31/97(6)                      16.57              -           (4.88)         (4.88)              -           (0.08)
Year Ended 12/31/96(6)                      13.78              -             2.99           2.99              -           (0.20)

GLOBAL NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                          9.13         (0.06)             2.42           2.36              -                -
Year Ended 12/31/99                          7.46         (0.01)             1.68           1.67              -                -
Year Ended 12/31/98(6)                      11.67         (0.07)           (3.95)         (4.02)              -           (0.19)
Year Ended 12/31/97(6)                      14.29         (0.05)           (2.39)         (2.44)              -           (0.18)
Year Ended 12/31/96(6)                      10.12         (0.06)             4.24           4.18         (0.01)                -

PARTNERS
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                         11.96           0.09             3.67           3.76              -                -
Year Ended 12/31/99                         11.53         (0.04)             0.47           0.43              -                -
Year Ended 12/31/98(6)                      16.49         (0.04)           (4.31)         (4.35)         (0.38)           (0.23)
Year Ended 12/31/97(6)                      14.60           0.13             2.52           2.65         (0.12)           (0.64)
Year Ended 12/31/96(6)                      10.39           0.13             4.36           4.49         (0.06)           (0.22)

                                   See notes to Financial Highlights on page 85.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

                                                                                 NET RATIO      GROSS RATIO           NET RATIO OF
                                NET ASSET,                     NET ASSETS      OF EXPENSES      OF EXPENSES         NET INVESTMENT
                                VALUE, END          TOTAL          END OF       TO AVERAGE       TO AVERAGE       INCOME/(LOSS) TO
                                 OF PERIOD       RETURN(1)   PERIOD (000S)    NET ASSETS(1)    NET ASSETS(1)  AVERAGE NET ASSETS(1)
-----------------------------------------------------------------------------------------------------------------------------------

MIDCAP OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                 $11.65       (6.28)%         $197,915           1.39%            1.58%                 (0.14)%
Year Ended 12/31/99                  15.92        56.12%          226,529           1.59%            1.67%                  0.31%
Year Ended 12/31/98(6)               14.04        11.65%          183,910           1.30%            1.64%                  1.00%
Year Ended 12/31/97(6)               13.52        22.40%          298,669           1.30%            1.72%                  0.45%
Year Ended 12/31/96(6)               13.62        24.16%          309,775           1.71%            1.76%                  0.18%

VALUE + GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                  24.62      (11.09)%          482,194           1.53%            1.53%                (1.05)%
Year Ended 12/31/99                  30.43        28.43%          673,900           1.59%            1.59%                (1.20)%
Year Ended 12/31/98(6)               25.92        27.44%          677,505           1.46%            1.46%                (0.96)%
Year Ended 12/31/97(6)               23.18        13.81%          752,994           1.44%            1.44%                (0.96)%
Year Ended 12/31/96(6)               24.16        14.12%          643,157           1.51%            1.51%                (1.06)%

THE CONTRARIAN FUND-TM-
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                  11.03        10.30%           91,919           2.22%            2.25%                  0.19%
Year Ended 12/31/99                  10.00        38.31%          115,911           2.17%            2.43%                (1.17)%
Year Ended 12/31/98(6)                7.23      (32.69)%          124,666           2.83%            2.83%                (0.80)%
Year Ended 12/31/97(6)               11.61      (29.51)%          398,242           2.48%            2.48%                  0.01%
Year Ended 12/31/96(6)               16.57        21.68%        1,063,438           2.46%            2.46%                (0.02)%

GLOBAL NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                  11.49        25.85%           29,371           1.98%            2.10%                (0.53)%
Year Ended 12/31/99                   9.13        22.39%           22,818           2.09%            2.42%                (1.72)%
Year Ended 12/31/98(6)                7.46      (34.45)%           23,476           1.95%            2.21%                (0.69)%
Year Ended 12/31/97(6)               11.67      (17.14)%           78,371           1.81%            1.82%                (0.38)%
Year Ended 12/31/96(6)               14.29        41.21%          120,521           1.94%            2.16%                (0.45)%

PARTNERS
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                  15.72        31.44%           28,297           1.90%            2.22%                  0.73%
Year Ended 12/31/99                  11.96         3.73%           22,374           2.13%            2.79%                (1.24)%
Year Ended 12/31/98(6)               11.53      (27.38)%           47,936           1.88%            2.07%                (0.26)%
Year Ended 12/31/97(6)               16.49        18.08%          194,133           1.78%            1.78%                  0.82%
Year Ended 12/31/96(6)               14.60        43.15%          127,268           1.93%            2.15%                  0.95%


                                   GROSS RATIO OF
                                   NET INVESTMENT       PORTFOLIO
                                 INCOME/(LOSS) TO        TURNOVER
                             AVERAGE NET ASSETS(1)        RATE(1)
------------------------------------------------------------------

MIDCAP OPPORTUNITIES
------------------------------------------------------------------
Year Ended 12/31/00                         (0.33)%          542%
Year Ended 12/31/99                          0.23%           408%
Year Ended 12/31/98(6)                       0.65%           212%
Year Ended 12/31/97(6)                       0.03%           236%
Year Ended 12/31/96(6)                       0.13%           212%

VALUE + GROWTH
-----------------------------------------------------------------
Year Ended 12/31/00                         (1.05)%           71%
Year Ended 12/31/99                         (1.20)%           80%
Year Ended 12/31/98(6)                      (0.96)%          190%
Year Ended 12/31/97(6)                      (0.96)%          228%
Year Ended 12/31/96(6)                      (1.06)%          221%

THE CONTRARIAN FUND-TM-
-----------------------------------------------------------------
Year Ended 12/31/00                          0.16%           117%
Year Ended 12/31/99                         (1.43)%           86%
Year Ended 12/31/98(6)                      (0.80)%           39%
Year Ended 12/31/97(6)                       0.01%            36%
Year Ended 12/31/96(6)                      (0.02)%           44%

GLOBAL NATURAL RESOURCES
-----------------------------------------------------------------
Year Ended 12/31/00                         (0.65)%          159%
Year Ended 12/31/99                         (2.05)%          140%
Year Ended 12/31/98(6)                      (0.96)%           63%
Year Ended 12/31/97(6)                      (0.38)%           97%
Year Ended 12/31/96(6)                      (0.67)%           82%

PARTNERS
-----------------------------------------------------------------
Year Ended 12/31/00                          0.41%           134%
Year Ended 12/31/99                         (1.90)%           84%
Year Ended 12/31/98(6)                      (0.46)%           73%
Year Ended 12/31/97(6)                       0.82%            78%
Year Ended 12/31/96(6)                       0.73%           101%


Distributions reflect actual per-share amounts distributed for the period.

(1) Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

(2)  Aggressive Growth shares were first issued on 5/1/00.

(3)  Diversified Growth Fund shares were first issued on 8/1/96.

(4)  RS Internet Age Fund-TM- shares were first issued on 12/1/99.

(5)  MicroCap Growth shares were first issued on 8/15/96.

(6) Per-share data has been determined by using the average number of shares outstanding throughout the period.

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT


NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (a "Fund," the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers eleven portfolios. The RS Emerging Growth Fund, the RS Value + Growth Fund, the RS MidCap Opportunities Fund, The Information Age Fund-Registered Trademark-, the RS Global Natural Resources Fund, the RS Diversified Growth Fund, RS MicroCap Growth Fund, the RS Internet Age Fund-TM-, and the RS Aggressive Growth Fund are registered as diversified funds. The Contrarian Fund-TM- and the RS Partners Fund are registered as non-diversified funds. Each Fund consists of a single class of shares.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when each Fund's net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of each Fund's long positions valued using these guidelines and procedures at December 31, 2000, were as follows:

                                             PERCENTAGE                               PERCENTAGE
                                                OF LONG                                  OF LONG
FUND                                          POSITIONS   FUND                         POSITIONS
-------------------------------------------------------   --------------------------------------
Aggressive Growth                                  0.0%   MidCap Opportunities              0.5%
Diversified Growth                                 0.2%   Value + Growth                    0.0%
Emerging Growth                                    0.0%   The Contrarian Fund-TM-           1.1%
The Information Age Fund-Registered Trademark-     0.0%   Global Natural Resources          1.6%
RS Internet Age Fund-TM-                           0.0%   Partners                          1.5%
MicroCap Growth                                    0.0%
-------------------------------------------------------   --------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations are not readily available are priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.


b. FEDERAL INCOME TAXES:

The Funds intend to continue to comply with the requirements of the Internal Revenue Code, to qualify as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.


c. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.


d. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.


f. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust, based on relative net assets.

Expense offsets and other waivers represent expense offsets due to securities lending and the waiver of fees by the Funds' accounting agent/administrator. (See Note 5)


g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

CAPITAL LOSS CARRYOVERS

EXPIRING                           2005            2006            2007            2008           TOTAL
-------------------------------------------------------------------------------------------------------
Aggressive Growth                 $   -           $   -           $   -      $2,526,668      $2,526,668
Diversified Growth                    -               -               -      16,606,435      16,606,435
RS Internet Age Fund-TM-              -               -               -      38,065,629      38,065,629
The Contrarian Fund-TM-               -      48,582,052      67,677,287       9,408,351     125,667,690
Global Natural Resources              -       7,192,295      10,576,876               -      17,769,171
Partners                      1,196,248               -               -               -       1,196,248
-------------------------------------------------------------------------------------------------------

See chart above for capital loss carryovers available for the Funds at December 31, 2000.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2000, the funds elected to defer net capital and currency losses as follows:

FUND
--------------------------------------------------------------------------------
Aggressive Growth                                                  $  13,309,653
Diversified Growth                                                    45,789,164
Emerging Growth                                                      268,160,800
The Information Age Fund-Registered Trademark-                                 -
RS Internet Age Fund-TM-                                              41,274,981
MicroCap Growth                                                                -
MidCap Opportunities                                                   8,776,779
Value + Growth                                                         3,173,097
The Contrarian Fund-TM-                                               10,514,556
Global Natural Resources                                                   4,847
Partners                                                                   1,237
--------------------------------------------------------------------------------


h. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.


i. TEMPORARY BORROWINGS:

All Funds within the Trust share in a $40 million, uncommitted revolving credit and/or overdraft protection facility from Wilmington Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to a maximum of 10 percent of its total assets under the agreement.

                                                       AMOUNT                     AVERAGE
                                                  OUTSTANDING        AVERAGE     INTEREST
FUND                                              AT 12/31/00     BORROWING*     RATE (%)
-----------------------------------------------------------------------------------------
Aggressive Growth                                     $     -       $179,404        7.05
Diversified Growth                                          -      1,480,913        7.05
Emerging Growth                                             -              -        7.05
The Information Age Fund-Registered Trademark-              -        374,057        7.05
RS Internet Age Fund-TM-                                    -        103,102        7.05
MicroCap Growth                                             -         20,065        7.05
MidCap Opportunities                                        -        108,627        7.05
Value + Growth                                              -        714,812        7.05
The Contrarian Fund-TM-                                     -        417,508        7.05
Global Natural Resources                                    -        188,180        7.05
Partners                                                    -         83,841        7.05
-----------------------------------------------------------------------------------------

*FOR THE PERIOD ENDED 12/31/00.


NOTE 2   CAPITAL SHARES:


a. TRANSACTIONS:

The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Prior to April 16, 1999, the Funds offered two classes of shares, Class A and C shares. Effective April 16, 1999, the Funds' outstanding Class C shares were converted to Class A shares. Transactions in capital shares for Class A for the year ended December 31, 2000, and the year ended December 31, 1999 are outlined on the following page. Transactions in capital shares for Class C for the period from January 1, 1999 through April 16, 1999 are also outlined on the following page.

SEMIANNUAL REPORT

(ALL NUMBERS IN THOUSANDS)     TRANSACTIONS IN CAPITAL SHARES

-----------------------------------------------------------------------------------------------------------
                                  AGGRESSIVE GROWTH                           DIVERSIFIED GROWTH
                          -----------------------------------      ----------------------------------------
CLASS A                                   5/1/00** - 12/31/00       1/1/99 - 12/31/99     1/1/00 - 12/31/00
-----------------------------------------------------------------------------------------------------------
                                           SHARES     AMOUNT       SHARES      AMOUNT    SHARES      AMOUNT
Shares Sold                                32,846   $327,782       11,436    $266,962    37,851  $1,258,291
Shares Reinvested                               -          -        1,185      31,668     1,211      26,418
Shares Redeemed                           (10,817)  (101,458)      (7,728)   (156,877)  (23,424)   (728,957)
Net Increase/(Decrease)                    22,029    226,324        4,893     141,753    15,638     555,752

--------------------------------------------------------------------
                                         EMERGING GROWTH
                           -----------------------------------------
CLASS A                     1/1/99 - 12/31/99     1/1/00 - 12/31/00
--------------------------------------------------------------------
                           SHARES      AMOUNT    SHARES       AMOUNT
Shares Sold                91,950  $3,447,594   143,579   $9,011,982
Shares Reinvested           3,211     154,579     2,661      115,565
Shares Redeemed           (53,735) (1,927,232) (117,391)  (7,064,041)
Net Increase/(Decrease)    41,426   1,674,941    28,849    2,063,506


CLASS C                                                               1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------
                                                                     SHARES      AMOUNT
Shares Sold                                                               1         $26
Shares Reinvested                                                         -           -
Shares Redeemed                                                         (75)     (1,399)
Net Increase/(Decrease)                                                 (74)     (1,373)


CLASS C                    1/1/99 - 4/16/99*
-------------------------------------------------------------------
                          SHARES      AMOUNT
Shares Sold                   10        $228
Shares Reinvested              -           -
Shares Redeemed              (61)     (1,761)
Net Increase/(Decrease)      (51)     (1,533)

-------------------------------------------------------------------------------------------------------------
                                 THE INFORMATION AGE
                               FUND-Registered Trademark-                    RS INTERNET AGE FUND-TM-
                         -------------------------------------      -----------------------------------------
CLASS A                  1/1/99 - 12/31/99   1/1/00 - 12/31/00      12/1/99** - 12/31/99    1/1/00 - 12/31/00
-------------------------------------------------------------------------------------------------------------
                         SHARES     AMOUNT   SHARES     AMOUNT       SHARES      AMOUNT    SHARES      AMOUNT
Shares Sold              18,710   $439,505   14,916   $562,801        8,967     $98,384    23,533    $313,960
Shares Reinvested         1,122     32,267    1,993     38,859            -           -         -           -
Shares Redeemed         (18,810)  (434,019) (16,200)  (586,728)        (465)     (5,395)  (16,677)   (175,658)
Net Increase/(Decrease)   1,022     37,753      709     14,932        8,502      92,989     6,856     138,302

-----------------------------------------------------------------

                                     MICROCAP GROWTH
                        -----------------------------------------
CLASS A                  1/1/99 - 12/31/99     1/1/00 - 12/31/00
-----------------------------------------------------------------
                        SHARES      AMOUNT    SHARES       AMOUNT
Shares Sold              6,193     $96,638     6,852     $184,885
Shares Reinvested            -           -       560       11,205
Shares Redeemed         (8,211)   (126,300)   (6,896)    (185,402)
Net Increase/(Decrease) (2,018)    (29,662)      516       10,688


CLASS C                  1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------
                         SHARES     AMOUNT
Shares Sold                   4       $71
Shares Reinvested             -         -
Shares Redeemed             (12)     (228)
Net Increase/(Decrease)      (8)     (157)


CLASS C                  1/1/99 - 4/16/99*
------------------------------------------------------------------
                         SHARES   AMOUNT
Shares Sold                   1      $19
Shares Reinvested             -        -
Shares Redeemed             (42)    (607)
Net Increase/(Decrease)     (41)    (588)

-------------------------------------------------------------------------------------------------------------
                                 MIDCAP OPPORTUNITIES                              VALUE + GROWTH
                         -------------------------------------      -----------------------------------------
CLASS A                  1/1/99 - 12/31/99   1/1/00 - 12/31/00        1/1/99 - 12/31/99     1/1/00 - 12/31/00
-------------------------------------------------------------------------------------------------------------
                         SHARES     AMOUNT   SHARES     AMOUNT       SHARES      AMOUNT    SHARES      AMOUNT
Shares Sold               8,061   $142,199   10,537   $179,567        7,452    $210,841    17,593    $542,871
Shares Reinvested         3,935     53,323    3,690     41,475        1,885      59,792     1,736      41,035
Shares Redeemed         (10,860)  (182,406) (11,476)  (188,588)     (13,328)   (383,700)  (21,884)   (672,122)
Net Increase/(Decrease)   1,136     13,116    2,751     32,454       (3,991)   (113,067)   (2,555)    (88,216)


-----------------------------------------------------------------
                                 THE CONTRARIAN FUND-TM-
                        -----------------------------------------
CLASS A                  1/1/99 - 12/31/99     1/1/00 - 12/31/00
-----------------------------------------------------------------
                        SHARES      AMOUNT    SHARES       AMOUNT
Shares Sold              3,969     $34,206     5,302      $56,421
Shares Reinvested            -           -         -            -
Shares Redeemed         (9,615)    (82,336)   (8,558)     (89,058)
Net Increase/(Decrease) (5,646)    (48,130)   (3,256)     (32,637)


CLASS C                  1/1/99 - 4/16/99*                            1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------
                         SHARES     AMOUNT                           SHARES      AMOUNT
Shares Sold                   3        $46                                1         $16
Shares Reinvested             -          -                                -           -
Shares Redeemed           (169)     (2,551)                             (64)     (1,711)
Net Increase/(Decrease)   (166)     (2,505)                             (63)     (1,695)


CLASS C                   1/1/99 - 4/16/99*
------------------------------------------------------------------
                         SHARES      AMOUNT
Shares Sold                   -       $   -
Shares Reinvested             -           -
Shares Redeemed             (81)       (636)
Net Increase/(Decrease)     (81)       (636)

-------------------------------------------------------------------------------------------------------------
                                GLOBAL NATURAL RESOURCES                             PARTNERS
                         -------------------------------------      -----------------------------------------
CLASS A                  1/1/99 - 12/31/99   1/1/00 - 12/31/00        1/1/99 - 12/31/99     1/1/00 - 12/31/00
-------------------------------------------------------------------------------------------------------------
                         SHARES     AMOUNT   SHARES     AMOUNT       SHARES      AMOUNT    SHARES      AMOUNT
Shares Sold               5,014    $44,758    4,573    $46,480        1,799     $21,154     2,600     $35,455
Shares Reinvested             -          -        -          -            -           -         -           -
Shares Redeemed          (5,662)   (50,702)  (4,514)   (46,093)      (4,084)    (47,507)   (2,671)    (35,408)
Net Increase/(Decrease)    (648)    (5,944)      59        387       (2,285)    (26,353)      (71)         47


CLASS C                  1/1/99 - 4/16/99*                            1/1/99 - 4/16/99*
-------------------------------------------------------------------------------------------------------------
                         SHARES     AMOUNT                           SHARES      AMOUNT
Shares Sold                   -      $   -                                -       $   -
Shares Reinvested             -          -                                -           -
Shares Redeemed              (4)       (35)                             (12)       (134)
Net Increase/(Decrease)      (4)       (35)                             (12)       (134)

*  Effective April 16, 1999, the Funds liquidated Class C shares.
** Commencement of investment operations.

NOTE 3     TRANSACTIONS WITH AFFILIATES:


a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. ("RSIM, L.P.") or RS Investment Management, Inc. ("RSIM, Inc.") an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below.

                                                                      INVESTMENT
FUND                                                               ADVISORY FEES
--------------------------------------------------------------------------------
Aggressive Growth                                                          1.00%
Diversified Growth                                                         1.00%
Emerging Growth                                                            1.00%
The Information Age Fund-Registered Trademark-                             1.00%
RS Internet Age Fund-TM-                                                   1.25%
MicroCap Growth                                                            1.25%
MidCap Opportunities                                                       1.00%
Value + Growth                                                             1.00%
The Contrarian Fund-TM-                                                    1.50%
Global Natural Resources                                                   1.00%
Partners                                                                   1.25%
--------------------------------------------------------------------------------


RSIM, L.P. and RSIM, Inc. may voluntarily agree to bear operating expenses of a Fund (excluding interest, taxes, deferred organizational and extraordinary expenses and dividend expenses related to short sales) to the extent they exceed a stated limit, either by reimbursement of expenses to the Fund or by means of an advisory fee waiver.

RSIM, L.P. and RSIM, Inc. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the Statement of Operations.

During the period ended December 31, 2000, RSIM, L.P. and RSIM, Inc. recouped the following amounts:

FUND
--------------------------------------------------------------------------------
Aggressive Growth                                                         $    -
Diversified Growth                                                             -
Emerging Growth                                                                -
The Information Age Fund-Registered Trademark-                                 -
RS Internet Age Fund-TM-                                                       -
MicroCap Growth                                                           83,975
MidCap Opportunities                                                           -
Value + Growth                                                                 -
The Contrarian Fund-TM-                                                        -
Global Natural Resources                                                  46,297
Partners                                                                  11,710
--------------------------------------------------------------------------------

At December 31, 2000, the balance of recoupable expenses for each fund was:

FUND                                                    1999          2000       TOTAL
--------------------------------------------------------------------------------------
Aggressive Growth                                    $     -       $     -      $    -
Diversified Growth                                         -             -           -
Emerging Growth                                            -             -           -
The Information Age Fund-Registered Trademark-             -             -           -
RS Internet Age Fund-TM-                                   -             -           -
MicroCap Growth                                       27,155         2,980      30,135
MidCap Opportunities                                 120,329             -     120,329
Value + Growth                                             -             -           -
The Contrarian Fund-TM-                                    -             -           -
Global Natural Resources                                   -             -           -
Partners                                             175,552        49,615     225,167
--------------------------------------------------------------------------------------


b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees of the Funds who are not interested persons of the Trust, as defined in the 1940 Act, did collectively receive compensation and reimbursement of expenses for the year ended December 31, 2000.


c. DISTRIBUTION FEES:

Provident Distributors, Inc. ("Provident"), a non-affiliate, is the Funds' distributor. The Funds have entered into agreements with Provident for distribution services with respect to its shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, Provident is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Funds at an annual rate of 0.25% of the daily average net assets. RSIM, L.P. and RSIM, Inc. or their affiliates provide certain services to Provident in respect of the promotion of the Funds' shares and are compensated by Provident for those services.

ANNUAL REPORT

TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT (SEE NOTE 4a BELOW)

                                                             ACCUMULATED UNREALIZED
                                COST OF INVESTMENTS/    APPRECIATION/(DEPRECIATION)
                                         PROCEEDS OF             ON INVESTMENTS AND        GROSS UNREALIZED        GROSS UNREALIZED
FUND                           SECURITIES SOLD SHORT          SECURITIES SOLD SHORT            APPRECIATION            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                       $237,878,849                  $(28,480,405)             $12,754,028             $41,234,433
Diversified Growth                       782,539,343                  (114,853,133)              82,600,453             197,453,586
Emerging Growth                        4,796,569,243                   124,772,051              793,710,515             668,938,464
The Information Age
 Fund-Registered Trademark-              174,804,911                    29,534,058               47,658,265              18,124,207
RS Internet Age Fund-TM-                 177,171,760                   (48,591,303)               8,906,627              57,497,930
MicroCap Growth                          105,030,200                    29,807,565               36,107,791               6,300,226
MidCap Opportunities                     244,732,743                     7,787,639               21,590,819              13,803,180
Value + Growth                           275,317,293                   216,734,559              223,462,007               6,727,448
The Contrarian Fund-TM-                   98,704,074                    (7,425,726)              35,996,583              43,422,309
Global Natural Resources                  28,699,126                     1,395,458                5,311,855               3,916,397
Partners                                  30,159,602                     2,517,385                6,257,153               3,739,768
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 4 INVESTMENTS:


a. TAX BASIS OF INVESTMENTS:

The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at December 31, 2000, for each Fund is listed above. The net unrealized appreciation/depreciation on investments and securities sold short which consists of gross unrealized appreciation and depreciation are also disclosed in the chart above.


b. INVESTMENT PURCHASES AND SALES:

The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) for the period ended December 31, 2000, were as follows:

                                              COST OF INVESTMENTS        PROCEEDS FROM
FUND                                                    PURCHASED     INVESTMENTS SOLD
--------------------------------------------------------------------------------------
Aggressive Growth                                    $432,888,893         $235,957,495
Diversified Growth                                  2,766,428,864        2,239,135,490
Emerging Growth                                     8,679,497,715        7,080,564,907
The Information Age Fund-Registered Trademark-        594,942,135          645,472,509
RS Internet Age Fund-TM-                              570,484,818          429,372,551
MicroCap Growth                                       142,691,276          150,937,448
MidCap Opportunities                                1,173,253,400        1,185,057,453
Value + Growth                                        420,277,193          550,382,094
The Contrarian Fund-TM-                               112,070,497          144,111,237
Global Natural Resources                               40,491,138           41,023,215
Partners                                               29,930,017           27,751,194
--------------------------------------------------------------------------------------


c. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.


d. SHORT SALES:

Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The following Funds may currently sell securities short: Aggressive Growth, RS Internet Age Fund-TM-, MicroCap Growth, Value + Growth, The Contrarian Fund-TM-, and Global Natural Resources. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with a Fund's broker. The Funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Funds may also sell short "against the box" (i.e., the Funds enter into a short sale as described above while holding an offsetting long position in the security which is sold short). The Funds limit the value of short sale positions (excluding short sales against the box) to 25% (The Contrarian Fund-TM- is allowed up to 40%) of the Fund's total assets. For the period ended December 31, 2000, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:

                                                  COST OF INVESTMENTS         PROCEEDS FROM
                                                         PURCHASED TO           INVESTMENTS
FUND                                                COVER SHORT SELLS            SOLD SHORT
-------------------------------------------------------------------------------------------
Aggressive Growth                                             $     -               $     -
Diversified Growth                                                  -                     -
Emerging Growth                                                     -                     -
The Information Age Fund-Registered Trademark-                      -                     -
RS Internet Age Fund-TM-                                    4,166,954             5,614,611
MicroCap Growth                                                     -                     -
MidCap Opportunities                                                -                     -
Value + Growth                                                      -                     -
The Contrarian Fund-TM-                                    26,476,374            10,982,864
Global Natural Resources                                            -                     -
Partners                                                            -                     -
-------------------------------------------------------------------------------------------


e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in
Note 1.a., paragraph 2. See detail of transactions in restricted securities below.


f. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. When a fund is the writer of options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

DIVERSIFIED GROWTH: WRITTEN OPTIONS

Transactions in written options for the year ended December 31, 2000 were as follows:

                                                        NUMBER
                                   AMOUNT OF      OF CONTRACTS
                                    PREMIUMS          OPTIONED
--------------------------------------------------------------
Outstanding at 12/31/99          $         -                 -
Options written                      952,381             2,225
Options expired                      (33,624)             (250)
Options exercised                    (39,699)             (100)
Options closed                      (879,058)           (1,875)
--------------------------------------------------------------
Outstanding at 12/31/00          $         -                 -
--------------------------------------------------------------

MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

Transactions in written options for the year ended December 31, 2000 were as follows:

                                                       NUMBER
                                   AMOUNT OF      OF CONTRACTS
                                    PREMIUMS          OPTIONED
--------------------------------------------------------------
Outstanding at 12/31/99          $         -                 -
Options written                    1,773,294             4,603
Options expired                      (91,159)             (450)
Options exercised                   (431,808)             (776)
Options closed                    (1,146,165)           (3,132)
--------------------------------------------------------------
Outstanding at 12/31/00          $   104,162               245
--------------------------------------------------------------


RESTRICTED SECURITIES

                                                                                                                         % OF FUNDS'
FUND                  SECURITY                                    SHARES          COST       VALUE    ACQUISITION DATE   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Diversified Growth    Boots & Coots International Well
                          Control, Inc., Series B (Conv. Pfd.)    11,675  $  1,536,202  $  509,504   2/10/00 - 3/16/00
                      Startec Global Com. Corp.                  250,000       968,750     775,000            11/24/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                             2,504,952   1,284,504                         0.23%
------------------------------------------------------------------------------------------------------------------------------------

MidCap Opportunities  Anthracite Capital, Inc.,
                          Series B (Conv. Pfd.)                   75,000     1,298,250   1,298,250            10/29/97
------------------------------------------------------------------------------------------------------------------------------------
                                                                             1,298,250   1,298,250                         0.66%
------------------------------------------------------------------------------------------------------------------------------------

The Contrarian
  Fund-TM-            African Minerals, Ltd.                     698,422     2,837,501     931,206   4/25/97 - 5/7/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                             2,837,501     931,206                         1.01%
------------------------------------------------------------------------------------------------------------------------------------

Global Natural
Resources             African Minerals, Ltd.                     203,624       784,997     271,492   4/25/97 - 5/7/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                               784,997     271,492                         0.92%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL REPORT

NOTE 5   SECURITIES LENDING:


Certain of the Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RSIM. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts are shown as offsets in the Statement of Operations. During the year ended December 31, 2000, the following Funds had security lending fees totaling:

FUND                                                                        FEES
--------------------------------------------------------------------------------
Aggressive Growth                                                       $191,924
Diversified Growth                                                       939,508
Emerging Growth                                                       10,556,583
The Information Age Fund-Registered Trademark-                                 -
RS Internet Age Fund-TM-                                                 424,804
MicroCap Growth                                                          289,382
MidCap Opportunities                                                     436,786
Value + Growth                                                                 -
The Contrarian Fund-TM-                                                        -
Global Natural Resources                                                       -
Partners                                                                       -
--------------------------------------------------------------------------------

Funds that lend securities receive cash as collateral in an amount at least equal to 102% of the current market value of loaned securities. The cash collateral is substantially invested in institutional money market pooled accounts. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund on the next business day. The value of loaned securities and the value of collateral at December 31, 2000, were as follows:

                                                       VALUE OF         VALUE OF
FUND                                          LOANED SECURITIES       COLLATERAL
--------------------------------------------------------------------------------
Aggressive Growth                                   $36,232,400      $37,449,200
Diversified Growth                                  108,971,200      123,609,200
Emerging Growth                                     896,363,307      928,878,992
The Information Age Fund-Registered Trademark-                -                -
RS Internet Age Fund-TM-                             23,460,800       26,171,700
MicroCap Growth                                      24,878,200       26,319,700
MidCap Opportunities                                 46,912,300       48,024,600
Value + Growth                                                -                -
The Contrarian Fund-TM-                                       -                -
Global Natural Resources                                      -                -
Partners                                                      -                -
--------------------------------------------------------------------------------

                                                                        RS FUNDS


REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF RS INVESTMENT TRUST


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the RS Investment Trust (hereinafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2001

ANNUAL REPORT


SUPPLEMENTAL INFORMATION--UNAUDITED



TAX INFORMATION
YEAR ENDED DECEMBER 31, 2000

In accordance with the Internal Revenue Code, the following funds are designating the following amounts as long-term capital gain dividends:

--------------------------------------------------------------------------------
Diversified Growth                                                 $     923,280
Emerging Growth                                                       14,966,317
The Information Age Fund-Registered Trademark-                        60,872,205
MicroCap Growth                                                       17,659,006
MidCap Opportunities                                                   2,780,363
Value + Growth                                                        54,994,194
--------------------------------------------------------------------------------

                                                                        RS FUNDS

ANNUAL REPORT


ADMINISTRATION


OFFICERS AND TRUSTEES
G. Randall Hecht, TRUSTEE
PRESIDENT

Leonard B. Auerbach, TRUSTEE
PRESIDENT AND CEO, CENTER CAPITAL
GROUP, INC. (AN AIG MEMBER COMPANY)

John W. Glynn, Jr., TRUSTEE
PRINCIPAL AND CHAIRMAN OF
GLYNN CAPITAL MANAGEMENT

James K. Peterson, TRUSTEE
FORMER DIRECTOR OF INVESTMENT
MANAGEMENT OF THE IBM
RETIREMENT FUNDS

Steven M. Cohen
TREASURER

Suzanne M. DuFrane
SECRETARY

INVESTMENT ADVISER
RS Investment Management, L.P.
388 Market Street, Suite 200
San Francisco, CA 94111

RS Investment Management, Inc.
(Emerging Growth Fund)
40 Tower Lane, Avon Park South
Avon, Connecticut 06011

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center,
6th Floor
West Conshohocken, PA

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-624-8025

CUSTODIAN
PFPC Trust Company
Wilmington, DE

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 2001

The views expressed in this report were those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Funds, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

RS FUNDS


GROWTH

AGGRESSIVE GROWTH FUND
INVESTING IN SMALL-, MID-, AND
LARGE-CAP GROWTH COMPANIES
Managed by Jim Callinan.

DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL-CAP COMPANIES
Managed by John Wallace and
John Seabern.

EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST
DYNAMIC, GROWTH-ORIENTED COMPANIES
Managed by Jim Callinan.

THE INFORMATION AGE FUND-Registered Trademark-
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and
Rod Berry.

RS INTERNET AGE FUND-TM-
INVESTING IN COMPANIES LIKELY TO
BENEFIT FROM THE DEVELOPMENT OF
THE INTERNET
Managed by Cathy Baker* and
Jim Callinan.

MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET
CAPS OF $750 MILLION OR LESS
Managed by Dave Evans and Rainerio Reyes.

MIDCAP OPPORTUNITIES FUND
SEEKING GROWTH IN MID-CAP COMPANIES
WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

VALUE + GROWTH FUND
A FUND SEEKING CAPITAL APPRECIATION
FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.
VALUE

THE CONTRARIAN FUND-TM-
SEEKING OUT OF FAVOR INVESTMENTS
AND SHORTING OVERVALUED STOCKS
Managed by a team of investment
professionals at RS Investment Management.

GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andy Pilara.

PARTNERS FUND
A SMALL-CAP FUND USING A CASH
FLOW VALUE METHODOLOGY
Managed by Andy Pilara.




FUND LISTINGS

Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

Please read the prospectus to learn about the Funds' objectives; investment policies; and the special risks associated with the RS Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

*Cathy Baker is no longer a co-portfolio manager of the RS Internet Age
Fund-TM-.
Please refer to the prospectus for more information.

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                                                              U.S. Postage
                                                                  PAID
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                                                            San Francisco, CA










                            RS INVESTMENT MANAGEMENT
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